UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—96.1%
Consumer Discretionary—22.7%
Diversified Consumer Services—1.5%
Bright Horizons Family Solutions, Inc.[1]	97,050	$6,286,899
ServiceMaster Global Holdings, Inc.[1]	85,810	3,233,321
		9,520,220
Hotels, Restaurants & Leisure—6.4%
Domino’s Pizza, Inc.	109,300	14,412,298
Norwegian Cruise Line Holdings Ltd.[1]	148,530	8,212,224
Panera Bread Co., Cl. A1	30,410	6,228,880
Six Flags Entertainment Corp.	118,140	6,555,588
Vail Resorts, Inc.	49,750	6,651,575
		42,060,565
Household Durables—2.0%
DR Horton, Inc.	147,200	4,449,856
Mohawk Industries, Inc.[1]	43,760	8,353,784
		12,803,640
Leisure Products—1.6%
Hasbro, Inc.	130,710	10,469,871
Multiline Retail—1.0%
Dollar Tree, Inc.[1]	83,080	6,850,777
Specialty Retail—9.5%
AutoZone, Inc.[1]	8,720	6,947,137
O’Reilly Automotive, Inc.[1]	56,730	15,524,732
Ross Stores, Inc.	204,620	11,847,498
Tractor Supply Co.	139,380	12,608,315
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	78,240	15,158,217
		62,085,899
Textiles, Apparel & Luxury Goods—0.7%
Under Armour, Inc., Cl. A1	53,900	4,572,337
Consumer Staples—8.9%
Beverages—3.8%
Constellation Brands, Inc., Cl. A	109,600	16,559,464
Monster Beverage Corp.[1]	62,610	8,350,922
		24,910,386
Food & Staples Retailing—1.3%
Kroger Co. (The)	223,920	8,564,940
Food Products—3.8%
Hormel Foods Corp.	256,460	11,089,330
J.M. Smucker Co. (The)	36,976	4,800,964
Tyson Foods, Inc., Cl. A	50,950	3,396,327
WhiteWave Foods Co. (The), Cl. A1	141,090	5,733,898
		25,020,519
Energy—1.3%
Oil, Gas & Consumable Fuels—1.3%
Concho Resources, Inc.[1]	60,509	6,113,829
Parsley Energy, Inc., Cl. A1	100,712	2,276,091
		8,389,920
Financials—9.5%
Capital Markets—0.7%
E*TRADE Financial Corp.[1]	188,340	4,612,447
Commercial Banks—2.7%
First Republic Bank	163,850	10,918,964
Signature Bank[1]	49,420	6,727,050
		17,646,014
Diversified Financial Services—2.8%
CBOE Holdings, Inc.	49,980	3,265,193
MarketAxess Holdings, Inc.	39,130	4,884,598
MSCI, Inc., Cl. A	74,250	5,500,440
Nasdaq, Inc.	70,650	4,689,747
		18,339,978

	Shares	Value
Real Estate Investment Trusts (REITs)—3.3%
Crown Castle International Corp.	59,730	$5,166,645
Equinix, Inc.	35,530	11,750,126
Extra Space Storage, Inc.	48,710	4,552,437
		21,469,208
Health Care—12.5%
Biotechnology—0.3%
Vertex Pharmaceuticals, Inc.[1]	27,520	2,187,565
Health Care Equipment & Supplies—6.6%
Align Technology, Inc.[1]	76,670	5,573,142
DENTSPLY SIRONA, Inc.	83,620	5,153,501
DexCom, Inc.[1]	41,610	2,825,735
Edwards Lifesciences Corp.[1]	117,550	10,369,085
Hologic, Inc.[1]	185,900	6,413,550
Intuitive Surgical, Inc.[1]	11,500	6,912,075
Teleflex, Inc.	35,280	5,539,313
		42,786,401
Health Care Providers & Services—4.7%
Centene Corp.[1]	161,660	9,953,406
Henry Schein, Inc.[1]	61,690	10,649,545
VCA, Inc.[1]	180,100	10,389,969
		30,992,920
Life Sciences Tools & Services—0.9%
Quintiles Transnational Holdings, Inc.[1]	90,320	5,879,832
Industrials—17.3%
Aerospace & Defense—1.5%
TransDigm Group, Inc.[1]	45,540	10,034,284
Airlines—1.0%
Alaska Air Group, Inc.	80,550	6,606,711
Building Products—4.8%
A.O. Smith Corp.	132,660	10,123,285
Lennox International, Inc.	85,350	11,538,466
Masco Corp.	296,490	9,324,611
		30,986,362
Commercial Services & Supplies—2.5%
Cintas Corp.	98,770	8,870,534
Waste Connections, Inc.	116,840	7,546,695
		16,417,229
Electrical Equipment—2.2%
Acuity Brands, Inc.	65,890	14,373,244
Machinery—2.7%
Graco, Inc.	39,000	3,274,440
Middleby Corp. (The)[1]	36,280	3,873,616
Snap-on, Inc.	34,489	5,414,428
WABCO Holdings, Inc.[1]	30,060	3,214,015
Xylem, Inc.	39,880	1,631,092
		17,407,591
Professional Services—1.9%
Equifax, Inc.	109,660	12,533,041
Trading Companies & Distributors—0.7%
HD Supply Holdings, Inc.[1]	144,780	4,787,875
Information Technology—19.3%
Communications Equipment—1.7%
Palo Alto Networks, Inc.[1]	67,600	11,028,264
Internet Software & Services—1.7%
CoStar Group, Inc.[1]	60,850	11,450,144
IT Services—4.9%
Fiserv, Inc.[1]	125,180	12,840,964
Genpact Ltd.[1]	121,280	3,297,603
Global Payments, Inc.	106,180	6,933,554

1      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
Vantiv, Inc., Cl. A1	162,870	$8,775,436
		31,847,557
Semiconductors & Semiconductor Equipment—2.8%
Cavium, Inc.[1]	59,420	3,634,127
Lam Research Corp.	78,280	6,465,928
NVIDIA Corp.	234,150	8,342,765
		18,442,820
Software—8.2%
Activision Blizzard, Inc.	300,850	10,180,764
Atlassian Corp. plc, Cl. A1	43,000	1,081,450
Electronic Arts, Inc.[1]	138,320	9,144,335
Guidewire Software, Inc.[1]	66,040	3,597,859
Red Hat, Inc.[1]	130,250	9,704,928
SS&C Technologies Holdings, Inc.	85,990	5,453,486
Tyler Technologies, Inc.[1]	22,890	2,943,883
Ultimate Software Group, Inc. (The)[1]	58,720	11,362,320
		53,469,025

	Shares	Value
Materials—4.6%
Chemicals—2.2%
Axalta Coating Systems Ltd.[1]	167,230	$4,883,116
Sherwin-Williams Co. (The)	35,010	9,966,297
		14,849,413
Construction Materials—1.7%
Vulcan Materials Co.	103,780	10,956,055
Metals & Mining—0.7%
Steel Dynamics, Inc.	199,250	4,485,117
Total Common Stocks (Cost $501,524,694)		628,838,171
Investment Company—4.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2,3] (Cost $26,361,689)	26,361,689	26,361,689
Total Investments, at Value (Cost $527,886,383)	100.1%	655,199,860
Net Other Assets (Liabilities)	(0.1)	(510,990)
Net Assets	100.0%	$654,688,870

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	20,396,181	78,689,036	72,723,528	26,361,689
			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 26,361,689	$ 27,333

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$148,363,309	$—	$—	$148,363,309
Consumer Staples	58,495,845	—	—	58,495,845
Energy	8,389,920	—	—	8,389,920
Financials	62,067,647	—	—	62,067,647
Health Care	81,846,718	—	—	81,846,718
Industrials	113,146,337	—	—	113,146,337
Information Technology	126,237,810	—	—	126,237,810
Materials	30,290,585	—	—	30,290,585

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Investment Company	$26,361,689	$—	$—	$26,361,689

Total Assets	$655,199,860	$—	$—	$655,199,860

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$529,474,642

Gross unrealized appreciation	$130,936,058
Gross unrealized depreciation	(5,210,840)

Net unrealized appreciation	$125,725,218

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—33.7%
Consumer Discretionary—4.1%
Auto Components—0.4%
Delphi Automotive plc	12,290	$921,996
Automobiles—0.2%
General Motors Co.	19,050	598,742
Hotels, Restaurants & Leisure—1.0%
International Speedway Corp., Cl. A	7,300	269,443
McDonald’s Corp.	11,810	1,484,281
Popeyes Louisiana Kitchen, Inc.[1]	9,940	517,476

		2,271,200
Household Durables—0.3%
Toll Brothers, Inc.[1]	20,340	600,233
Internet & Catalog Retail—0.2%
Amazon.com, Inc.[1]	760	451,166
Media—0.9%
Comcast Corp., Cl. A	27,480	1,678,479
Madison Square Garden Co. (The), Cl. A1	2,690	447,508

		2,125,987
Specialty Retail—1.1%
AutoZone, Inc.[1]	1,120	892,293
Ross Stores, Inc.	15,700	909,030
Sally Beauty Holdings, Inc.[1]	22,660	733,731

		2,535,054
Consumer Staples—3.2%
Beverages—1.0%
Molson Coors Brewing Co., Cl. B	9,320	896,398
PepsiCo, Inc.	13,490	1,382,455

		2,278,853
Food Products—1.1%
Flowers Foods, Inc.	36,065	665,760
Kraft Heinz Co. (The)	13,200	1,036,992
Mondelez International, Inc., Cl. A	23,310	935,197

		2,637,949
Tobacco—1.1%
Philip Morris International, Inc.	15,270	1,498,140
Reynolds American, Inc.	20,550	1,033,870

		2,532,010
Energy—2.1%
Oil, Gas & Consumable Fuels—2.1%
Chevron Corp.	16,416	1,566,086
HollyFrontier Corp.	10,474	369,942
Noble Energy, Inc.	30,843	968,778
Suncor Energy, Inc.	60,100	1,671,381
Western Refining, Inc.	11,896	346,055

		4,922,242
Financials—5.7%
Capital Markets—0.3%
Bank of New York Mellon Corp. (The)	17,550	646,367
Commercial Banks—1.7%
BancorpSouth, Inc.	25,860	551,077
Citigroup, Inc.	38,910	1,624,492
JPMorgan Chase & Co.	19,720	1,167,818
Webster Financial Corp.	20,950	752,105

		4,095,492
Consumer Finance—0.5%
Synchrony Financial[1]	41,690	1,194,835
Insurance—1.3%
Chubb Ltd.	14,110	1,681,207
FNF Group	37,640	1,275,996

		2,957,203

	Shares	Value
Real Estate Investment Trusts (REITs)—1.4%
Digital Realty Trust, Inc.	9,950	$880,476
Lamar Advertising Co., Cl. A	10,050	618,075
Simon Property Group, Inc.	9,160	1,902,440

		3,400,991
Thrifts & Mortgage Finance—0.5%
New York Community Bancorp, Inc.	70,200	1,116,180
Health Care—4.5%
Biotechnology—0.6%
Anacor Pharmaceuticals, Inc.[1]	2,430	129,883
BioMarin Pharmaceutical, Inc.[1]	4,540	374,459
Celgene Corp.[1]	8,830	883,795

		1,388,137
Health Care Equipment & Supplies—0.5%
DexCom, Inc.[1]	4,780	324,610
Medtronic plc	12,709	953,175

		1,277,785
Health Care Providers & Services—1.3%
Centene Corp.[1]	11,810	727,142
Diplomat Pharmacy, Inc.[1]	12,050	330,170
McKesson Corp.	4,570	718,632
Universal Health Services, Inc., Cl. B	7,210	899,231
WellCare Health Plans, Inc.[1]	4,150	384,913

		3,060,088
Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	10,090	402,087
Pharmaceuticals—1.9%
Bristol-Myers Squibb Co.	14,100	900,708
Johnson & Johnson	21,760	2,354,432
Mylan NV1	9,720	450,522
Prestige Brands Holdings, Inc.[1]	15,310	817,401

		4,523,063
Industrials—4.9%
Aerospace & Defense—1.0%
L-3 Communications Holdings, Inc.	6,360	753,660
Lockheed Martin Corp.	3,600	797,400
United Technologies Corp.	8,940	894,894

		2,445,954
Airlines—0.3%
Spirit Airlines, Inc.[1]	13,780	661,164
Building Products—0.3%
Masonite International Corp.[1]	9,830	643,865
Commercial Services & Supplies—1.1%
KAR Auction Services, Inc.	22,510	858,531
Tyco International plc	23,830	874,799
Waste Connections, Inc.	13,850	894,572

		2,627,902
Construction & Engineering—0.3%
AECOM[1]	19,820	610,258
Industrial Conglomerates—0.7%
General Electric Co.	55,120	1,752,265
Machinery—0.3%
Xylem, Inc.	18,300	748,470
Professional Services—0.5%
Nielsen Holdings plc	7,940	418,120
Robert Half International, Inc.	17,200	801,176

		1,219,296
Road & Rail—0.4%
Canadian Pacific Railway Ltd.	6,720	891,677

1        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—7.0%
Electronic Equipment, Instruments, & Components—0.3%
SYNNEX Corp.	6,210	$574,984
Internet Software & Services—1.9%
Alphabet, Inc., Cl. C1	5,200	3,873,740
j2 Global, Inc.	9,750	600,405

		4,474,145
IT Services—0.9%
Amdocs Ltd.	11,590	700,268
PayPal Holdings, Inc.[1]	36,760	1,418,936

		2,119,204
Semiconductors & Semiconductor Equipment—0.9%
Applied Materials, Inc.	40,030	847,835
Cavium, Inc.[1]	6,650	406,714
Skyworks Solutions, Inc.	11,610	904,419

		2,158,968
Software—1.4%
Fortinet, Inc.[1]	13,450	411,974
Guidewire Software, Inc.[1]	8,340	454,363
Imperva, Inc.[1]	6,600	333,300
Microsoft Corp.	15,770	870,977
Paylocity Holding Corp.[1]	11,810	386,659
ServiceNow, Inc.[1]	5,541	338,998
Splunk, Inc.[1]	7,760	379,697

		3,175,968
Technology Hardware, Storage & Peripherals—1.6%
Apple, Inc.	30,480	3,322,015
Western Digital Corp.	10,210	482,321

		3,804,336
Materials—1.0%
Chemicals—0.3%
Eastman Chemical Co.	8,170	590,119
Construction Materials—0.4%
Vulcan Materials Co.	8,850	934,295
Metals & Mining—0.3%
Alcoa, Inc.	75,500	723,290
Telecommunication Services—0.6%
Diversified Telecommunication Services—0.6%
ORBCOMM, Inc.[1]	375	3,799
Verizon Communications, Inc.	28,170	1,523,433

		1,527,232
Utilities—0.6%
Electric Utilities—0.3%
OGE Energy Corp.	28,920	827,979
Gas Utilities—0.3%
Suburban Propane Partners LP2	20,475	611,998

Total Common Stocks (Cost $69,532,490)		79,061,029
	Principal Amount
Asset-Backed Securities—10.0%
Auto Loan—8.4%
American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[3]	$69,505	69,543
Series 2014-1,Cl. B, 2.39%, 11/12/19[3]	324,582	324,834
Series 2014-2,Cl. B, 2.26%, 3/10/20[3]	106,362	106,372
Series 2014-3,Cl. B, 2.43%, 6/10/20[3]	595,000	592,576
Series 2014-4,Cl. B, 2.60%, 10/12/20[3]	175,000	173,463
Series 2015-1,Cl. B, 2.85%, 2/12/21[3]	445,000	439,731
Series 2015-2,Cl. B, 2.97%, 5/12/21[3]	425,000	418,743
Series 2015-3,Cl. B, 3.56%, 10/12/21[3]	360,000	357,614
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[3]	380,000	383,379
Series 2012-4,Cl. D, 2.68%, 10/9/18	115,000	115,605
Series 2013-2,Cl. E, 3.41%, 10/8/20[3]	415,000	418,031

	Principal Amount	Value
Auto Loan (Continued)
AmeriCredit Automobile Receivables Trust: (Continued)
Series 2013-3,Cl. E, 3.74%, 12/8/20[3]	$180,000	$182,616
Series 2013-4,Cl. D, 3.31%, 10/8/19	677,000	690,388
Series 2014-1,Cl. E, 3.58%, 8/9/21	355,000	356,724
Series 2014-2,Cl. E, 3.37%, 11/8/21	440,000	439,869
Series 2015-2,Cl. C, 2.40%, 1/8/21	120,000	120,185
Series 2015-2,Cl. D, 3.00%, 6/8/21	80,000	79,325
Series 2015-3,Cl. D, 3.34%, 8/8/21	210,000	211,004
California Republic Auto Receivables Trust:
Series 2014-2,Cl. C, 3.29%, 3/15/21	95,000	93,473
Series 2014-4,Cl. C, 3.56%, 9/15/21	125,000	123,020
Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	125,000	124,418
Series 2014-1,Cl. D, 3.39%, 7/22/19	140,000	141,326
Series 2014-3,Cl. D, 3.14%, 2/20/20	195,000	193,003
Series 2015-1,Cl. D, 3.16%, 8/20/20	195,000	191,942
Series 2015-4,Cl. D, 3.62%, 5/20/21	295,000	292,045
CarFinance Capital Auto Trust:
Series 2014-1A,Cl. A, 1.46%, 12/17/18[3]	30,732	30,707
Series 2015-1A,Cl. A, 1.75%, 6/15/21[3]	163,702	162,964
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	115,000	115,662
Series 2015-3,Cl. D, 3.27%, 3/15/22	210,000	212,788
Series 2016-1,Cl. D, 3.11%, 8/15/22	220,000	221,588
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[3]	57,256	57,313
Series 2014-A,Cl. A, 1.21%, 8/15/18[3]	147,510	147,021
Series 2014-C,Cl. A, 1.31%, 2/15/19[3]	156,610	155,784
CPS Auto Trust, Series 2012-C, Cl. A,
1.82%, 12/16/19[3]	21,354	21,321
Credit Acceptance Auto Loan Trust:
Series 2014-1A,Cl. B, 2.29%, 4/15/22[3]	270,000	268,501
Series 2014-2A,Cl. B, 2.67%, 9/15/22[3]	195,000	195,514
Series 2015-1A,Cl. C, 3.30%, 7/17/23[3]	265,000	260,536
Series 2015-2A,Cl. B, 3.04%, 8/15/23[3]	385,000	386,634
Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[3]	285,000	284,426
Series 2015-BA,Cl. C, 2.76%, 7/15/21[3]	345,000	342,566
Series 2015-DA,Cl. C, 3.38%, 11/15/21[3]	285,000	283,888
DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[3]	173,707	174,730
Series 2013-2A,Cl. D, 4.18%, 6/15/20[3]	545,000	552,854
Series 2014-1A,Cl. D, 3.98%, 1/15/21[3]	435,000	438,157
Series 2014-2A,Cl. D, 3.68%, 4/15/21[3]	615,000	616,153
Series 2014-3A,Cl. D, 4.47%, 11/15/21[3]	245,000	243,833
Series 2015-1A,Cl. C, 2.87%, 11/16/20[3]	205,000	203,808
Series 2016-1A,Cl. B, 2.79%, 5/15/20[3]	290,000	290,861
Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[3]	280,000	279,874
Series 2014-1A,Cl. C, 3.57%, 7/15/19[3]	280,000	280,133
Series 2014-2A,Cl. A, 1.06%, 8/15/18[3]	18,605	18,572
Series 2014-2A,Cl. C, 3.26%, 12/16/19[3]	135,000	133,337
First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[3]	465,000	465,462
Series 2013-3A,Cl. C, 2.91%, 1/15/20[3]	200,000	200,236
Series 2013-3A,Cl. D, 3.67%, 5/15/20[3]	165,000	162,974
Series 2014-1A,Cl. D, 3.28%, 4/15/21[3]	270,000	265,538
Series 2014-3A,Cl. D, 3.85%, 2/15/22[3]	175,000	173,791
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[3]	68,703	68,401
Series 2014-2,Cl. A, 1.43%, 12/16/19[3]	167,881	167,227

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Auto Loan (Continued)
GM Financial Automobile Leasing Trust,
Series 2015-1, Cl. D, 3.01%, 3/20/20	$280,000	$275,739
GO Financial Auto Securitization Trust,
Series 2015-1, Cl. A, 1.81%, 3/15/18[3]	84,843	84,773
Navistar Financial Dealer Note Master
Trust, Series 2014-1, Cl. D, 2.733%,
10/25/19[3,4]	145,000	144,235
Santander Drive Auto Receivables Trust:
Series 2013-3,Cl. D, 2.42%, 4/15/19	105,000	105,047
Series 2013-A,Cl. E, 4.71%, 1/15/21[3]	325,000	332,010
Series 2014-1,Cl. D, 2.91%, 4/15/20	265,000	265,216
Series 2014-2,Cl. D, 2.76%, 2/18/20	200,000	201,238
Series 2014-4,Cl. D, 3.10%, 11/16/20	225,000	226,827
Series 2014-5,Cl. D, 3.21%, 1/15/21	380,000	382,502
Series 2015-1,Cl. D, 3.24%, 4/15/21	300,000	302,528
Series 2015-2,Cl. C, 2.44%, 4/15/21	265,000	264,760
Series 2015-2,Cl. D, 3.02%, 4/15/21	320,000	319,611
Series 2015-4,Cl. D, 3.53%, 8/16/21	315,000	316,053
Series 2015-5,Cl. C, 2.74%, 12/15/21	225,000	225,276
SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[3]	56,593	56,624
Series 2014-1A,Cl. A, 1.03%, 9/17/18[3]	6,384	6,384
Series 2014-1A,Cl. D, 2.88%, 1/15/20[3]	165,000	158,336
TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[3]	115,000	115,256
Series 2015-1A,Cl. D, 3.53%, 3/15/22[3]	190,000	183,210
United Auto Credit Securitization Trust,
Series 2015-1, Cl. D, 2.92%, 6/17/19[3]	260,000	253,055
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[3]	180,000	178,045
Series 2014-2A,Cl. D, 2.86%, 7/15/21[3]	195,000	190,509
Series 2015-1A,Cl. C, 2.29%,
11/16/20[3]	205,000	202,612
Series 2015-2A,Cl. C, 2.45%, 1/15/21[3]	250,000	246,902
Series 2016-1A,Cl. B, 2.68%, 9/15/21[3]	230,000	232,197

		19,791,328
Credit Card—1.3%
American Express Credit Account Master Trust:
Series 2014-2,Cl. A, 1.26%, 1/15/20	80,000	80,224
Series 2014-3,Cl. A, 1.49%, 4/15/20	65,000	65,398
Capital One Multi-Asset Execution Trust:
Series 2014-A2,Cl. A2, 1.26%, 1/15/20	480,000	481,132
Series 2014-A5,Cl. A5, 1.48%, 7/15/20	660,000	663,753
Chase Issuance Trust:
Series 2007-A3,Cl. A3, 5.23%, 4/15/19	105,000	108,844
Series 2014-A1,Cl. A1, 1.15%, 1/15/19	595,000	596,115
Series 2014-A6,Cl. A6, 1.26%, 7/15/19	400,000	401,095
Discover Card Execution Note Trust,
Series 2014-A5, Cl. A, 1.39%, 4/15/20	585,000	587,537

		2,984,098
Equipment—0.2%
Cronos Containers Program I Ltd.,
Series 2014-2A, Cl. A, 3.27%,
11/18/29[3]	225,741	215,660
FRS I LLC, Series 2013-1A, Cl. A1,
1.80%, 4/15/43[3]	40,691	39,943
Trip Rail Master Funding LLC, Series
2014-1A, Cl. A1, 2.863%, 4/15/44[3]	131,307	130,337

		385,940
Loans: Other—0.1%
Element Rail Leasing I LLC, Series
2014-1A, Cl. A1, 2.299%, 4/19/44[3]	292,638	283,823

Total Asset-Backed Securities (Cost $23,516,902)		23,445,189

	Principal Amount	Value
Mortgage-Backed Obligations—32.0%
Government Agency—24.2%
FHLMC/FNMA/FHLB/Sponsored—16.9%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	$24,410	$25,234
5.00%, 12/1/34	3,285	3,660
5.50%, 9/1/39	460,338	513,275
6.50%, 4/1/18-4/1/34	31,649	35,803
7.00%, 10/1/31-10/1/37	141,212	160,673
9.00%, 8/1/22-5/1/25	2,836	3,121
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 12.56%, 4/1/27[5]	73,455	13,358
Series 192,Cl. IO, 5.228%, 2/1/28[5]	22,215	4,099
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	61,190	11,243
Federal Home Loan Mortgage Corp.,
Mtg.-Linked Amortizing Global Debt
Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	240,419	246,565
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K042,Cl. A2, 2.67%, 12/25/24	315,000	325,312
Series K046,Cl. A2, 3.205%, 3/25/25	80,000	85,864
Series K047,Cl. A2, 3.329%, 5/25/25	735,000	795,768
Series K048,Cl. A2, 3.284%, 6/25/25[4]	815,000	880,143
Series K049,Cl. A2, 3.01%, 7/25/25	370,000	390,705
Series K050,Cl. A2, 3.334%, 8/25/25[4]	370,000	400,587
Series K052,Cl. A2, 3.151%, 11/25/25	635,000	676,828
Series K053,Cl. A2, 2.995%, 12/25/25	775,000	816,214
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.192%, 6/1/26[7]	24,873	22,661
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	19,693	20,111
Series 2427,Cl. ZM, 6.50%, 3/15/32	123,856	142,340
Series 2461,Cl. PZ, 6.50%, 6/15/32	57,000	66,705
Series 2564,Cl. MP, 5.00%, 2/15/18	82,593	84,912
Series 2585,Cl. HJ, 4.50%, 3/15/18	45,590	47,091
Series 2626,Cl. TB, 5.00%, 6/15/33	114,919	124,556
Series 2635,Cl. AG, 3.50%, 5/15/32	45,506	48,030
Series 2707,Cl. QE, 4.50%, 11/15/18	248,291	256,478
Series 2770,Cl. TW, 4.50%, 3/15/19	10,965	11,405
Series 3010,Cl. WB, 4.50%, 7/15/20	33,017	34,353
Series 3025,Cl. SJ, 23.151%, 8/15/35[4]	20,433	32,444
Series 3030,Cl. FL, 0.836%, 9/15/35[4]	108,499	108,869
Series 3741,Cl. PA, 2.15%, 2/15/35	271,071	273,915
Series 3815,Cl. BD, 3.00%, 10/15/20	8,880	9,032
Series 3822,Cl. JA, 5.00%, 6/15/40	76,981	81,559
Series 3840,Cl. CA, 2.00%, 9/15/18	6,626	6,679
Series 3848,Cl. WL, 4.00%, 4/15/40	145,222	152,764
Series 3857,Cl. GL, 3.00%, 5/15/40	8,334	8,683
Series 4221,Cl. HJ, 1.50%, 7/15/23	800,390	808,225
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 48.53%, 3/15/29[5]	74,323	16,363
Series 2796,Cl. SD, 48.595%, 7/15/26[5]	104,687	19,728
Series 2920,Cl. S, 51.124%, 1/15/35[5]	548,994	105,408
Series 2922,Cl. SE, 5.617%, 2/15/35[5]	32,258	6,016
Series 2981,Cl. AS, 0.00%, 5/15/35[5,6]	292,787	60,004
Series 3201,Cl. SG, 2.008%, 8/15/36[5]	81,477	16,050
Series 3397,Cl. GS, 15.063%,
12/15/37[5]	34,637	6,507
Series 3424,Cl. EI, 10.252%, 4/15/38[5]	18,987	2,304
Series 3450,Cl. BI, 8.559%, 5/15/38[5]	97,918	16,961
Series 3606,Cl. SN, 0.67%, 12/15/39[5]	51,722	10,187
Federal National Mortgage Assn.:
3.00%, 4/1/31[8]	5,555,000	5,803,565
3.50%, 4/1/46[8]	8,045,000	8,437,665
4.00%, 4/1/46[8]	7,100,000	7,588,712

3         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.: (Continued)
4.50%, 4/1/31[8]	$219,000	$226,540
5.00%, 4/1/46[8]	3,345,000	3,701,689
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	329,445	348,114
5.00%, 3/1/21	11,888	12,355
5.50%, 9/1/20	2,947	3,129
6.00%, 11/1/17-3/1/37	206,264	234,196
6.50%, 5/1/17-10/1/19	18,848	19,176
7.00%, 11/1/17-10/1/35	9,124	9,592
7.50%, 1/1/33	74,614	91,127
8.50%, 7/1/32	4,477	4,902
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.827%, 4/25/25[4]	380,000	395,390
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[4]	265,000	276,921
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 15.741%, 6/25/23[5]	164,752	27,288
Series 233,Cl. 2, 32.473%, 8/25/23[5]	115,000	22,806
Series 252,Cl. 2, 36.233%, 11/25/23[5]	154,321	29,603
Series 319,Cl. 2, 1.73%, 2/25/32[5]	34,129	6,832
Series 320,Cl. 2, 8.111%, 4/25/32[5]	11,536	3,099
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	120,555	22,115
Series 331,Cl. 9, 16.105%, 2/25/33[5]	143,929	31,338
Series 334,Cl. 17, 17.491%, 2/25/33[5]	78,568	15,127
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	107,888	22,823
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	310,385	63,209
Series 343,Cl. 13, 3.693%, 9/25/33[5]	113,928	22,235
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	101,450	20,207
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	14,236	2,615
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	48,765	9,015
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	34,341	6,510
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	18,359	3,551
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	131,085	27,243
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	91,855	15,659
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	55,606	63,527
Series 2003-100,Cl. PA, 5.00%, 10/25/18	182,792	189,040
Series 2003-130,Cl. CS, 13.234%, 12/25/33[4]	12,041	13,781
Series 2003-84,Cl. GE, 4.50%, 9/25/18	13,756	14,226
Series 2004-101,Cl. BG, 5.00%, 1/25/20	52,674	53,233
Series 2004-25,Cl. PC, 5.50%, 1/25/34	132,727	138,459
Series 2005-104,Cl. MC, 5.50%, 12/25/25	252,555	276,667
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	298,259
Series 2005-73,Cl. DF, 0.683%, 8/25/35[4]	212,986	213,901
Series 2006-11,Cl. PS, 22.979%, 3/25/36[4]	73,739	118,332
Series 2006-46,Cl. SW, 22.612%, 6/25/36[4]	53,563	75,755
Series 2006-50,Cl. KS, 22.612%, 6/25/36[4]	11,592	17,766
Series 2008-75,Cl. DB, 4.50%, 9/25/23	55,469	57,036
Series 2009-113,Cl. DB, 3.00%, 12/25/20	196,218	199,715
Series 2009-36,Cl. FA, 1.373%, 6/25/37[4]	82,045	84,151
Series 2009-37,Cl. HA, 4.00%, 4/25/19	53,334	54,541
Series 2009-70,Cl. TL, 4.00%, 8/25/19	576,928	588,379
Series 2010-43,Cl. KG, 3.00%, 1/25/21	98,152	100,280
Series 2011-15,Cl. DA, 4.00%, 3/25/41	37,205	39,235

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-3,Cl. EL, 3.00%, 5/25/20	$322,628	$328,305
Series 2011-3,Cl. KA, 5.00%, 4/25/40	182,892	200,656
Series 2011-38,Cl. AH, 2.75%, 5/25/20	7,270	7,378
Series 2011-82,Cl. AD, 4.00%, 8/25/26	209,980	215,757
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.751%, 11/25/31[5]	134,434	28,881
Series 2001-81,Cl. S, 24.372%, 1/25/32[5]	35,328	8,316
Series 2002-47,Cl. NS, 30.018%, 4/25/32[5]	91,575	21,092
Series 2002-51,Cl. S, 30.205%, 8/25/32[5]	84,088	17,955
Series 2002-52,Cl. SD, 33.514%, 9/25/32[5]	123,903	29,620
Series 2002-77,Cl. SH, 33.924%, 12/18/32[5]	52,292	11,427
Series 2002-84,Cl. SA, 34.146%, 12/25/32[5]	129,092	28,174
Series 2002-9,Cl. MS, 25.302%, 3/25/32[5]	35,750	8,325
Series 2003-33,Cl. SP, 29.02%, 5/25/33[5]	140,964	31,403
Series 2003-4,Cl. S, 30.471%, 2/25/33[5]	77,285	19,324
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	266,984	32,712
Series 2004-54,Cl. DS, 36.634%, 11/25/30[5]	103,375	19,545
Series 2004-56,Cl. SE, 11.952%, 10/25/33[5]	26,365	5,696
Series 2005-12,Cl. SC, 7.709%, 3/25/35[5]	15,354	3,056
Series 2005-14,Cl. SE, 35.894%, 3/25/35[5]	51,396	8,487
Series 2005-40,Cl. SA, 46.164%, 5/25/35[5]	269,449	50,337
Series 2005-52,Cl. JH, 1.403%, 5/25/35[5]	709,768	134,398
Series 2005-93,Cl. SI, 19.83%, 10/25/35[5]	62,600	11,215
Series 2007-88,Cl. XI, 33.508%, 6/25/37[5]	152,311	27,811
Series 2008-55,Cl. SA, 9.343%, 7/25/38[5]	71,087	9,157
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	14,517	594
Series 2011-96,Cl. SA, 4.432%, 10/25/41[5]	147,414	26,832
Series 2012-134,Cl. SA, 8.796%, 12/25/42[5]	556,645	139,206
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,6]	315,956	40,581
Federal National Mortgage Assn.,
Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates,
Principal-Only Stripped Mtg.-Backed
Security, Series 1993-184, Cl. M,
5.242%, 9/25/23[7]	60,134	56,379

		39,612,042
GNMA/Guaranteed—7.3%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	20,502	21,533
7.50%, 1/15/23-6/15/24	25,464	26,909
8.00%, 5/15/17-4/15/23	18,946	20,753
8.50%, 8/15/17-12/15/17	1,789	1,827

4         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. II Pool:
3.50%, 4/1/46[8]	$15,165,000	$16,033,433
4.00%, 4/1/46[8]	595,000	636,255
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 49.284%, 2/16/32[5]	163,183	30,489
Series 2002-76,Cl. SY, 52.896%, 12/16/26[5]	325,527	63,758
Series 2007-17,Cl. AI, 15.352%, 4/16/37[5]	390,965	84,041
Series 2011-52,Cl. HS, 4.568%, 4/16/41[5]	191,480	37,310
		16,956,308
Non-Agency—7.8%
Commercial—5.4%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.722%, 7/20/36[4]	748,180	694,944
Series 2014-R7,Cl. 3A1, 2.837%, 3/26/36[3,4]	302,689	303,576
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[3,4]	195,705	195,985
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.656%, 1/25/36[4]	185,378	172,577
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[3,4]	185,000	169,740
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[4]	663,530	655,390
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.573%, 10/15/45[3,4]	185,000	178,083
Series 2012-CR5,Cl. E, 4.338%, 12/10/45[3,4]	480,000	446,066
Series 2013-CR7,Cl. D, 4.351%, 3/10/46[3,4]	445,000	409,947
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	860,000	922,886
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0%, 12/10/45[5,6]	417,777	31,531
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	184,434	138,105
Series 2009-13R,Cl. 4A1, 2.739%, 9/26/36[3,4]	34,042	34,102
DBUBS Mortgage Trust, Series 2011- LC1A, Cl. E, 5.699%, 11/10/46[3,4]	50,000	52,111
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 3/10/26[8]	155,000	159,648
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	110,083	102,768
Series 2005-FA8,Cl. 1A6, 1.083%, 11/25/35[4]	120,942	81,911
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.361%, 11/25/46[3,4]	50,000	50,136
Series 2013-K25,Cl. C, 3.618%, 11/25/45[3,4]	60,000	56,134
Series 2013-K26,Cl. C, 3.599%, 12/25/45[3,4]	40,000	37,123
Series 2013-K27,Cl. C, 3.496%, 1/25/46[3,4]	110,000	100,621
Series 2013-K28,Cl. C, 3.495%, 6/25/46[3,4]	450,000	409,405

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K502,Cl. C, 3.104%, 3/25/45[3,4]	$220,000	$222,477
Series 2013-K712,Cl. C, 3.369%, 5/25/45[3,4]	70,000	70,711
Series 2013-K713,Cl. C, 3.165%, 4/25/46[3,4]	145,000	143,196
Series 2014-K715,Cl. C, 4.127%, 2/25/46[3,4]	35,000	34,235
Series 2015-K44,Cl. B, 3.685%, 1/25/48[3,4]	365,000	321,801
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	466,396	437,097
GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 2.869%, 7/25/35[4]	40,054	39,378
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012- LC9, Cl. E, 4.42%, 12/15/47[3,4]	285,000	263,939
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012- C6, Cl. E, 5.192%, 5/15/45[3,4]	380,000	374,059
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.824%, 7/25/35[4]	158,904	158,507
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.739%, 9/26/36[3,4]	126,502	126,447
Series 2009-5,Cl. 1A2, 2.807%, 7/26/36[3,4]	252,942	225,331
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	245,000	263,000
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	187,857
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.787%, 4/21/34[4]	66,041	67,031
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[3,4]	385,000	371,929
Series 2013-C7,Cl. D, 4.296%, 2/15/46[3,4]	115,000	103,248
Series 2013-C8,Cl. D, 4.164%, 12/15/48[3,4]	80,000	74,150
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	760,967
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	260,000	268,220
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.193%, 11/26/36[3,4]	249,945	158,407
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.546%, 6/26/46[3,4]	486,226	484,827
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.424%, 7/26/45[3,4]	35,308	35,128
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.569%, 8/25/34[4]	296,875	296,405
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.633%, 2/25/24[4]	145,000	144,871
Series 2015-DNA2,Cl. M2, 3.033%, 12/25/27[4]	85,000	85,092
Series 2015-DNA3,Cl. M2, 3.283%, 4/25/28[4]	380,000	382,879
Series 2015-HQA1,Cl. M1, 1.683%, 3/25/28[4]	323,217	323,581
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[3,4]	45,000	42,895

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: Series 2012-C10,Cl. D, 4.454%, 12/15/45[3,4]	$160,000	$148,673
Series 2012-C7,Cl. E, 4.837%, 6/15/45[3,4]	80,000	76,822
Series 2013-C11,Cl. D, 4.179%, 3/15/45[3,4]	49,000	44,036
Series 2013-C15,Cl. D, 4.48%, 8/15/46[3,4]	225,000	200,387
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	159,283
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[3,5,6]	2,906,611	143,400
		12,643,055
Residential—2.4%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	338,192	302,964
Banc of America Funding Trust: Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	79,804	70,960
Series 2007-C,Cl. 1A4, 2.99%, 5/20/36[4]	34,013	30,558
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.887%, 6/25/34[4]	97,717	96,429
Bear Stearns ARM Trust: Series 2005-2,Cl. A1, 3.09%, 3/25/35[4]	292,331	291,857
Series 2005-9,Cl. A1, 2.66%, 10/25/35[4]	746,343	720,669
Series 2006-1,Cl. A1, 2.58%, 2/25/36[4]	299,124	292,258
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.543%, 7/25/36[4]	38,693	38,288
CHL Mortgage Pass-Through Trust: Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	103,119	97,663
Series 2006-6,Cl. A3, 6.00%, 4/25/36	54,906	52,490
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.743%, 7/25/35[4]	49,224	46,460
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	12,895	10,249
WaMu Mortgage Pass-Through Certificates Trust: Series 2003-AR10,Cl. A7, 2.537%, 10/25/33[4]	146,352	148,599
Series 2005-AR14,Cl. 1A4, 2.523%, 12/25/35[4]	143,343	138,228
Series 2005-AR16,Cl. 1A1, 2.571%, 12/25/35[4]	131,581	123,717
Wells Fargo Mortgage-Backed Securities Trust: Series 2005-AR1,Cl. 1A1, 2.765%, 2/25/35[4]	30,339	30,121
Series 2005-AR10,Cl. 1A1, 2.785%, 6/25/35[4]	575,372	584,045
Series 2005-AR13,Cl. 1A5, 2.739%, 5/25/35[4]	174,397	174,539
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[4]	207,988	202,048
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[4]	406,792	384,824
Series 2005-AR4,Cl. 2A2, 2.969%, 4/25/35[4]	394,112	394,067
Series 2006-AR10,Cl. 5A5, 2.807%, 7/25/36[4]	297,287	286,145
Series 2006-AR14,Cl. 1A2, 5.868%, 10/25/36[4]	67,691	65,174
Series 2006-AR2,Cl. 2A3, 2.837%, 3/25/36[4]	36,913	36,221
Series 2006-AR7,Cl. 2A4, 2.771%, 5/25/36[4]	216,473	205,366

	Principal Amount	Value
Residential (Continued)
Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR8,Cl. 2A1, 2.765%, 4/25/36[4]	$231,203	$225,249
Series 2006-AR8,Cl. 2A4, 2.765%, 4/25/36[4]	137,976	134,423
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	81,352	84,380
Series 2007-AR8,Cl. A1, 2.813%, 11/25/37[4]	434,232	384,571
		5,652,562
Total Mortgage-Backed Obligations (Cost $74,420,363)		74,863,967
U.S. Government Obligations—0.3%
Federal Home Loan Mortgage Corp. Nts.: 1.125% Nts., 4/15/19	97,000	97,444
5.50% Nts., 7/18/16	65,000	66,007
Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	95,000	95,204
United States Treasury Nts., 1.50%, 5/31/19	552,000	562,038
Total U.S. Government Obligations (Cost $811,671)		820,693
Non-Convertible Corporate Bonds and Notes—28.6%
Consumer Discretionary—4.8%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	122,761
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	77,000	76,941
		199,702
Automobiles—1.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	271,000	416,230
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	835,000	845,114
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	342,000	366,597
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	404,876
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	111,277
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[3]	392,000	394,823
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[3]	341,000	342,282
Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[3]	279,000	281,380
		3,162,579
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	350,000	371,875
Hotels, Restaurants & Leisure—0.4%
Marriott International, Inc.: 3.25% Sr. Unsec. Nts., 9/15/22	262,000	265,271
6.375% Sr. Unsec. Nts., 6/15/17	354,000	373,487
McDonald’s Corp.: 2.75% Sr. Unsec. Nts., 12/9/20	173,000	179,451
4.875% Sr. Unsec. Nts., 12/9/45	92,000	100,942
		919,151
Household Durables—0.6%
Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[3]	391,000	411,527

6         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Household Durables (Continued)
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	$183,000	$180,713
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/1/46	91,000	98,890
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	410,000	402,825
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	122,995
1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,278
		1,322,228
Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	429,072
Media—1.3%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	92,000	110,295
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[3]	124,000	131,037
6.484% Sr. Sec. Nts., 10/23/45[3]	207,000	231,029
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	298,712
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	156,000	173,988
Historic TW, Inc., 9.15% Debs., 2/1/23	118,000	157,729
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	123,000	127,038
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[3]	101,000	101,283
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	404,000	407,612
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	217,000	224,441
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	416,699
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	129,224
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	183,971
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	379,000	380,895
		3,073,953
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[3]	300,000	319,313
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	99,000	89,927
		409,240
Specialty Retail—0.4%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	415,000	438,863
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	198,702
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	227,985
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	118,164
		983,714
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	273,000	281,190
Consumer Staples—3.0%
Beverages—1.0%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	448,000	454,668
3.65% Sr. Unsec. Nts., 2/1/26	223,000	234,802

	Principal Amount	Value
Beverages (Continued)
Anheuser-Busch InBev Finance, Inc.: (Continued)
4.90% Sr. Unsec. Nts., 2/1/46	$86,000	$96,325
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	397,089
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	390,000	408,525
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	423,000	427,284
4.25% Sr. Unsec. Nts., 7/15/22[3]	260,000	279,968
		2,298,661
Food & Staples Retailing—0.5%
CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	109,000	126,813
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	101,000	109,288
6.50% Sr. Unsec. Nts., 6/15/17	107,000	112,998
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	9,134
6.40% Sr. Unsec. Nts., 8/15/17	386,000	412,699
6.90% Sr. Unsec. Nts., 4/15/38	109,000	144,121
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	220,000	246,702
		1,161,755
Food Products—1.0%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	350,000	352,542
8.50% Sr. Unsec. Nts., 6/15/19	320,000	372,314
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	422,184
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	334,000	335,536
Kraft Heinz Foods Co., 5.20% Sr. Unsec. Nts., 7/15/45[3]	49,000	55,056
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	385,000	395,587
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	140,000	151,052
6.60% Sr. Unsec. Nts., 4/1/16	402,000	402,000
		2,486,271
Tobacco—0.5%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	241,000	442,921
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	412,389
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	285,000	347,738
		1,203,048
Energy—1.9%
Energy Equipment & Services—0.7%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	102,000	100,256
Helmerich & Payne International
Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	166,418
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	371,000	369,602
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[3]	368,000	367,218
4.00% Sr. Unsec. Nts., 12/21/25[3]	234,000	241,982
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	431,000	432,224
		1,677,700
Oil, Gas & Consumable Fuels—1.2%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	56,696

7         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Anadarko Petroleum Corp.: (Continued) 6.20% Sr. Unsec. Nts., 3/15/40	$98,000	$94,589
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	124,000	111,738
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	234,000	214,448
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	443,443
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[3]	224,000	222,880
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	49,181
5.95% Sr. Unsec. Nts., 3/15/46	99,000	106,434
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	112,000	82,422
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	110,762
4.90% Sr. Unsec. Nts., 5/15/46	42,000	40,537
Exxon Mobil Corp., 4.114% Sr. Unsec. Nts., 3/1/46	137,000	145,686
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	327,000	291,669
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	88,909
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]	468,000	443,736
5.45% Sr. Unsec. Nts., 10/14/21[3]	72,000	69,095
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	280,000	263,637
		2,835,862
Financials—8.2%
Capital Markets—1.7%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	290,000	295,287
Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[3]	458,000	465,780
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	221,000	224,412
Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	301,000	307,024
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[3]	355,000	348,644
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	307,000	321,024
5.00% Sub. Nts., 11/24/25	395,000	428,487
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	453,402
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	294,161
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[3,8]	228,000	227,311
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,9]	638,000	639,595
		4,005,127
Commercial Banks—3.3%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[3]	226,000	228,495
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	424,000	581,118
BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[3]	229,000	228,598
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	356,000	359,632
Citigroup, Inc., 4.65% Sr. Unsec. Nts., 7/30/45	330,000	347,097
Cooperatieve Rabobank UA, 4.375% Sub. Nts., 8/4/25	297,000	307,673

	Principal Amount	Value
Commercial Banks (Continued)
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,4,9]	$370,000	$409,849
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[3]	227,000	230,724
Fifth Third Bank/Cincinnati OH, 3.85% Sub. Nts., 3/15/26	228,000	234,292
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	432,000	430,635
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	245,000	248,912
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[3]	303,000	307,881
Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[3]	373,000	363,581
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S4,9	294,000	323,179
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,4,9]	400,000	438,000
Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	328,000	327,678
6.45% Sub. Nts., 6/26/37	334,000	401,274
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[4,9]	500,000	488,750
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	227,000	229,986
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,4,9]	440,000	437,800
SunTrust Banks, Inc.:
2.90% Sr. Unsec. Nts., 3/3/21	344,000	349,627
3.50% Sr. Unsec. Nts., 1/20/17	227,000	230,600
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[3]	241,000	243,948
		7,749,329
Consumer Finance—0.6%
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	306,000	303,643
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	338,000	329,745
3.95% Sr. Unsec. Nts., 11/6/24	331,000	327,845
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	117,000	118,976
4.50% Sr. Unsec. Nts., 7/23/25	310,000	319,587
		1,399,796
Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	115,000	116,346
Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	172,000	177,013
McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	259,595
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[3]	354,000	374,225
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	221,748
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	380,000	355,300
		1,504,227
Insurance—0.9%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	381,016
Chubb INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	200,000	209,023
4.35% Sr. Unsec. Nts., 11/3/45	160,000	174,869
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	284,000	298,285
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	227,000	232,206

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Insurance (Continued)
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,9]	$296,000	$283,605
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	362,000	374,937
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,9]	243,000	168,885
		2,122,826
Real Estate Investment Trusts (REITs)—0.9%
American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	266,600
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., Series D, 5/1/23	425,000	431,375
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	129,679
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., Series D, 10/15/23	244,000	238,530
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	275,331
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	36,000	37,753
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,314
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	367,759
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,537
		2,012,878
Real Estate Management & Development—0.2%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	373,000	380,133
Health Care—2.2%
Biotechnology—0.3%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	208,000	218,850
4.70% Sr. Unsec. Nts., 5/14/45	83,000	88,641
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	122,523
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	208,000	219,110
5.00% Sr. Unsec. Nts., 8/15/45	56,000	60,811
		709,935
Health Care Equipment & Supplies—0.7%
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	453,881
3.875% Sr. Unsec. Nts., 5/15/24	126,000	134,701
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	292,000	303,513
DENTSPLY SIRONA, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	427,385
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	137,000	142,362
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	130,000	131,653
		1,593,495
Health Care Providers & Services—0.8%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	222,931
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	285,000	296,558
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	422,000	465,677
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	499,000	506,287
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	180,000	192,092

	Principal Amount	Value
Health Care Providers & Services (Continued)
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	$178,000	$195,820
		1,879,365
Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	156,000	156,990
4.15% Sr. Unsec. Nts., 2/1/24	144,000	152,102
5.30% Sr. Unsec. Nts., 2/1/44	40,000	44,677
		353,769
Pharmaceuticals—0.2%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	277,000	288,796
4.75% Sr. Unsec. Nts., 3/15/45	136,000	144,641
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	103,000	106,287
		539,724
Industrials—2.0%
Aerospace & Defense—0.5%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	292,000	301,191
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	118,000	117,637
3.95% Sr. Unsec. Nts., 11/15/16	145,000	146,917
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	184,000	195,164
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	200,000	225,856
Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	129,000	130,314
		1,117,079
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	252,000	255,811
Commercial Services & Supplies—0.2%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	343,000	350,499
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	92,000	92,768
		443,267
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	349,000	352,054
Industrial Conglomerates—0.1%
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	192,000	198,842
Machinery—0.3%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	234,000	245,286
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	120,000	129,625
Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	370,000	370,380
		745,291
Marine—0.0%
AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[3]	43,000	41,427
Professional Services—0.2%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	427,000	426,691
Road & Rail—0.3%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	78,142

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail (Continued)
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[3]	$126,000	$124,651
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	124,000	132,658
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[3]	220,000	224,274
4.25% Sr. Unsec. Nts., 1/17/23[3]	131,000	132,974
		692,699
Trading Companies & Distributors—0.2%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	456,000	465,690
Information Technology—1.2%
Electronic Equipment, Instruments, & Components—0.1%
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	330,000	325,050
IT Services—0.3%
Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	351,000	348,445
Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	141,000	154,700
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	149,937
6.75% Sr. Unsec. Nts., 2/1/17	75,000	77,764
		730,846
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	120,265
Software—0.4%
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	313,000	311,616
4.375% Sr. Unsec. Nts., 6/15/25	125,000	128,026
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	174,000	178,350
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	205,000	218,392
		836,384
Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	238,352
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[3]	267,000	268,866
6.35% Sr. Unsec. Nts., 10/15/45[3]	184,000	181,470
		688,688
Materials—1.5%
Chemicals—0.7%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	167,858
4.125% Sr. Unsec. Nts., 3/15/35	87,000	75,855
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	112,000	107,549
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	370,000	373,609
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	256,000	214,228
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	378,000	369,588
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	120,556
3.95% Sr. Unsec. Nts., 1/15/26	174,000	180,054
		1,609,297
Construction Materials—0.3%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	282,000	289,380

	Principal Amount	Value
Construction Materials (Continued)
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	$421,000	$427,315
		716,695
Containers & Packaging—0.3%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	176,956
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	112,325
4.50% Sr. Unsec. Nts., 11/1/23	358,000	376,112
		665,393
Metals & Mining—0.2%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	148,841
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[3]	348,000	348,369
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	106,124
		603,334
Telecommunication Services—1.4%
Diversified Telecommunication Services—1.4%
AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26	171,000	181,029
4.35% Sr. Unsec. Nts., 6/15/45	458,000	422,937
5.15% Sr. Unsec. Nts., 3/15/42	65,000	65,768
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	288,000	451,450
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	111,000	111,839
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	148,000	155,860
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	407,552
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	104,000	132,067
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	189,000	198,740
4.50% Sr. Unsec. Nts., 9/15/20	522,000	577,940
4.522% Sr. Unsec. Nts., 9/15/48	438,000	440,745
5.012% Sr. Unsec. Nts., 8/21/54	105,000	105,821
		3,251,748
Wireless Telecommunication Services—0.0%
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	77,000	80,357
Utilities—2.4%
Electric Utilities—1.8%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[3]	198,000	208,189
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[3]	118,000	120,936
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	235,549
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[3]	375,000	392,126
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	389,000	415,208
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	77,000	79,579
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	95,889
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	419,490
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	92,701
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	164,242

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	$600,000	$666,447
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	388,772
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	373,000	375,919
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	277,000	286,834
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	186,000	191,183
		4,133,064
Independent Power and Renewable Electricity Producers—0.2%
Dayton Power & Light Co. (The),
1.875% Sec. Nts., 9/15/16	367,000	368,554

	Principal Amount	Value
Multi-Utilities—0.4%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	$386,000	$399,305
CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24	240,000	254,350
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	179,000	189,602
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25	206,000	207,820
		1,051,077
Total Non-Convertible Corporate Bonds and Notes (Cost $65,583,147)		66,986,208
	Shares
Investment Company—2.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[10,11] (Cost $5,367,607)	5,367,607	5,367,607
Total Investments, at Value (Cost $239,232,180)	106.9%	250,544,693
Net Other Assets (Liabilities)	(6.9)	(16,278,293)
Net Assets	100.0%	$234,266,400

Footnotes to Statement of Investments

1.  Non-income producing security.

2.  Security is a Master Limited Partnership.

3.  Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $37,885,276 or 16.17% of the Fund’s net assets at period end.

4.  Represents the current interest rate for a variable or increasing rate security.

5.  Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,744,176 or 0.74% of the Fund’s net assets at period end.

6.  Interest rate is less than 0.0005%.

7.  Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $79,040 or 0.03% of the Fund’s net assets at period end.

8.  All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

9.  This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10.  Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	5,367,607	—	—	5,367,607

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E		$	5,367,607	$5,385

Futures Contracts as of March 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	6/21/16	13	$2,137,688	$(6,269)
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	30	3,911,719	(16,628)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/16	50	10,937,500	42,828
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/16	28	3,392,594	12,184
United States Ultra Bonds	CBT	Buy	6/21/16	50	8,626,563	(70,836)

						$(38,721)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$9,504,378	$—	$—	$9,504,378
Consumer Staples	7,448,812	—	—	7,448,812
Energy	4,922,242	—	—	4,922,242
Financials	13,411,068	—	—	13,411,068
Health Care	10,651,160	—	—	10,651,160
Industrials	11,600,851	—	—	11,600,851

13         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Information Technology	$16,307,605	$—	$—	$16,307,605
Materials	2,247,704	—	—	2,247,704
Telecommunication Services	1,527,232	—	—	1,527,232
Utilities	1,439,977	—	—	1,439,977
Asset-Backed Securities	—	23,445,189	—	23,445,189
Mortgage-Backed Obligations	—	74,863,967	—	74,863,967
U.S. Government Obligations	—	820,693	—	820,693
Non-Convertible Corporate Bonds and Notes	—	66,986,208	—	66,986,208
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	84,428,636	166,116,057	—	250,544,693
Other Financial Instruments:
Futures contracts	55,012	—	—	55,012

Total Assets	$84,483,648	$166,116,057	$—	$250,599,705

Liabilities Table
Other Financial Instruments:
Futures contracts	(93,733)	—	—	(93,733)

Total Assets	$(93,733)	$—	$—	$(93,733)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it

14         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$50,473,547
Sold securities	7,765,118

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such

15         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $16,179,965 and $5,653,813 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant

16         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$239,474,541
Federal tax cost of other investments	16,945,971

Total federal tax cost	$256,420,512

Gross unrealized appreciation	$14,846,307
Gross unrealized depreciation	(3,816,688)

Net unrealized appreciation	$11,029,619

17         OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—96.0%
Consumer Discretionary—17.4%
Hotels, Restaurants & Leisure—2.6%
McDonald’s Corp.	94,800	$11,914,464
Starbucks Corp.	154,310	9,212,307

		21,126,771
Household Durables—0.6%
Whirlpool Corp.	26,660	4,807,864
Internet & Catalog Retail—3.4%
Amazon.com, Inc.[1]	38,364	22,774,405
Netflix, Inc.[1]	40,010	4,090,222

		26,864,627
Leisure Products—1.3%
Hasbro, Inc.	130,300	10,437,030
Media—2.0%
Walt Disney Co. (The)	159,080	15,798,235
Specialty Retail—4.9%
Foot Locker, Inc.	88,490	5,707,605
Home Depot, Inc. (The)	80,290	10,713,095
O’Reilly Automotive, Inc.[1]	29,360	8,034,658
TJX Cos., Inc. (The)	191,410	14,996,973

		39,452,331
Textiles, Apparel & Luxury Goods—2.6%
Coach, Inc.	78,610	3,151,475
NIKE, Inc., Cl. B	290,680	17,868,100

		21,019,575
Consumer Staples—9.0%
Beverages—3.4%
Constellation Brands, Inc., Cl. A	112,010	16,923,591
Dr Pepper Snapple Group, Inc.	57,890	5,176,523
Molson Coors Brewing Co., Cl. B	50,510	4,858,052

		26,958,166
Food & Staples Retailing—4.7%
Costco Wholesale Corp.	99,120	15,619,330
CVS Health Corp.	119,550	12,400,921
Kroger Co. (The)	263,350	10,073,138

		38,093,389
Food Products—0.9%
Hormel Foods Corp.	163,580	7,073,199
Energy—2.0%
Energy Equipment & Services—0.1%
Halliburton Co.	27,975	999,267
Oil, Gas & Consumable Fuels—1.9%
EOG Resources, Inc.	177,713	12,898,409
Pioneer Natural Resources Co.	17,974	2,529,661

		15,428,070
Financials—3.4%
Capital Markets—2.2%
BlackRock, Inc., Cl. A	28,410	9,675,593
Charles Schwab Corp. (The)	272,940	7,647,779

		17,323,372
Commercial Banks—0.8%
JPMorgan Chase & Co.	114,250	6,765,885
Diversified Financial Services—0.4%
Intercontinental Exchange, Inc.	12,420	2,920,439
Health Care—12.5%
Biotechnology—5.5%
Biogen, Inc.[1]	108,460	28,234,307
Celgene Corp.[1]	73,934	7,400,054
Regeneron Pharmaceuticals, Inc.[1]	5,750	2,072,530

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[1]	80,545	$6,402,522

		44,109,413
Health Care Equipment & Supplies—0.4%
Hologic, Inc.[1]	28,380	979,110
Medtronic plc	31,870	2,390,250

		3,369,360
Pharmaceuticals—6.6%
Allergan plc[1]	147,080	39,421,853
Bristol-Myers Squibb Co.	202,600	12,942,088

		52,363,941
Industrials—7.3%
Aerospace & Defense—0.4%
TransDigm Group, Inc.[1]	16,070	3,540,864
Building Products—1.0%
A.O. Smith Corp.	52,460	4,003,223
Allegion plc	68,350	4,354,578

		8,357,801
Commercial Services & Supplies—0.7%
Cintas Corp.	60,630	5,445,180
Electrical Equipment—0.6%
Acuity Brands, Inc.	23,420	5,108,839
Industrial Conglomerates—1.7%
Danaher Corp.	145,340	13,786,952
Machinery—1.5%
Ingersoll-Rand plc	62,510	3,876,245
Stanley Black & Decker, Inc.	25,020	2,632,355
Wabtec Corp.	64,980	5,152,264

		11,660,864
Professional Services—1.1%
Nielsen Holdings plc	162,320	8,547,771
Road & Rail—0.3%
J.B. Hunt Transport Services, Inc.	27,410	2,309,018
Information Technology—42.2%
Internet Software & Services—15.6%
Alphabet, Inc., Cl. A1	57,400	43,790,460
Alphabet, Inc., Cl. C1	19,350	14,414,782
eBay, Inc.[1]	674,280	16,088,321
Facebook, Inc., Cl. A1	304,670	34,762,847
LinkedIn Corp., Cl. A1	137,030	15,669,381

		124,725,791
IT Services—8.2%
MasterCard, Inc., Cl. A	249,410	23,569,245
PayPal Holdings, Inc.[1]	882,850	34,078,010
Visa, Inc., Cl. A	105,738	8,086,842

		65,734,097
Semiconductors & Semiconductor Equipment—2.7%
Broadcom Ltd.	51,560	7,966,020
NVIDIA Corp.	392,160	13,972,661

		21,938,681
Software—12.1%
Activision Blizzard, Inc.	670,110	22,676,523
Electronic Arts, Inc.[1]	312,620	20,667,308
Microsoft Corp.	465,440	25,706,251
Oracle Corp.	671,630	27,476,383

		96,526,465
Technology Hardware, Storage & Peripherals—3.6%
Apple, Inc.	265,210	28,905,238
Materials—2.2%
Chemicals—1.5%
Albemarle Corp.	121,280	7,753,431

1      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
Sherwin-Williams Co. (The)	13,800	$3,928,446

		11,681,877
Construction Materials—0.7%
Vulcan Materials Co.	52,630	5,556,149

Total Common Stocks (Cost $635,645,026)		768,736,521
Investment Company—2.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2,3] (Cost $19,671,931)	19,671,931	19,671,931
Total Investments, at Value (Cost $655,316,957)	98.5%	788,408,452
Net Other Assets (Liabilities)	1.5	11,941,676
Net Assets	100.0%	$800,350,128

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Rate shown is the 7-day yield at period end.
3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	8,225,463	72,756,392	61,309,924	19,671,931

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$19,671,931	$11,051

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$139,506,433	$—	$—	$139,506,433
Consumer Staples	72,124,754	—	—	72,124,754
Energy	16,427,337	—	—	16,427,337
Financials	27,009,696	—	—	27,009,696
Health Care	99,842,714	—	—	99,842,714
Industrials	58,757,289	—	—	58,757,289
Information Technology	337,830,272	—	—	337,830,272
Materials	17,238,026	—	—	17,238,026

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Investments, at Value: (Continued)
Investment Company	$19,671,931	$—	$—	$19,671,931

Total Assets	$788,408,452	$—	$—	$788,408,452

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes (Continued)

and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$656,478,862

Gross unrealized appreciation	$149,176,278
Gross unrealized depreciation	(17,256,550)

Net unrealized appreciation	$131,919,728

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Principal Amount	Value

Asset-Backed Securities—15.3%

Auto Loan—12.8%

American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[1]	$59,777	$ 59,810
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	270,052	270,262
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	89,743	89,752
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	445,000	443,187
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	145,000	143,726
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	380,441
Series 2015-2,Cl. B, 2.97%, 5/12/21[1]	370,000	364,553
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	325,000	322,846

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	375,000	378,334
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	100,526
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	347,519
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	160,000	162,325
Series 2013-4,Cl. D, 3.31%, 10/8/19	30,000	30,593
Series 2013-5,Cl. D, 2.86%, 12/9/19	225,000	226,746
Series 2014-1,Cl. E, 3.58%, 8/9/21	310,000	311,505
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	384,886
Series 2015-2,Cl. C, 2.40%, 1/8/21	90,000	90,139
Series 2015-2,Cl. D, 3.00%, 6/8/21	70,000	69,410
Series 2015-3,Cl. D, 3.34%, 8/8/21	175,000	175,837

California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	230,000	233,679
Series 2014-2,Cl. C, 3.29%, 3/15/21	80,000	78,714
Series 2014-4,Cl. C, 3.56%, 9/15/21	100,000	98,416

Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	105,713
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	116,089
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	158,362
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	162,412
Series 2015-4,Cl. D, 3.62%, 5/20/21	260,000	257,395

CarFinance Capital Auto Trust:
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	26,464	26,442
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	140,316	139,683

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,575
Series 2015-3,Cl. D, 3.27%, 3/15/22	180,000	182,390
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	186,335

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	92,665	92,757
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	123,850	123,440
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	131,214	130,521

Credit Acceptance Auto Loan Trust:
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	213,807
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,421
Series 2015-1A,Cl. C, 3.30%, 7/17/23[1]	225,000	221,210
Series 2015-2A,Cl. B, 3.04%, 8/15/23[1]	330,000	331,401

Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[1]	250,000	249,497
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	297,884
Series 2015-DA,Cl. C, 3.38%, 11/15/21[1]	245,000	244,044

DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	151,994	152,889
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	485,000	491,990
Series 2014-1A,Cl. D, 3.98%, 1/15/21[1]	360,000	362,613
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	525,985
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	204,024
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	178,953
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	265,000	265,786

Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	230,000	229,897
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	230,109
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	15,159	15,133
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	108,645

	Principal Amount	Value

Auto Loan (Continued)

First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	$385,000	$385,382
Series 2013-3A,Cl. C, 2.91%, 1/15/20[1]	165,000	165,195
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	123,465
Series 2014-1A,Cl. D, 3.28%, 4/15/21[1]	225,000	221,281
Series 2014-3A,Cl. D, 3.85%, 2/15/22[1]	140,000	139,033

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	59,629	59,367
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	145,497	144,930

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	240,000	236,348

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	73,581	73,520

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.733%, 10/25/19[1,2]	125,000	124,341

Santander Drive Auto Receivables Trust:
Series 2013-3,Cl. D, 2.42%, 4/15/19	55,000	55,025
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	374,225
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	275,823
Series 2014-2,Cl. D, 2.76%, 2/18/20	215,000	216,331
Series 2014-4,Cl. D, 3.10%, 11/16/20	185,000	186,502
Series 2014-5,Cl. D, 3.21%, 1/15/21	335,000	337,205
Series 2015-1,Cl. D, 3.24%, 4/15/21	260,000	262,191
Series 2015-2,Cl. C, 2.44%, 4/15/21	290,000	289,737
Series 2015-2,Cl. D, 3.02%, 4/15/21	275,000	274,666
Series 2015-3,Cl. D, 3.49%, 5/17/21	345,000	343,513
Series 2015-4,Cl. D, 3.53%, 8/16/21	265,000	265,886
Series 2015-5,Cl. C, 2.74%, 12/15/21	200,000	200,246

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	82,060	82,105
Series 2014-1A,Cl. A, 1.03%, 9/17/18[1]	5,472	5,472
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	134,346

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	100,222
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	154,282

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	225,000	218,990

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	153,317
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	161,200
Series 2015-1A,Cl. C, 2.29%, 11/16/20[1]	215,000	212,496
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	212,336
Series 2016-1A,Cl. B, 2.68%, 9/15/21[1]	210,000	212,006

		17,430,592

Credit Card—2.0%

American Express Credit Account Master Trust:
Series 2014-2,Cl. A, 1.26%, 1/15/20	75,000	75,210
Series 2014-3,Cl. A, 1.49%, 4/15/20	60,000	60,367

Capital One Multi-Asset Execution Trust:
Series 2014-A2,Cl. A2, 1.26%, 1/15/20	445,000	446,050
Series 2014-A5,Cl. A5, 1.48%, 7/15/20	595,000	598,383

Chase Issuance Trust:
Series 2007-A3,Cl. A3, 5.23%, 4/15/19	95,000	98,478
Series 2014-A1,Cl. A1, 1.15%, 1/15/19	555,000	556,041
Series 2014-A6,Cl. A6, 1.26%, 7/15/19	350,000	350,958

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	535,000	537,320

		2,722,807

Equipment—0.3%

Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	195,926	187,176

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	58,493	57,419

1    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Equipment (Continued)

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	$82,067	$ 81,460

		326,055

Loans: Other—0.2%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	320,844	311,179

Total Asset-Backed Securities (Cost $20,850,457)		20,790,633

Mortgage-Backed Obligations—49.3%

Government Agency—37.3%

FHLMC/FNMA/FHLB/ Sponsored—26.4%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	5,585	6,223
5.50%, 9/1/39	448,655	500,248
6.00%, 5/1/18-10/1/29	629,574	713,037
6.50%, 4/1/18-4/1/34	168,538	191,548
7.00%, 8/1/16-10/1/37	174,434	197,755
9.00%, 8/1/22-5/1/25	12,524	13,788

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	943	1,015

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 0.00%, 9/1/29[3,4]	7,660	1,408
Series 206,Cl. IO, 0.00%, 12/1/29[3,4]	122,166	27,698
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	82,903	15,232

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	451,846	463,397

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K042,Cl. A2, 2.67%, 12/25/24	285,000	294,330
Series K046,Cl. A2, 3.205%, 3/25/25	75,000	80,497
Series K047,Cl. A2, 3.329%, 5/25/25	650,000	703,740
Series K048,Cl. A2, 3.284%, 6/25/25[2]	715,000	772,150
Series K049,Cl. A2, 3.01%, 7/25/25	330,000	348,467
Series K050,Cl. A2, 3.334%, 8/25/25[2]	325,000	351,867
Series K052,Cl. A2, 3.151%, 11/25/25	565,000	602,217
Series K053,Cl. A2, 2.995%, 12/25/25	690,000	726,694

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.102%, 6/1/26[5]	41,455	37,769

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	3,526	3,875
Series 1674,Cl. Z, 6.75%, 2/15/24	13,013	14,379
Series 2034,Cl. Z, 6.50%, 2/15/28	2,218	2,528
Series 2042,Cl. N, 6.50%, 3/15/28	5,157	5,736
Series 2043,Cl. ZP, 6.50%, 4/15/28	259,188	289,495
Series 2046,Cl. G, 6.50%, 4/15/28	13,693	15,597
Series 2053,Cl. Z, 6.50%, 4/15/28	2,314	2,644
Series 2066,Cl. Z, 6.50%, 6/15/28	239,971	273,321
Series 2195,Cl. LH, 6.50%, 10/15/29	199,194	227,417
Series 2220,Cl. PD, 8.00%, 3/15/30	1,239	1,463
Series 2326,Cl. ZP, 6.50%, 6/15/31	59,271	66,552
Series 2461,Cl. PZ, 6.50%, 6/15/32	240,749	281,743
Series 2470,Cl. LF, 1.436%, 2/15/32[2]	1,916	1,961
Series 2564,Cl. MP, 5.00%, 2/15/18	58,937	60,592
Series 2585,Cl. HJ, 4.50%, 3/15/18	32,565	33,637
Series 2635,Cl. AG, 3.50%, 5/15/32	36,077	38,078

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2707,Cl. QE, 4.50%, 11/15/18	$14,270	$14,740
Series 2770,Cl. TW, 4.50%, 3/15/19	8,772	9,124
Series 3010,Cl. WB, 4.50%, 7/15/20	22,011	22,902
Series 3025,Cl. SJ, 23.151%, 8/15/35[2]	20,433	32,444
Series 3030,Cl. FL, 0.836%, 9/15/35[2]	3,130	3,140
Series 3645,Cl. EH, 3.00%, 12/15/20	75,681	77,340
Series 3741,Cl. PA, 2.15%, 2/15/35	219,787	222,093
Series 3815,Cl. BD, 3.00%, 10/15/20	4,440	4,516
Series 3822,Cl. JA, 5.00%, 6/15/40	7,581	8,032
Series 3840,Cl. CA, 2.00%, 9/15/18	3,313	3,339
Series 3848,Cl. WL, 4.00%, 4/15/40	34,961	36,777
Series 3857,Cl. GL, 3.00%, 5/15/40	7,143	7,443
Series 4221,Cl. HJ, 1.50%, 7/15/23	120,761	121,943

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 12.53%, 7/17/28[3]	1,620	308
Series 2079,Cl. S, 0.00%, 7/17/28[3,4]	2,929	590
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	114,719	25,257
Series 2526,Cl. SE, 0.574%, 6/15/29[3]	3,415	781
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	177,821	33,511
Series 2920,Cl. S, 18.055%, 1/15/35[3]	696,980	133,822
Series 2922,Cl. SE, 0.00%, 2/15/35[3,4]	82,229	15,336
Series 2981,Cl. AS, 0.00%, 5/15/35[3,4]	108,994	22,337
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	32,495	5,097
Series 3201,Cl. SG, 0.00%, 8/15/36[3,4]	188,468	37,125
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	16,124	3,029
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	17,040	2,068
Series 3450,Cl. BI, 0.00%, 5/15/38[3,4]	427,497	74,050
Series 3606,Cl. SN, 0.00%, 12/15/39[3,4]	112,065	22,071

Federal National Mortgage Assn.:
3.00%, 4/1/31[6]	5,060,000	5,286,415
3.50%, 4/1/46[6]	7,150,000	7,498,982
4.00%, 4/1/46[6]	6,490,000	6,936,724
5.00%, 4/1/46[6]	2,205,000	2,440,127

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	189,832	200,590
5.00%, 3/1/21-7/1/22	10,972	11,443
5.50%, 2/1/35-5/1/36	178,362	202,155
6.50%, 5/1/17-1/1/34	92,017	95,208
7.00%, 11/1/17-7/1/35	50,214	56,898
7.50%, 1/1/33	4,768	5,823
8.50%, 7/1/32	10,553	11,555

Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.827%, 4/25/25[2]	350,000	364,175
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[2]	245,000	256,021

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 6.611%, 5/25/23[3]	2,514	484
Series 222,Cl. 2, 0.00%, 6/25/23[3,4]	273,630	45,322
Series 252,Cl. 2, 9.609%, 11/25/23[3]	263,146	50,478
Series 294,Cl. 2, 0.00%, 2/25/28[3,4]	30,343	5,538
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	2,659	493
Series 303,Cl. IO, 0.00%, 11/25/29[3,4]	54,053	14,518
Series 320,Cl. 2, 0.00%, 4/25/32[3,4]	203,184	54,582
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	537,136	98,532
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	5,665	1,040

2    OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	$7,998	$1,586
Series 331,Cl. 9, 2.455%, 2/25/33[3]	178,440	38,852
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	13,083	3,019
Series 334,Cl. 17, 0.784%, 2/25/33[3]	112,160	21,595
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	182,225	38,548
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	388,217	79,059
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	191,287	37,334
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	47,185	9,043
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	134,785	26,846
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	62,070	11,401
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	104,193	19,261
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	75,142	14,245
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	36,718	7,103
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	144,776	30,088
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	7,655	1,450
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	155,475	26,504
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	218,884	42,787

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	191,384	211,346
Series 1998-58,Cl. PC, 6.50%, 10/25/28	151,090	170,211
Series 1998-61,Cl. PL, 6.00%, 11/25/28	72,137	82,414
Series 1999-54,Cl. LH, 6.50%, 11/25/29	114,557	132,951
Series 2001-44,Cl. QC, 6.00%, 9/25/16	393	399
Series 2001-51,Cl. OD, 6.50%, 10/25/31	8,991	10,036
Series 2001-74,Cl. QE, 6.00%, 12/25/31	179,663	205,856
Series 2002-12,Cl. PG, 6.00%, 3/25/17	538	548
Series 2003-100,Cl. PA, 5.00%, 10/25/18	135,716	140,354
Series 2003-28,Cl. KG, 5.50%, 4/25/23	593,289	647,902
Series 2003-84,Cl. GE, 4.50%, 9/25/18	6,349	6,566
Series 2004-101,Cl. BG, 5.00%, 1/25/20	71,647	72,407
Series 2004-25,Cl. PC, 5.50%, 1/25/34	5,309	5,538
Series 2005-73,Cl. DF, 0.683%, 8/25/35[2]	8,746	8,783
Series 2006-11,Cl. PS, 22.979%, 3/25/36[2]	98,552	158,149
Series 2006-46,Cl. SW, 22.612%, 6/25/36[2]	71,652	101,339
Series 2006-50,Cl. KS, 22.612%, 6/25/36[2]	100,915	154,669
Series 2008-75,Cl. DB, 4.50%, 9/25/23	43,411	44,637
Series 2009-113,Cl. DB, 3.00%, 12/25/20	144,406	146,979
Series 2009-36,Cl. FA, 1.373%, 6/25/37[2]	86,834	89,063
Series 2009-70,Cl. TL, 4.00%, 8/25/19	62,236	63,471
Series 2010-43,Cl. KG, 3.00%, 1/25/21	41,924	42,833
Series 2011-3,Cl. EL, 3.00%, 5/25/20	237,436	241,615
Series 2011-38,Cl. AH, 2.75%, 5/25/20	3,914	3,973
Series 2011-82,Cl. AD, 4.00%, 8/25/26	81,111	83,343

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 0.00%, 11/18/31[3,4]	7,140	1,589
Series 2001-63,Cl. SD, 1.421%, 12/18/31[3]	2,442	504
Series 2001-65,Cl. S, 0.022%, 11/25/31[3]	179,132	38,484
Series 2001-68,Cl. SC, 0.00%, 11/25/31[3,4]	1,617	344
Series 2001-81,Cl. S, 0.00%, 1/25/32[3,4]	53,590	12,615

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-28,Cl. SA, 4.603%, 4/25/32[3]	$1,564	$357
Series 2002-38,Cl. SO, 12.444%, 4/25/32[3]	4,511	908
Series 2002-39,Cl. SD, 7.794%, 3/18/32[3]	2,983	694
Series 2002-47,Cl. NS, 2.967%, 4/25/32[3]	155,622	35,843
Series 2002-48,Cl. S, 3.601%, 7/25/32[3]	2,599	604
Series 2002-51,Cl. S, 3.07%, 8/25/32[3]	142,862	30,504
Series 2002-52,Cl. SD, 7.423%, 9/25/32[3]	209,918	50,182
Series 2002-52,Cl. SL, 3.824%, 9/25/32[3]	1,616	372
Series 2002-53,Cl. SK, 5.973%, 4/25/32[3]	10,392	2,524
Series 2002-56,Cl. SN, 4.447%, 7/25/32[3]	3,543	811
Series 2002-60,Cl. SM, 0.925%, 8/25/32[3]	23,149	4,402
Series 2002-7,Cl. SK, 0.00%, 1/25/32[3,4]	10,530	2,051
Series 2002-77,Cl. BS, 0.00%, 12/18/32[3,4]	14,635	3,230
Series 2002-77,Cl. IS, 9.904%, 12/18/32[3]	7,685	1,765
Series 2002-77,Cl. SH, 1.089%, 12/18/32[3]	74,873	16,361
Series 2002-84,Cl. SA, 4.01%, 12/25/32[3]	172,147	37,571
Series 2002-9,Cl. MS, 0.317%, 3/25/32[3]	2,656	619
Series 2002-90,Cl. SN, 1.424%, 8/25/32[3]	11,909	2,265
Series 2002-90,Cl. SY, 4.819%, 9/25/32[3]	8,616	1,585
Series 2003-26,Cl. DI, 0.00%, 4/25/33[3,4]	7,655	1,847
Series 2003-33,Cl. SP, 2.048%, 5/25/33[3]	177,978	39,649
Series 2003-4,Cl. S, 1.425%, 2/25/33[3]	110,672	27,672
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	152,037	28,746
Series 2005-12,Cl. SC, 0.00%, 3/25/35[3,4]	39,224	7,808
Series 2005-14,Cl. SE, 9.092%, 3/25/35[3]	122,588	20,243
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	343,686	64,206
Series 2005-40,Cl. SB, 13.584%, 5/25/35[3]	15,466	2,740
Series 2005-52,Cl. JH, 0.00%, 5/25/35[3,4]	92,134	17,446
Series 2005-93,Cl. SI, 0.00%, 10/25/35[3,4]	257,497	46,134
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	18,873	2,431
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	46,889	1,918
Series 2011-96,Cl. SA, 3.928%, 10/25/41[3]	69,267	12,608
Series 2012-134,Cl. SA, 7.468%, 12/25/42[3]	193,280	48,336
Series 2012-40,Cl. PI, 0.00%, 4/25/41[3,4]	157,978	20,291

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.097%, 9/25/23[5]	86,171	80,790

		35,847,568

3    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

GNMA/Guaranteed—10.9%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	$7,302	$7,845
8.50%, 8/15/17-12/15/17	8,318	8,493

Government National Mortgage Assn. II Pool:
3.50%, 4/1/46[6]	13,480,000	14,251,941
4.00%, 4/1/46[6]	390,000	417,041

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 19.695%, 2/16/32[3]	250,823	46,864
Series 2007-17,Cl. AI, 2.162%, 4/16/37[3]	81,830	17,590
Series 2011-52,Cl. HS, 0.00%, 4/16/41[3,4]	545,495	106,288

		14,856,062

Non-Agency—12.0%

Commercial—8.3%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[3,4]	1,346,816	24,092

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.722%, 7/20/36[2]	626,109	581,558
Series 2014-R7,Cl. 3A1, 2.837%, 3/26/36[1,2]	296,109	296,976

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,2]	148,137	148,350

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	346,475	10,920

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.656%, 1/25/36[2]	145,851	135,780

CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	21,807	21,207

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,2]	160,000	146,803

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	3,072,124	31

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	571,555	564,544

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.573%, 10/15/45[1,2]	50,000	48,130
Series 2012-CR5,Cl. E, 4.338%, 12/10/45[1,2]	300,000	278,791
Series 2013-CR7,Cl. D, 4.351%, 3/10/46[1,2]	390,000	359,280
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	710,000	761,917

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	2,636,638	198,993

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	216,603	162,193
Series 2009-13R,Cl. 4A1, 2.739%, 9/26/36[1,2]	18,966	18,999

DBUBS Mortgage Trust, Series 2011- LC1A, Cl. E, 5.699%, 11/10/46[1,2]	75,000	78,166

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 3/10/26[6]	140,000	144,199

	Principal Amount	Value

Commercial (Continued)

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	$159,466	$148,869
Series 2005-FA8,Cl. 1A6, 1.083%, 11/25/35[2]	183,246	124,108

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.361%, 11/25/46[1,2]	35,000	35,095
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,2]	90,000	84,201
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,2]	60,000	55,684
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,2]	95,000	86,900
Series 2013-K28,Cl. C, 3.495%, 6/25/46[1,2]	285,000	259,290
Series 2013-K502,Cl. C, 3.104%, 3/25/45[1,2]	175,000	176,970
Series 2013-K712,Cl. C, 3.369%, 5/25/45[1,2]	75,000	75,762
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	115,000	113,569
Series 2014-K715,Cl. C, 4.127%, 2/25/46[1,2]	50,000	48,907
Series 2015-K44,Cl. B, 3.685%, 1/25/48[1,2]	315,000	277,719

GSMSC Pass-Through Trust, Series 2009- 3R, Cl. 1A2, 6%, 4/25/37[1,2]	433,951	406,690

GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 2.869%, 7/25/35[2]	113,176	111,266

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,2]	245,000	226,895

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.192%, 5/15/45[1,2]	325,000	319,919

JP Morgan Mortgage Trust, Series 2007- A1, Cl. 5A1, 2.824%, 7/25/35[2]	112,622	112,340

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.739%, 9/26/36[1,2]	72,252	72,221
Series 2009-5,Cl. 1A2, 2.807%, 7/26/36[1,2]	404,707	360,530

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	355,000	381,082
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	151,329

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	351,048	2,886

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	51,794	43,067

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[1,2]	400,000	386,420
Series 2013-C7,Cl. D, 4.296%, 2/15/46[1,2]	175,000	157,117
Series 2013-C8,Cl. D, 4.164%, 12/15/48[1,2]	130,000	120,493
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	628,855

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	295,000	304,327

4    OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial (Continued)

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.193%, 11/26/36[1,2]	$451,654	$286,245

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.546%, 6/26/46[1,2]	269,161	268,387

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.424%, 7/26/45[1,2]	27,875	27,732

Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.633%, 2/25/24[2]	180,000	179,840
Series 2015-DNA2,Cl. M2, 3.033%, 12/25/27[2]	115,000	115,124
Series 2015-DNA3,Cl. M2, 3.283%, 4/25/28[2]	340,000	342,576
Series 2015-HQA1,Cl. M1, 1.683%, 3/25/28[2]	289,945	290,271

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,2]	65,000	61,959

WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.454%, 12/15/45[1,2]	175,000	162,611
Series 2012-C7,Cl. E, 4.837%, 6/15/45[1,2]	120,000	115,232
Series 2013-C11,Cl. D, 4.179%, 3/15/45[1,2]	74,000	66,504
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	138,045

		11,307,966

Residential—3.7%

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	148,967	132,459
Series 2007-C,Cl. 1A4, 2.99%, 5/20/36[2]	65,901	59,207

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	102,159	92,891

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[2]	207,932	207,595
Series 2005-9,Cl. A1, 2.66%, 10/25/35[2]	201,215	194,293
Series 2006-1,Cl. A1, 2.58%, 2/25/36[2]	270,945	264,726

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.543%, 7/25/36[2]	74,993	74,207

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	122,115	115,654
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	17,904	17,701

HomeBanc Mortgage Trust, Series 2005- 3, Cl. A2, 0.743%, 7/25/35[2]	51,193	48,318

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.533%, 8/25/36[2]	51,024	21,380

NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,7]	3,370,016	842,504

RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	1,021	811
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	12,750	10,220

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.537%, 10/25/33[2]	129,201	131,185
Series 2005-AR14,Cl. 1A4, 2.523%, 12/25/35[2]	247,382	238,555
Series 2005-AR16,Cl. 1A1, 2.571%, 12/25/35[2]	108,046	101,589

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.785%, 6/25/35[2]	485,771	493,093

	Principal Amount	Value

Residential (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR13,Cl. 1A5, 2.739%, 5/25/35[2]	$176,786	$ 176,930
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[2]	144,802	140,666
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[2]	57,295	54,201
Series 2005-AR4,Cl. 2A2, 2.969%, 4/25/35[2]	335,107	335,068
Series 2006-AR10,Cl. 5A5, 2.807%, 7/25/36[2]	269,540	259,438
Series 2006-AR14,Cl. 1A2, 5.868%, 10/25/36[2]	132,386	127,465
Series 2006-AR2,Cl. 2A3, 2.837%, 3/25/36[2]	117,917	115,706
Series 2006-AR7,Cl. 2A4, 2.771%, 5/25/36[2]	8,993	8,532
Series 2006-AR8,Cl. 2A1, 2.765%, 4/25/36[2]	288,040	280,623
Series 2006-AR8,Cl. 2A4, 2.765%, 4/25/36[2]	128,612	125,300
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	124,457	129,089
Series 2007-AR3,Cl. A4, 5.866%, 4/25/37[2]	67,729	63,526
Series 2007-AR8,Cl. A1, 2.813%, 11/25/37[2]	179,419	158,900

		5,021,832

Total Mortgage-Backed Obligations (Cost $70,502,640)		67,033,428

U.S. Government Obligations—1.3%

Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	130,000	130,595

Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	130,000	130,280

United States Treasury Nts., 1.50%, 5/31/19[8]	1,438,000	1,464,148

Total U.S. Government Obligations (Cost $1,703,685)		1,725,023

Corporate Bonds and Notes—43.6%

Consumer Discretionary—7.2%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	104,539

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	65,949

		170,488

Automobiles—2.1%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	364,009

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	762,000	771,230

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	313,000	335,511

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	344,000	347,325

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	96,718

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	348,000	350,506

Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[1]	284,000	285,067

5    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Automobiles (Continued)

Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[1]	$251,000	$253,142

		2,803,508

Diversified Consumer Services—0.2%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	311,000	330,437

Hotels, Restaurants & Leisure—0.6%

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	228,000	230,847
6.375% Sr. Unsec. Nts., 6/15/17	314,000	331,285

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	153,000	158,705
4.875% Sr. Unsec. Nts., 12/9/45	85,000	93,262

		814,099

Household Durables—0.8%

Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[1]	346,000	364,165

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	159,000	157,012

Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/1/46	81,000	88,023

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	345,840

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	103,996
1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,225

		1,144,261

Leisure Equipment & Products—0.3%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	367,635

Media—1.9%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	79,000	94,709

CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]	112,000	118,356
6.484% Sr. Sec. Nts., 10/23/45[1]	185,000	206,475

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	342,599

Historic TW, Inc., 9.15% Debs., 2/1/23	96,000	128,322

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	113,000	116,710

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[1]	85,000	85,238

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	351,000	354,138

Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]	187,000	193,413

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,615

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	112,291

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	155,823

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	346,000	347,730

		2,622,419

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]	260,000	276,738

Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	85,000	77,210

		353,948

	Principal Amount	Value

Specialty Retail—0.7%

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	$349,000	$369,068

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	168,956

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	359,710

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	100,290

		998,024

Textiles, Apparel & Luxury Goods—0.2%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	249,000	256,470

Consumer Staples—4.7%

Beverages—1.5%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	408,000	414,073
3.65% Sr. Unsec. Nts., 2/1/26	213,000	224,273
4.90% Sr. Unsec. Nts., 2/1/46	82,000	91,845

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	348,589

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	350,000	366,625

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	360,615
4.25% Sr. Unsec. Nts., 7/15/22[1]	222,000	239,050

		2,045,070

Food & Staples Retailing—0.8%

CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	95,000	110,525

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	215,000	232,643
6.50% Sr. Unsec. Nts., 6/15/17	95,000	100,325

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	15,223
6.40% Sr. Unsec. Nts., 8/15/17	330,000	352,826
6.90% Sr. Unsec. Nts., 4/15/38	90,000	118,999

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	192,000	215,304

		1,145,845

Food Products—1.6%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	300,000	302,179
8.50% Sr. Unsec. Nts., 6/15/19	289,000	336,246

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	372,398

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	288,000	289,324

Kraft Heinz Foods Co., 5.20% Sr. Unsec. Nts., 7/15/45[1]	42,000	47,191

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	350,000	359,625

Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	118,000	127,315
6.60% Sr. Unsec. Nts., 4/1/16	341,000	341,000

		2,175,278

Tobacco—0.8%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	202,000	371,245

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	358,206

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	254,000	309,914

		1,039,365

6    OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Energy—2.9%

Energy Equipment & Services—1.1%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	$92,000	$90,427

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	147,255

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	333,000	331,745

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	334,000	333,290
4.00% Sr. Unsec. Nts., 12/21/25[1]	209,000	216,129

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	370,048

		1,488,894

Oil, Gas & Consumable Fuels—1.8%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	50,396
6.20% Sr. Unsec. Nts., 3/15/40	90,000	86,868

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	96,419

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	201,000	184,206

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	372,532

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	195,000	194,025

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	43,949
5.95% Sr. Unsec. Nts., 3/15/46	89,000	95,683

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	92,000	67,704

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	97,731
4.90% Sr. Unsec. Nts., 5/15/46	37,000	35,711

Exxon Mobil Corp., 4.114% Sr. Unsec. Nts., 3/1/46	122,000	129,735

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	302,000	269,371

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	78,650

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	394,000	373,572
5.45% Sr. Unsec. Nts., 10/14/21[1]	60,000	57,579

Regency Energy Partners LP/Regency
Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	245,000	230,682

		2,464,813

Financials—12.5%

Capital Markets—2.7%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	258,000	262,703

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[1]	382,000	388,489

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	199,000	202,073

Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	262,000	267,243

KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]	305,000	299,539

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	312,000	326,252
5.00% Sub. Nts., 11/24/25	332,000	360,146

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	374,157

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	462,888

	Principal Amount	Value

Capital Markets (Continued)

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1,6]	$205,000	$204,381

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,9]	556,000	557,390

		3,705,261

Commercial Banks—4.9%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]	200,000	202,208

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	354,000	485,179

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]	205,000	204,640

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	321,000	324,275

Citigroup, Inc., 4.65% Sr. Unsec. Nts., 7/30/45	290,000	305,024

Cooperatieve Rabobank UA, 4.375% Sub. Nts., 8/4/25	260,000	269,344

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,2,9]	320,000	354,464

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	202,000	205,314

Fifth Third Bank/Cincinnati OH, 3.85% Sub. Nts., 3/15/26	206,000	211,685

FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	362,000	360,856

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	218,000	221,481

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	270,000	274,349

Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[1]	332,000	323,616

JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S2,9	264,000	290,202

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,9]	334,000	365,730

Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	287,000	286,718
6.45% Sub. Nts., 6/26/37	283,000	340,002

Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	4,000	5,165

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,9]	300,000	293,250

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	202,000	204,657

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,9]	370,000	368,150

SunTrust Banks, Inc.:
2.90% Sr. Unsec. Nts., 3/3/21	310,000	315,071
3.50% Sr. Unsec. Nts., 1/20/17	203,000	206,219

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	216,000	218,642

		6,636,241

Consumer Finance—0.9%

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	277,000	274,866

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	301,000	293,648
3.95% Sr. Unsec. Nts., 11/6/24	280,000	277,331

Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	109,000	110,841
4.50% Sr. Unsec. Nts., 7/23/25	262,000	270,103

		1,226,789

Diversified Financial Services—1.0%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	102,000	103,194

7    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Financial Services (Continued)

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	$153,000	$157,459

McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	229,174

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]	320,000	338,282

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	189,640

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	345,000	322,575

		1,340,324

Insurance—1.4%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	318,894

Chubb INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	178,000	186,031
4.35% Sr. Unsec. Nts., 11/3/45	140,000	153,010

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	258,000	270,977

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	205,000	209,702

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,9]	258,000	247,196

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	326,000	337,650

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,9]	212,000	147,340

		1,870,800

Real Estate Investment Trusts (REITs)—1.4%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	162,046
5.90% Sr. Unsec. Nts., 11/1/21	200,000	228,841

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	370,000	375,550

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	111,005

Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23	212,000	207,248

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	234,237

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	31,000	32,509

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	150,418

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	316,931

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,457

		1,894,242

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	332,000	338,349

Health Care—3.3%

Biotechnology—0.5%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	184,000	193,598
4.70% Sr. Unsec. Nts., 5/14/45	74,000	79,029

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	111,385

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	180,000	189,615
5.00% Sr. Unsec. Nts., 8/15/45	49,000	53,210

		626,837

	Principal Amount	Value

Health Care Equipment & Supplies—1.0%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	$384,000	$384,747
3.875% Sr. Unsec. Nts., 5/15/24	116,000	124,011

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	260,000	270,252

DENTSPLY SIRONA, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	353,975

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	124,000	128,853

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	111,000	112,411

		1,374,249

Health Care Providers & Services—1.2%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	180,000	187,512

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	261,000	271,584

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	386,225

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	454,000	460,630

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	155,000	165,413

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	156,000	171,617

		1,642,981

Life Sciences Tools & Services—0.2%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	138,000	138,875
4.15% Sr. Unsec. Nts., 2/1/24	121,000	127,808
5.30% Sr. Unsec. Nts., 2/1/44	45,000	50,262

		316,945

Pharmaceuticals—0.4%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	243,000	253,348
4.75% Sr. Unsec. Nts., 3/15/45	119,000	126,561

Perrigo Finance Unlimited Co., 4.375%
Sr. Unsec. Nts., 3/15/26	92,000	94,936

		474,845

Industrials—3.1%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	266,121

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	100,000	99,692
3.95% Sr. Unsec. Nts., 11/15/16	127,000	128,679

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	168,000	178,193

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	180,000	203,270

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	111,000	112,131

		988,086

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	233,000	236,523

Commercial Services & Supplies—0.3%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	312,000	318,821

8    OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	$85,000	$85,710

		404,531

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	296,572

Industrial Conglomerates—0.1%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	170,000	176,058

Machinery—0.5%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	193,000	202,309

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	130,000	140,427

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	335,000	335,344

		678,080

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[1]	39,000	37,574

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	360,739

Road & Rail—0.5%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	69,917

ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]	110,000	108,823

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	110,000	117,680

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	195,000	198,788
4.25% Sr. Unsec. Nts., 1/17/23[1]	119,000	120,793

		616,001

Trading Companies & Distributors—0.3%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	383,000	391,139

Information Technology—1.8%

Electronic Equipment, Instruments, & Components—0.2%

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	290,000	285,650

IT Services—0.5%

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	297,000	294,838

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	127,000	139,340

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	130,818
6.75% Sr. Unsec. Nts., 2/1/17	65,000	67,395

		632,391

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	104,529

Software—0.6%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	277,766
4.375% Sr. Unsec. Nts., 6/15/25	110,000	112,663

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	241,900

	Principal Amount	Value

Software (Continued)

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	$186,000	$198,151

		830,480

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	207,902

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]	238,000	239,663
6.35% Sr. Unsec. Nts., 10/15/45[1]	162,000	159,773

		607,338

Materials—2.3%

Chemicals—1.0%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	145,670
4.125% Sr. Unsec. Nts., 3/15/35	75,000	65,392

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	92,000	88,344

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	338,000	341,297

Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	215,000	179,918

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	317,767

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	101,781
3.95% Sr. Unsec. Nts., 1/15/26	152,000	157,289

		1,397,458

Construction Materials—0.5%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	245,000	251,412

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	364,000	369,460

		620,872

Containers & Packaging—0.4%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	147,946

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	93,439
4.50% Sr. Unsec. Nts., 11/1/23	300,000	315,178

		556,563

Metals & Mining—0.4%

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	135,735

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	302,320

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	92,402

		530,457

Telecommunication Services—2.1%

Diversified Telecommunication Services—2.1%

AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26	154,000	163,032
4.35% Sr. Unsec. Nts., 6/15/45	406,000	374,917
5.15% Sr. Unsec. Nts., 3/15/42	55,000	55,650

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	247,000	387,181

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	97,000	97,733

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	135,000	142,170

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	356,223
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	95,000	120,638

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	171,400

9    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Verizon Communications, Inc.: (Continued)
4.50% Sr. Unsec. Nts., 9/15/20	$448,000	$496,010
4.522% Sr. Unsec. Nts., 9/15/48	432,000	434,708
5.012% Sr. Unsec. Nts., 8/21/54	50,000	50,391

		2,850,053

Wireless Telecommunication Services—0.0%

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	68,000	70,964

Utilities—3.7%

Electric Utilities—2.6%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	186,108

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	99,000	101,463

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	210,276

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	330,000	345,071

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	355,435

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	70,000	72,344

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	80,423

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	369,431

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	76,900

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	212,060

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	493,171

	Principal Amount	Value

Electric Utilities (Continued)

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	$307,000	$343,957

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	328,000	330,567

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	231,000	239,201

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	167,000	171,653

		3,588,060

Independent Power and Renewable Electricity Producers—0.3%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	337,000	338,427

Multi-Utilities—0.8%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	338,271

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	214,078
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	213,000	238,708

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	148,000	156,766

Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25	183,000	184,617

		1,132,440

Total Corporate Bonds and Notes (Cost $58,004,362)		59,399,402

	Shares

Investment Company—17.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[10,11] (Cost $23,287,179)	23,287,179	23,287,179

Total Investments, at Value (Cost $174,348,323)	126.6%	172,235,665

Net Other Assets (Liabilities)	(26.6)	(36,180,099)

Net Assets	100.0%	$136,055,566

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $34,072,344 or 25.04% of the Fund’s net assets at period end.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,095,351 or 1.54% of the Fund’s net assets at period end.
4.	Interest rate is less than 0.0005%.
5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $118,559 or 0.09% of the Fund’s net assets at period end.
6.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.
7.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.
8.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $35,636. See Note 6 of the accompanying Notes.
9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
10.	Rate shown is the 7-day yield at period end.
11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	24,144,526	15,914,724	16,772,071	23,287,179

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$23,287,179	$23,732

10    OPPENHEIMER CORE BOND FUND/VA

Futures Contracts as of March 31, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	6/21/16	39	$6,413,062	$(15,495)
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	17	2,216,641	(10,843)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/16	13	2,843,750	4,424
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/16	20	2,423,281	12,117
United States Ultra Bonds	CBT	Buy	6/21/16	67	11,559,594	(95,812)

						$(105,609)

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

11    OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

12    OPPENHEIMER CORE BOND FUND/VA

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$20,790,633	$—	$20,790,633
Mortgage-Backed Obligations	—	66,136,937	896,491	67,033,428
U.S. Government Obligations	—	1,725,023	—	1,725,023
Corporate Bonds and Notes	—	59,399,402	—	59,399,402
Investment Company	23,287,179	—	—	23,287,179

Total Investments, at Value	23,287,179	148,051,995	896,491	172,235,665

13    OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Futures contracts	$16,541	$—	$—	$16,541

Total Assets	$23,303,720	$148,051,995	$896,491	$172,252,206

Liabilities Table
Other Financial Instruments:
Futures contracts	$(122,150)	$—	$—	$(122,150)

Total Liabilities	$(122,150)	$—	$—	$(122,150)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$45,382,408
Sold securities	8,222,302

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments

14    OPPENHEIMER CORE BOND FUND/VA

4. Investments and Risks (Continued)

relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$3,281,116
Market Value	$842,504
Market Value as % of Net Assets	0.62%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

        Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated

15    OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $14,282,121 and $9,969,168 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $597 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end the fund had no outstanding written options.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for

16     OPPENHEIMER CORE BOND FUND/VA

6. Use of Derivatives (Continued)

all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$174,349,620
Federal tax cost of other investments	8,302,531

Total federal tax cost	$182,652,151

Gross unrealized appreciation	$3,604,616
Gross unrealized depreciation	(5,824,180)

Net unrealized depreciation	$(2,219,564)

17    OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—13.5%
Automobiles—0.5%
Suzuki Motor Corp.	421,400	$11,265,527
Hotels, Restaurants & Leisure—1.1%
International Game Technology plc	742,421	13,549,183
McDonald’s Corp.	89,320	11,225,738
		24,774,921
Internet & Catalog Retail—1.5%
JD.com, Inc., ADR[1]	980,693	25,988,365
Rakuten, Inc.	843,800	8,133,553
		34,121,918
Leisure Products—0.3%
Nintendo Co. Ltd.	49,800	7,056,549
Media—2.8%
Walt Disney Co. (The)	452,950	44,982,464
Zee Entertainment Enterprises Ltd.	3,218,826	18,811,257
		63,793,721
Specialty Retail—3.2%
Industria de Diseno Textil SA	1,365,750	45,820,960
Tiffany & Co.	372,180	27,310,568
		73,131,528
Textiles, Apparel & Luxury Goods—4.1%
Brunello Cucinelli SpA	415,468	7,842,388
Kering	174,030	31,030,702
LVMH Moet Hennessy Louis Vuitton SE	284,690	48,693,050
Tod’s SpA	109,288	7,778,463
		95,344,603
Consumer Staples—5.6%
Food Products—3.1%
Nestle SA	338,979	25,312,744
Unilever plc	1,032,233	46,610,795
		71,923,539
Household Products—2.5%
Colgate-Palmolive Co.	802,230	56,677,549
Energy—1.4%
Energy Equipment & Services—0.9%
Technip SA	351,970	19,462,717
Oil, Gas & Consumable Fuels—0.5%
Repsol SA	1,111,015	12,504,306
Financials—20.4%
Capital Markets—5.0%
Credit Suisse Group AG1	1,356,634	19,174,228
Deutsche Bank AG	892,984	15,193,932
Goldman Sachs Group, Inc. (The)	202,990	31,865,370
Nomura Holdings, Inc.	2,039,800	9,079,904
UBS Group AG	2,445,979	39,177,135
		114,490,569
Commercial Banks—5.9%
Banca Monte dei Paschi di Siena SpA[1]	9,956,486	5,648,122
Banco Bilbao Vizcaya Argentaria SA	2,721,091	17,951,771
Citigroup, Inc.	1,023,850	42,745,738
ICICI Bank Ltd., Sponsored ADR	3,889,800	27,850,968
Societe Generale SA	496,209	18,253,684
Sumitomo Mitsui Financial Group, Inc.	699,900	21,204,422
		133,654,705
Diversified Financial Services—2.9%
McGraw Hill Financial, Inc.	663,830	65,705,893
Insurance—5.3%
Allianz SE	252,576	41,059,329
Dai-ichi Life Insurance Co. Ltd. (The)	2,072,000	25,064,197
FNF Group	542,940	18,405,666

	Shares	Value
Insurance (Continued)
Prudential plc	1,983,187	$36,782,766
		121,311,958
Real Estate Management & Development—1.3%
DLF Ltd.	17,320,632	30,076,804
Health Care—15.9%
Biotechnology—6.1%
ACADIA Pharmaceuticals, Inc.[1]	568,420	15,893,023
Biogen, Inc.[1]	86,090	22,410,949
BioMarin Pharmaceutical, Inc.[1]	191,580	15,801,518
Bluebird Bio, Inc.[1]	175,100	7,441,750
Celldex Therapeutics, Inc.[1]	1,185,450	4,481,001
Circassia Pharmaceuticals plc[1]	4,471,614	17,396,889
Clovis Oncology, Inc.[1]	170,360	3,270,912
Gilead Sciences, Inc.	312,450	28,701,657
Ionis Pharmaceuticals, Inc.[1]	193,560	7,839,180
MacroGenics, Inc.[1]	385,270	7,223,813
Sage Therapeutics, Inc.[1]	81,030	2,597,822
Vertex Pharmaceuticals, Inc.[1]	68,010	5,406,115
		138,464,629
Health Care Equipment & Supplies—1.8%
St. Jude Medical, Inc.	266,930	14,681,150
Zimmer Biomet Holdings, Inc.	257,390	27,445,496
		42,126,646
Health Care Providers & Services—4.9%
Aetna, Inc.	556,960	62,574,456
Anthem, Inc.	299,905	41,683,796
Cigna Corp.	44,750	6,141,490
Humana, Inc.	13,260	2,425,917
		112,825,659
Pharmaceuticals—3.1%
Bayer AG	287,506	33,788,795
Roche Holding AG	83,851	20,575,649
Shire plc	229,700	13,159,143
Theravance Biopharma, Inc.[1]	157,022	2,952,014
		70,475,601
Industrials—12.6%
Aerospace & Defense—3.3%
Airbus Group SE	854,040	56,670,702
Embraer SA, Sponsored ADR	662,273	17,457,516
		74,128,218
Air Freight & Couriers—1.5%
United Parcel Service, Inc., Cl. B	326,360	34,421,189
Building Products—1.7%
Assa Abloy AB, Cl. B	2,005,129	39,418,517
Construction & Engineering—0.4%
FLSmidth & Co. AS1	197,846	8,263,079
Electrical Equipment—2.8%
Emerson Electric Co.	345,460	18,786,115
Nidec Corp.	511,600	34,984,913
Prysmian SpA	468,227	10,605,890
		64,376,918
Industrial Conglomerates—2.2%
3M Co.	228,460	38,068,290
Siemens AG	124,038	13,147,008
		51,215,298
Machinery—0.7%
FANUC Corp.	98,300	15,263,145
Information Technology—25.0%
Communications Equipment—1.5%
Telefonaktiebolaget LM Ericsson, Cl. B	3,445,666	34,467,711

1    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electronic Equipment, Instruments, & Components—5.1%
Keyence Corp.	73,911	$40,292,015
Kyocera Corp.	586,900	25,836,621
Murata Manufacturing Co. Ltd.	426,000	51,172,520
		117,301,156
Internet Software & Services—8.4%
Alphabet, Inc., Cl. A1	71,480	54,532,092
Alphabet, Inc., Cl. C1	74,142	55,232,083
eBay, Inc.[1]	878,060	20,950,512
Facebook, Inc., Cl. A1	429,420	48,996,822
Twitter, Inc.[1]	741,310	12,268,680
		191,980,189
IT Services—1.7%
Earthport plc[1]	11,054,193	2,654,803
PayPal Holdings, Inc.[1]	965,660	37,274,476
		39,929,279
Semiconductors & Semiconductor Equipment—2.2%
Maxim Integrated Products, Inc.	1,292,675	47,544,587
SunEdison, Inc.[1]	4,677,740	2,526,915
		50,071,502
Software—6.1%
Adobe Systems, Inc.[1]	424,783	39,844,645
Intuit, Inc.	471,200	49,009,512

	Shares	Value
Software (Continued)
SAP SE	612,275	$49,534,382
		138,388,539
Materials—0.9%
Chemicals—0.9%
Linde AG	134,864	19,644,566
Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
KDDI Corp.	1,403,600	37,410,544
Total Common Stocks (Cost $1,378,765,074)		2,215,469,192
Preferred Stocks—2.0%
Bayerische Motoren Werke (BMW) AG, Preference	540,067	43,154,248
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	79,253,601	1,017,261
Total Preferred Stocks (Cost $15,905,059)		44,171,509
Investment Company—0.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2,3] (Cost $10,286,590)	10,286,590	10,286,590
Total Investments, at Value (Cost $1,404,956,723)	99.3%	2,269,927,291
Net Other Assets (Liabilities)	0.7	16,425,527
Net Assets	100.0%	$2,286,352,818

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	20,379,539	49,880,367	59,973,316	10,286,590
			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 10,286,590	$ 12,696

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings Unaudited	Value	Percent

United States	$1,044,681,539	46.0%
Japan	286,763,909	12.6
Germany	215,522,260	9.5
France	117,440,153	5.2
United Kingdom	116,994,436	5.1
Switzerland	104,239,757	4.6
India	77,756,289	3.4
Spain	76,277,038	3.4
Sweden	73,886,228	3.3
Netherlands	56,670,702	2.5
Italy	31,874,863	1.4
China	25,988,365	1.1
Brazil	17,457,516	0.8
Ireland	13,159,143	0.6
Denmark	8,263,079	0.4
Cayman Islands	2,952,014	0.1

Total	$2,269,927,291	100.0%

2      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$123,056,318	$ 186,432,449	$ —	$ 309,488,767
Consumer Staples	56,677,549	71,923,539	—	128,601,088
Energy	—	31,967,023	—	31,967,023
Financials	186,573,635	278,666,294	—	465,239,929
Health Care	278,972,059	84,920,476	—	363,892,535

4    OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Industrials	$108,733,110	$ 178,353,254	$ —	$287,086,364
Information Technology	368,180,324	203,958,052	—	572,138,376
Materials	—	19,644,566	—	19,644,566
Telecommunication Services	—	37,410,544	—	37,410,544
Preferred Stocks	1,017,261	43,154,248	—	44,171,509
Investment Company	10,286,590	—	—	10,286,590
Total Assets	$1,133,496,846	$ 1,136,430,445	$ —	$2,269,927,291

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil,

5    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,433,075,838

Gross unrealized appreciation	$1,044,088,917
Gross unrealized depreciation	(207,237,464)

Net unrealized appreciation	$836,851,453

6    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—96.9%
Consumer Discretionary—9.9%
Auto Components—0.9%
Delphi Automotive plc	88,540	$6,642,271
Lear Corp.	36,620	4,071,045
		10,713,316
Hotels, Restaurants & Leisure—1.8%
McDonald’s Corp.	169,900	21,353,032
Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	14,770	8,768,063
Media—3.1%
Comcast Corp., Cl. A	608,945	37,194,360
Specialty Retail—3.4%
AutoZone, Inc.[1]	17,960	14,308,552
CarMax, Inc.[1]	77,020	3,935,722
Home Depot, Inc. (The)	175,987	23,481,946
		41,726,220
Consumer Staples—11.5%
Beverages—2.6%
PepsiCo, Inc.	311,680	31,940,966
Food Products—5.5%
Kraft Heinz Co. (The)	431,880	33,928,493
Mondelez International, Inc., Cl. A	804,570	32,279,348
		66,207,841
Household Products—0.1%
Henkel AG & Co. KGaA	17,488	1,718,445
Tobacco—3.3%
Philip Morris International, Inc.	403,019	39,540,194
Energy—6.6%
Oil, Gas & Consumable Fuels—6.6%
Chevron Corp.	308,670	29,447,118
HollyFrontier Corp.	185,372	6,547,339
Magellan Midstream Partners LP2	180,615	12,426,312
Noble Energy, Inc.	377,259	11,849,705
Suncor Energy, Inc.	677,700	18,846,837
		79,117,311
Financials—17.9%
Capital Markets—1.8%
Bank of New York Mellon Corp. (The)	575,030	21,178,355
Commercial Banks—3.8%
Citigroup, Inc.	680,248	28,400,354
M&T Bank Corp.	91,160	10,118,760
SunTrust Banks, Inc.	201,580	7,273,007
		45,792,121
Consumer Finance—1.2%
Discover Financial Services	290,473	14,790,885
Diversified Financial Services—7.2%
Berkshire Hathaway, Inc., Cl. B1	235,340	33,390,039
CME Group, Inc., Cl. A	407,710	39,160,546
McGraw Hill Financial, Inc.	145,751	14,426,434
		86,977,019
Insurance—2.2%
Marsh & McLennan Cos., Inc.	193,130	11,740,373
Progressive Corp. (The)	415,990	14,617,888
		26,358,261
Real Estate Investment Trusts (REITs)—1.7%
Simon Property Group, Inc.	99,660	20,698,385
Health Care—13.4%
Health Care Equipment & Supplies—1.4%
Boston Scientific Corp.[1]	874,320	16,445,959

	Shares	Value
Health Care Providers & Services—5.0%
Express Scripts Holding Co.[1]	353,997	$24,316,054
McKesson Corp.	62,960	9,900,460
UnitedHealth Group, Inc.	204,510	26,361,339
		60,577,853
Pharmaceuticals—7.0%
Bristol-Myers Squibb Co.	343,810	21,962,583
Johnson & Johnson	291,930	31,586,826
Merck & Co., Inc.	345,110	18,259,770
Mylan NV1	290,820	13,479,507
		85,288,686
Industrials—13.4%
Aerospace & Defense—2.1%
Lockheed Martin Corp.	60,560	13,414,040
United Technologies Corp.	115,510	11,562,551
		24,976,591
Commercial Services & Supplies—2.6%
Republic Services, Inc., Cl. A	103,050	4,910,332
Tyco International plc	424,165	15,571,097
Waste Connections, Inc.	169,535	10,950,266
		31,431,695
Industrial Conglomerates—4.2%
General Electric Co.	1,611,930	51,243,255
Machinery—1.0%
Deere & Co.	160,610	12,365,364
Professional Services—1.5%
Nielsen Holdings plc	339,020	17,852,793
Road & Rail—2.0%
Canadian National Railway Co.	183,170	11,440,799
Canadian Pacific Railway Ltd.	93,380	12,390,592
		23,831,391
Information Technology—17.4%
Internet Software & Services—6.5%
Alphabet, Inc., Cl. C1	79,797	59,444,775
Facebook, Inc., Cl. A1	168,950	19,277,195
		78,721,970
IT Services—4.5%
Amdocs Ltd.	391,300	23,642,346
PayPal Holdings, Inc.[1]	486,820	18,791,252
Xerox Corp.	1,098,207	12,255,990
		54,689,588
Semiconductors & Semiconductor Equipment—0.7%
Applied Materials, Inc.	364,230	7,714,392
Technology Hardware, Storage & Peripherals—5.7%
Apple, Inc.	575,006	62,669,904
Western Digital Corp.	138,570	6,546,047
		69,215,951
Materials—1.8%
Chemicals—0.8%
PPG Industries, Inc.	82,600	9,209,074
Construction Materials—1.0%
Vulcan Materials Co.	121,090	12,783,471
Telecommunication Services—2.3%
Diversified Telecommunication Services—2.3%
Verizon Communications, Inc.	517,490	27,985,859
Utilities—2.7%
Electric Utilities—2.1%
OGE Energy Corp.	146,160	4,184,561
PG&E Corp.	357,690	21,361,247
		25,545,808

1      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Gas Utilities—0.6%
AmeriGas Partners LP2	172,645	$7,504,878
Total Common Stocks (Cost $897,759,407)		1,171,459,352
Investment Company—2.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[3],[4] (Cost $31,837,092)	31,837,092	31,837,092
Total Investments, at Value (Cost $929,596,499)	99.5%	1,203,296,444
Net Other Assets (Liabilities)	0.5	5,760,951
Net Assets	100.0%	$1,209,057,395

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	18,174,708	88,586,451	74,924,067	31,837,092

	Value			Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 31,837,092	$ 19,489

2      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc., (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$119,754,991	$—	$—	$119,754,991
Consumer Staples	137,689,001	1,718,445	—	139,407,446
Energy	79,117,311	—	—	79,117,311
Financials	215,795,026	—	—	215,795,026
Health Care	162,312,498	—	—	162,312,498
Industrials	161,701,089	—	—	161,701,089
Information Technology	210,341,901	—	—	210,341,901
Materials	21,992,545	—	—	21,992,545
Telecommunication Services	27,985,859	—	—	27,985,859
Utilities	33,050,686	—	—	33,050,686
Investment Company	31,837,092	—	—	31,837,092
Total Assets	$1,201,577,999	$1,718,445	$—	$1,203,296,444

4    OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$931,374,112

Gross unrealized appreciation	$288,897,923
Gross unrealized depreciation	(16,985,758)

Net unrealized appreciation	$271,912,165

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—97.5%
Consumer Discretionary—10.5%
Auto Components—1.7%
Dana Holding Corp.	626,413	$8,826,159
Visteon Corp.	98,510	7,840,411
		16,666,570
Hotels, Restaurants & Leisure—4.8%
International Speedway Corp., Cl. A	229,407	8,467,412
Popeyes Louisiana Kitchen, Inc.[1]	224,320	11,678,099
Sonic Corp.	338,260	11,893,222
Texas Roadhouse, Inc., Cl. A	345,030	15,036,408
		47,075,141
Media—0.5%
Madison Square Garden Co. (The), Cl. A1	32,510	5,408,364
Specialty Retail—3.5%
Burlington Stores, Inc.[1]	309,990	17,433,838
Rent-A-Center, Inc.	313,460	4,968,341
Sally Beauty Holdings, Inc.[1]	380,630	12,324,799
		34,726,978
Consumer Staples—4.0%
Food Products—2.2%
Pinnacle Foods, Inc.	489,770	21,882,924
Household Products—0.5%
Energizer Holdings, Inc.	130,420	5,283,314
Tobacco—1.3%
Universal Corp.	225,060	12,785,659
Energy—3.5%
Energy Equipment & Services—0.4%
RigNet, Inc.[1]	270,290	3,697,567
Oil, Gas & Consumable Fuels—3.1%
Cone Midstream Partners LP2	526,413	6,585,427
Range Resources Corp.	88,201	2,855,948
Renewable Energy Group, Inc.[1]	996,283	9,404,911
Western Refining, Inc.	319,318	9,288,961
WPX Energy, Inc.[1]	298,530	2,086,725
		30,221,972
Financials—22.6%
Capital Markets—1.3%
Evercore Partners, Inc., Cl. A	141,353	7,315,018
Stifel Financial Corp.[1]	190,640	5,642,944
		12,957,962
Commercial Banks—9.9%
BancorpSouth, Inc.	798,080	17,007,085
BankUnited, Inc.	576,065	19,839,679
FirstMerit Corp.	962,006	20,250,226
MB Financial, Inc.	578,720	18,779,464
Talmer Bancorp, Inc., Cl. A	328,580	5,944,012
Webster Financial Corp.	437,170	15,694,403
		97,514,869
Insurance—3.1%
Endurance Specialty Holdings Ltd.	184,240	12,038,241
James River Group Holdings Ltd.	305,760	9,863,818
Old Republic International Corp.	464,700	8,494,716
		30,396,775
Real Estate Investment Trusts (REITs)—7.3%
Brandywine Realty Trust	718,700	10,083,361
Chatham Lodging Trust	609,936	13,070,929
DiamondRock Hospitality Co.	1,245,140	12,600,817
DuPont Fabros Technology, Inc.	242,610	9,832,983
Four Corners Property Trust, Inc.	537,900	9,655,305
National Storage Affiliates Trust	576,426	12,220,231

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Seritage Growth Properties	96,320	$4,813,110
		72,276,736
Thrifts & Mortgage Finance—1.0%
Oritani Financial Corp.	600,410	10,188,958
Health Care—12.5%
Biotechnology—2.0%
ACADIA Pharmaceuticals, Inc.[1]	213,970	5,982,601
Anacor Pharmaceuticals, Inc.[1]	43,910	2,346,990
Axovant Sciences Ltd.[1]	127,900	1,468,292
Sage Therapeutics, Inc.[1]	76,840	2,463,490
Santhera Pharmaceutical Holding AG1	35,028	2,548,363
Ultragenyx Pharmaceutical, Inc.[1]	74,610	4,723,559
		19,533,295
Health Care Equipment & Supplies—1.3%
NxStage Medical, Inc.[1]	404,930	6,069,901
Spectranetics Corp. (The)[1]	464,530	6,744,975
		12,814,876
Health Care Providers & Services—5.4%
Acadia Healthcare Co., Inc.[1]	175,710	9,683,378
Addus HomeCare Corp.[1]	103,910	1,786,213
Diplomat Pharmacy, Inc.[1]	202,160	5,539,184
HealthSouth Corp.	349,410	13,148,298
WellCare Health Plans, Inc.[1]	246,751	22,886,155
		53,043,228
Life Sciences Tools & Services—0.8%
VWR Corp.[1]	308,160	8,338,810
Pharmaceuticals—3.0%
Akorn, Inc.[1]	134,170	3,157,020
Impax Laboratories, Inc.[1]	122,550	3,924,051
Prestige Brands Holdings, Inc.[1]	379,776	20,276,241
TherapeuticsMD, Inc.[1]	295,360	1,890,304
		29,247,616
Industrials—18.6%
Aerospace & Defense—2.0%
AAR Corp.	287,375	6,687,216
Curtiss-Wright Corp.	105,530	7,985,455
Hexcel Corp.	113,710	4,970,264
		19,642,935
Airlines—1.1%
Spirit Airlines, Inc.[1]	220,390	10,574,312
Building Products—1.3%
Masonite International Corp.[1]	204,620	13,402,610
Commercial Services & Supplies—6.3%
ABM Industries, Inc.	359,920	11,629,015
ACCO Brands Corp.[1]	1,085,927	9,751,625
KAR Auction Services, Inc.	459,030	17,507,404
Matthews International Corp., Cl. A	172,920	8,900,193
Pitney Bowes, Inc.	465,910	10,035,701
Progressive Waste Solutions Ltd.	156,280	4,849,368
		62,673,306
Construction & Engineering—1.8%
AECOM[1]	356,663	10,981,654
Dycom Industries, Inc.[1]	98,690	6,382,282
		17,363,936
Electrical Equipment—0.9%
Generac Holdings, Inc.[1]	252,190	9,391,556
Professional Services—3.1%
Korn/Ferry International	635,731	17,984,830
On Assignment, Inc.[1]	343,760	12,691,619
		30,676,449

1      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail—1.4%
Saia, Inc.[1]	179,880	$5,063,622
Swift Transportation Co., Cl. A1	449,104	8,366,807
		13,430,429
Transportation Infrastructure—0.7%
Wesco Aircraft Holdings, Inc.[1]	481,450	6,928,065
Information Technology—18.0%
Electronic Equipment, Instruments, & Components—1.6%
SYNNEX Corp.	169,940	15,734,745
Internet Software & Services—1.8%
j2 Global, Inc.	286,593	17,648,397
IT Services—4.2%
Black Knight Financial Services, Inc., Cl. A1	319,812	9,923,767
Booz Allen Hamilton Holding Corp., Cl. A	454,140	13,751,359
CACI International, Inc., Cl. A1	164,600	17,562,820
		41,237,946
Semiconductors & Semiconductor Equipment—3.6%
Cavium, Inc.[1]	165,700	10,134,212
Cypress Semiconductor Corp.	765,301	6,627,507
MKS Instruments, Inc.	490,300	18,459,795
		35,221,514
Software—6.8%
FleetMatics Group plc[1]	203,300	8,276,343
Fortinet, Inc.[1]	303,321	9,290,722
Guidewire Software, Inc.[1]	227,830	12,412,179
Imperva, Inc.[1]	213,080	10,760,540

	Shares	Value
Software (Continued)
Paylocity Holding Corp.[1]	308,810	$10,110,439
Proofpoint, Inc.[1]	183,210	9,853,034
Zynga, Inc., Cl. A1	2,988,910	6,814,715
		67,517,972
Materials—4.6%
Construction Materials—0.5%
Summit Materials, Inc., Cl. A1	235,854	4,587,360
Metals & Mining—1.7%
Kaiser Aluminum Corp.	196,570	16,618,028
Paper & Forest Products—2.4%
Boise Cascade Co.[1]	514,240	10,655,053
PH Glatfelter Co.	655,590	13,590,380
		24,245,433
Utilities—3.2%
Electric Utilities—2.0%
ALLETE, Inc.	175,260	9,826,828
Portland General Electric Co.	244,210	9,643,853
		19,470,681
Gas Utilities—1.2%
Suburban Propane Partners LP2	406,145	12,139,674
Total Common Stocks (Cost $816,192,185)		962,566,962
Investment Company—2.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[3,4] (Cost $25,936,039)	25,936,039	25,936,039
Total Investments, at Value (Cost $842,128,224)	100.1%	988,503,001
Net Other Assets (Liabilities)	(0.1)	(1,411,918)
Net Assets	100.0%	$987,091,083

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	14,384,001	107,913,633	96,361,595	25,936,039
			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$25,936,039	$21,349

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$103,877,053	$—	$—	$103,877,053
Consumer Staples	39,951,897	—	—	39,951,897
Energy	33,919,539	—	—	33,919,539
Financials	223,335,300	—	—	223,335,300
Health Care	120,429,462	2,548,363	—	122,977,825

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Industrials	$184,083,598	$—	$—	$184,083,598
Information Technology	177,360,574	—	—	177,360,574
Materials	45,450,821	—	—	45,450,821
Utilities	31,610,355	—	—	31,610,355
Investment Company	25,936,039	—	—	25,936,039
Total Assets	$985,954,638	$2,548,363	$—	$988,503,001

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$844,715,008

Gross unrealized appreciation	$185,540,197
Gross unrealized depreciation	(41,752,204)

Net unrealized appreciation	$143,787,993

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—20.6%
Yankee Certificates of Deposit—20.6%
Bank of Montreal, Chicago, 0.30%	4/7/16	4/7/16	$100,000,000	$100,000,000
DZ Bank, New York, 0.32%	4/7/16	4/7/16	125,000,000	125,000,000
Mitsubishi UFJ TR & BK NY:
0.50%[1]	4/1/16	4/1/16	2,600,000	2,600,000
0.50%[1]	4/1/16	4/1/16	5,000,000	5,000,000
Skandinaaviska Enskilda Banken, Grand Cayman, 0.25%	4/1/16	4/1/16	100,000,000	100,000,000
Svenska Handelsbanken, Grand Cayman, 0.23%	4/1/16	4/1/16	126,000,000	126,000,000
Swedbank AB, New York, 0.36%	4/5/16	4/5/16	76,000,000	76,000,000
Total Certificates of Deposit (Cost $534,600,000)				534,600,000
Direct Bank Obligations—13.5%
Bank of Tokyo-Mistsubishi UFJ NY, 0.37%[1]	4/4/16	4/4/16	70,000,000	69,997,842
BNP Paribas, New York:
0.24%	4/1/16	4/1/16	77,000,000	77,000,000
0.355%	4/4/16	4/4/16	50,000,000	49,998,521
Credit Agricole Corporate & Investment Bank, New York Branch:
0.27%	4/1/16	4/1/16	34,000,000	34,000,000
0.35%	4/6/16	4/6/16	93,000,000	92,995,479
Danske Corp., 0.50%[2]	4/6/16	4/6/16	25,000,000	24,998,264
Total Direct Bank Obligations (Cost $348,990,106)				348,990,106
Short-Term Notes/Commercial Paper—19.7%
Commercial Finance—0.6%
Caterpillar Financial Services Corp., 0.43%	4/4/16	4/4/16	16,424,000	16,423,411
Municipal—0.4%
MI Finance Authority School Loan Revolving Fund Revenue Bonds, Series 2010B, 0.42%[3]	4/7/16	4/7/16	7,000,000	7,000,000
NJ Health Care Facilities Financing Authority, Saint Barnabas Corp., Series 2011C, 0.38%[3]	4/7/16	4/7/16	3,270,000	3,270,000
St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.43%[3]	4/7/16	4/7/16	900,000	900,000
				11,170,000
Oil, Gas & Consumable Fuels—1.2%
ExxonMobil Corp., 0.30%	4/1/16	4/1/16	30,000,000	30,000,000
Personal Products—1.9%
Reckitt Benckiser Treasury Services plc, 0.30%[2]	4/1/16	4/1/16	50,000,000	50,000,000
Receivables Finance—10.7%
Barton Capital SA, 0.331%[2]	4/1/16	4/1/16	78,300,000	78,300,000
Chariot Funding LLC, 0.32%[2]	4/1/16	4/1/16	78,300,000	78,300,000
Jupiter Securitization Co. LLC, 0.32%[2]	4/1/16	4/1/16	57,358,000	57,358,000
Manhattan Asset Funding Co., 0.47%[2]	4/5/16	4/5/16	1,293,000	1,292,932
Sheffield Receivables Corp., 0.50%[2]	4/15/16	4/15/16	21,500,000	21,495,820
Starbird Funding Corp., 0.35%[2]	4/1/16	4/1/16	3,300,000	3,300,000
Victory Receivales Corp., 0.39%[2]	4/5/16	4/5/16	40,000,000	39,998,267
				280,045,019
Special Purpose Financial—4.9%
Anglesea Funding LLC, 0.358%	4/1/16	4/1/16	85,000,000	85,000,000
Concord Minutemen Cap. Co. LLC, 0.43%	4/4/16	4/4/16	2,200,000	2,199,921
Ridgefield Funding Co. LLC, 0.38%	4/1/16	4/1/16	39,000,000	39,000,000
				126,199,921
Total Short-Term Notes/Commercial Paper (Cost $513,838,351)				513,838,351
U.S. Government Agencies—34.2%
Fannie Mae:
0.15%	4/14/16	4/14/16	56,800,000	56,796,923
0.37%	6/27/16	6/27/16	25,000,000	24,977,646
Federal Home Loan Bank:
0.08%	4/1/16	4/1/16	78,000,000	78,000,000
0.09%	4/8/16	4/8/16	259,000,000	258,995,467
0.10%	4/4/16	4/4/16	31,600,000	31,599,737
0.16%	4/26/16	4/26/16	76,018,000	76,009,553
0.285%	5/2/16	5/2/16	20,000,000	19,995,092
0.305%	5/20/16	5/20/16	30,000,000	29,987,546
0.305%	5/25/16	5/25/16	10,500,000	10,495,196
0.355%	6/24/16	6/24/16	45,000,000	44,962,783
0.36%	6/22/16	6/22/16	20,000,000	19,983,600

1      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Bank: (Continued)
0.365%	6/27/16	6/27/16	$20,000,000	$19,982,358
0.366%	6/17/16	6/17/16	20,000,000	19,984,343
0.378%	5/27/16	5/27/16	28,500,000	28,483,270
0.385%	6/10/16	6/10/16	20,000,000	19,985,028
0.386%	6/9/16	6/9/16	30,000,000	29,977,815
0.39%	6/20/16	6/20/16	35,000,000	34,969,667
0.395%	6/1/16	6/1/16	28,000,000	27,981,300
0.395%	6/15/16	6/15/16	13,665,000	13,653,755
0.397%	6/3/16	6/3/16	17,000,000	16,988,189
Freddie Mac, 0.391%	6/28/16	6/28/16	25,000,000	24,976,167
Total U.S. Government Agencies (Cost $888,785,435)				888,785,435
			Shares
Investment Company—4.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[4,5] (Cost $128,065,684)			128,065,684	128,065,684
Total Investments, at Value (Cost $2,414,279,576)			92.9%	2,414,279,576
Net Other Assets (Liabilities)			7.1	184,547,907
Net Assets			100.0%	$2,598,827,483

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $77,597,842 or 2.99% of the Fund’s net assets at period end.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $355,043,283 or 13.66% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents the current interest rate for a variable or increasing rate security.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	131,359,385	16,600,299	19,894,000	128,065,684

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 128,065,684	$ 142,959

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), formerly Oppenheimer Money Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publically offered and reported on an exchange as Level 1, and those Underlying Funds which are not publically offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$534,600,000	$—	$534,600,000
Direct Bank Obligations	—	348,990,106	—	348,990,106
Short-Term Notes/Commercial Paper	—	513,838,351	—	513,838,351
U.S. Government Agencies	—	888,785,435	—	888,785,435
Investment Company	128,065,684	—	—	128,065,684

Total Assets	$128,065,684	$2,286,213,892	$—	$2,414,279,576

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

4    OPPENHEIMER GOVERNMENT MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

		Principal Amount	Value
Asset-Backed Securities—7.5%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]		$1,520,000	$1,531,540
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]		1,375,000	1,400,748
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]		2,107,303	2,107,501
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]		720,000	721,075
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]		655,000	652,332
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]		205,000	203,199
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]		665,000	657,126
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]		625,000	615,798
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]		525,000	521,521
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20		130,000	130,364
Series 2014-3, Cl. A, 1.49%, 4/15/20		165,000	166,010
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]		470,000	474,179
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]		360,000	365,269
Series 2012-4, Cl. D, 2.68%, 10/9/18		315,000	316,656
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]		1,290,000	1,299,420
Series 2013-3, Cl. D, 3.00%, 7/8/19		440,000	446,907
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]		455,000	461,612
Series 2013-4, Cl. D, 3.31%, 10/8/19		1,955,000	1,993,661
Series 2013-5, Cl. D, 2.86%, 12/9/19		860,000	866,675
Series 2014-1, Cl. C, 2.15%, 3/9/20		655,000	657,429
Series 2014-1, Cl. E, 3.58%, 8/9/21		550,000	552,670
Series 2014-2, Cl. C, 2.18%, 6/8/20		990,000	997,014
Series 2014-2, Cl. E, 3.37%, 11/8/21		485,000	484,856
Series 2014-3, Cl. D, 3.13%, 10/8/20		1,395,000	1,404,462
Series 2014-4, Cl. D, 3.07%, 11/9/20		305,000	305,793
Series 2015-1, Cl. C, 2.51%, 1/8/21		845,000	850,439
Series 2015-2, Cl. C, 2.40%, 1/8/21		235,000	235,362
Series 2015-2, Cl. D, 3.00%, 6/8/21		290,000	287,555
Series 2015-3, Cl. D, 3.34%, 8/8/21		305,000	306,458
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[2]	EUR	927,494	1,012,488
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20		365,000	370,838
Series 2014-2, Cl. C, 3.29%, 3/15/21		130,000	127,910
Series 2014-4, Cl. C, 3.56%, 9/15/21		145,000	142,703
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000	273,719
Series 2013-4, Cl. D, 3.22%, 5/20/19		170,000	171,154
Series 2014-1, Cl. D, 3.39%, 7/22/19		685,000	691,489
Series 2014-3, Cl. D, 3.14%, 2/20/20		255,000	252,389
Series 2015-4, Cl. D, 3.62%, 5/20/21		470,000	465,292
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20		965,000	967,277
Series 2014-A5, Cl. A5, 1.48%, 7/15/20		1,070,000	1,076,084
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]		129,546	130,144
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]		2,566,621	2,555,039
CarMax Auto Owner Trust:
Series 2012-2, Cl. D, 3.02%, 12/17/18		1,615,000	1,621,213
Series 2014-2, Cl. D, 2.58%, 11/16/20		450,000	450,874
Series 2015-2, Cl. D, 3.04%, 11/15/21		175,000	176,007
Series 2015-3, Cl. D, 3.27%, 3/15/22		305,000	309,049
Series 2016-1, Cl. D, 3.11%, 8/15/22		465,000	468,356
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19		165,000	171,040
Series 2014-A1, Cl. A1, 1.15%, 1/15/19		1,515,000	1,517,840
Series 2014-A6, Cl. A6, 1.26%, 7/15/19		935,000	937,559
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Cl. B, 1.78%, 6/17/19[1]		1,185,000	1,184,365
Series 2013-BA, Cl. C, 2.24%, 9/16/19[1]		1,065,000	1,064,741
Series 2014-AA, Cl. B, 1.76%, 8/15/19[1]		1,305,000	1,305,437
Series 2014-AA, Cl. C, 2.28%, 11/15/19[1]		1,430,000	1,416,033
CPS Auto Receivables Trust, Series 2014- C, Cl. A, 1.31%, 2/15/19[1]		207,403	206,308

	Principal Amount	Value
Asset-Backed Securities (Continued)
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	$41,887	$41,822
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	765,000	760,754
Series 2015-2A, Cl. B, 3.04%, 8/15/23[1]	555,000	557,356
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	276,852	264,488
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	1,470,000	1,476,375
Drive Auto Receivables Trust:
Series 2015-AA, Cl. B, 2.28%, 6/17/19[1]	955,000	956,600
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]	1,710,000	1,706,557
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	2,370,000	2,353,282
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	985,000	970,308
Series 2015-CA, Cl. B, 2.23%, 9/16/19[1]	1,240,000	1,239,335
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,715,000	1,697,129
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,445,000	1,439,362
DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,307,148	1,314,845
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,935,000	2,977,298
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,215,000	1,223,817
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,505,000	2,509,698
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,425,000	2,413,450
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	305,000	303,226
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	1,420,000	1,400,934
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	625,000	616,794
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	2,530,000	2,505,855
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	625,000	626,855
Element Rail Leasing I LLC, Series 2014- 1A, Cl. A1, 2.299%, 4/19/44[1]	292,638	283,823
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	500,000	502,543
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	370,000	369,834
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	860,000	860,409
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	24,806	24,763
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	177,783
First Investors Auto Owner Trust:
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	265,000	265,313
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,085,000	1,071,675
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	210,000	208,550
Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	210,411	209,591
Series 2015-3, Cl. A, 2.38%, 10/15/20[1]	3,282,319	3,275,195
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	415,000	408,684
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	126,889	126,784
ICE EM CLO:
Series 2007-1A, Cl. B, 2.558%, 8/15/22[1,2]	7,870,000	7,448,270
Series 2007-1A, Cl. C, 3.858%, 8/15/22[1,2]	5,270,000	4,818,472
Series 2007-1A, Cl. D, 5.858%, 8/15/22[1,2]	4,730,018	4,068,345
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.733%, 10/25/19[1,2]	180,000	179,051
Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	2,430,000	2,441,685
Series 2013-1, Cl. D, 2.27%, 1/15/19	2,800,000	2,798,310
Series 2013-3, Cl. D, 2.42%, 4/15/19	230,000	230,103
Series 2013-4, Cl. D, 3.92%, 1/15/20	740,000	759,128
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	540,548
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,200,000	1,211,102
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	705,000	718,728
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	413,735
Series 2014-1, Cl. D, 2.91%, 4/15/20	800,000	800,652
Series 2014-2, Cl. C, 2.33%, 11/15/19	3,475,000	3,492,596

1 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2014-2, Cl. D, 2.76%, 2/18/20		$1,120,000	$1,126,935
Series 2014-3, Cl. B, 1.45%, 5/15/19		3,615,000	3,611,899
Series 2014-3, Cl. D, 2.65%, 8/17/20		1,335,000	1,331,575
Series 2014-4, Cl. B, 1.82%, 5/15/19		1,675,000	1,676,707
Series 2014-4, Cl. C, 2.60%, 11/16/20		1,265,000	1,273,299
Series 2014-4, Cl. D, 3.10%, 11/16/20		965,000	972,837
Series 2014-5, Cl. D, 3.21%, 1/15/21		630,000	634,148
Series 2015-1, Cl. C, 2.57%, 4/15/21		1,640,000	1,645,578
Series 2015-1, Cl. D, 3.24%, 4/15/21		1,495,000	1,507,600
Series 2015-2, Cl. D, 3.02%, 4/15/21		585,000	584,289
Series 2015-3, Cl. D, 3.49%, 5/17/21		580,000	577,500
Series 2015-4, Cl. D, 3.53%, 8/16/21		450,000	451,504
Series 2015-5, Cl. C, 2.74%, 12/15/21		365,000	365,448
Series 2015-5, Cl. D, 3.65%, 12/15/21		915,000	925,767
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]		124,505	124,573
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]		905,000	868,450
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		285,000	274,814
TDA IBERCAJA Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.10%, 11/25/51[2]	EUR	543,966	578,188
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]		127,204	126,264
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]		385,000	374,716
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]		1,095,000	1,083,108
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]		245,000	239,357
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]		2,720,000	2,688,319
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]		365,000	360,478
Series 2016-1A, Cl. B, 2.68%, 9/15/21[1]		500,000	504,776
Total Asset-Backed Securities (Cost $132,345,976)			131,048,920

Mortgage-Backed Obligations—16.9%
Government Agency—7.9%
FHLMC/FNMA/FHLB/Sponsored—5.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		378,860	421,728
5.50%, 9/1/39		488,379	544,541
6.00%, 5/1/18-11/1/21		94,983	106,345
6.50%, 3/1/18-8/1/32		417,671	480,637
7.00%, 10/1/31-10/1/37		88,475	100,523
7.50%, 1/1/32		313,925	384,509
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 5.593%, 2/1/28[3]		7,951	1,467
Series 205,Cl. IO, 11.883%, 9/1/29[3]		47,323	8,697
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]		100,668	18,496
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K042,Cl. A2, 2.67%, 12/25/24		710,000	733,244
Series K046,Cl. A2, 3.205%, 3/25/25		195,000	209,293
Series K047,Cl. A2, 3.229%, 5/25/25		1,720,000	1,862,206
Series K048,Cl. A2, 3.284%, 6/25/25[2]		1,900,000	2,051,867
Series K049,Cl. A2, 3.01%, 7/25/25		870,000	918,685
Series K050,Cl. A2, 3.334%, 8/25/25[2]		865,000	936,508
Series K052,Cl. A2, 3.151%, 11/25/25		1,450,000	1,545,513
Series K053,Cl. A2, 2.995%, 12/25/25		1,815,000	1,911,520
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		331,739	366,938
Series 151,Cl. F, 9.00%, 5/15/21		5,288	5,813
Series 1674,Cl. Z, 6.75%, 2/15/24		175,674	194,115
Series 1897,Cl. K, 7.00%, 9/15/26		591,823	665,611
Series 2043,Cl. ZP, 6.50%, 4/15/28		230,389	257,329
Series 2106,Cl. FG, 0.886%, 12/15/28[2]		405,003	409,532
Series 2122,Cl. F, 0.886%, 2/15/29[2]		10,561	10,678
Series 2148,Cl. ZA, 6.00%, 4/15/29		243,863	279,935

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2195,Cl. LH, 6.50%, 10/15/29	$159,249	$181,812
Series 2326,Cl. ZP, 6.50%, 6/15/31	22,796	25,597
Series 2344,Cl. FP, 1.386%, 8/15/31[2]	100,550	103,283
Series 2368,Cl. PR, 6.50%, 10/15/31	76,590	85,983
Series 2412,Cl. GF, 1.386%, 2/15/32[2]	157,451	161,728
Series 2449,Cl. FL, 0.986%, 1/15/32[2]	123,643	125,413
Series 2451,Cl. FD, 1.436%, 3/15/32[2]	59,237	60,959
Series 2453,Cl. BD, 6.00%, 5/15/17	6,557	6,716
Series 2461,Cl. PZ, 6.50%, 6/15/32	289,999	339,379
Series 2464,Cl. FI, 1.436%, 2/15/32[2]	53,009	54,255
Series 2470,Cl. AF, 1.436%, 3/15/32[2]	101,636	104,591
Series 2470,Cl. LF, 1.436%, 2/15/32[2]	54,247	55,522
Series 2477,Cl. FZ, 0.986%, 6/15/31[2]	219,372	222,515
Series 2517,Cl. GF, 1.436%, 2/15/32[2]	47,165	48,274
Series 2635,Cl. AG, 3.50%, 5/15/32	69,831	73,704
Series 2668,Cl. AZ, 4.00%, 9/15/18	22,883	23,438
Series 2676,Cl. KY, 5.00%, 9/15/23	866,965	934,970
Series 2707,Cl. QE, 4.50%, 11/15/18	92,752	95,811
Series 2770,Cl. TW, 4.50%, 3/15/19	13,158	13,686
Series 3025,Cl. SJ, 23.151%, 8/15/35[2]	136,578	216,862
Series 3741,Cl. PA, 2.15%, 2/15/35	542,141	547,829
Series 3815,Cl. BD, 3.00%, 10/15/20	13,875	14,112
Series 3840,Cl. CA, 2.00%, 9/15/18	10,491	10,574
Series 3848,Cl. WL, 4.00%, 4/15/40	256,828	270,166
Series 3857,Cl. GL, 3.00%, 5/15/40	10,715	11,164
Series 3917,Cl. BA, 4.00%, 6/15/38	151,514	159,438
Series 4221,Cl. HJ, 1.50%, 7/15/23	311,731	314,783
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 45.998%, 7/17/28[3]	12,418	2,359
Series 2079,Cl. S, 0.00%, 7/17/28[3,4]	22,024	4,436
Series 2136,Cl. SG, 62.196%, 3/15/29[3]	577,109	129,663
Series 2399,Cl. SG, 52.233%, 12/15/26[3]	324,391	70,602
Series 2437,Cl. SB, 64.882%, 4/15/32[3]	1,063,885	269,892
Series 2526,Cl. SE, 24.342%, 6/15/29[3]	20,981	4,798
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	216,615	54,179
Series 2795,Cl. SH, 5.966%, 3/15/24[3]	446,724	58,009
Series 2920,Cl. S, 45.565%, 1/15/35[3]	227,140	43,612
Series 2922,Cl. SE, 4.813%, 2/15/35[3]	38,090	7,104
Series 2981,Cl. AS, 0.00%, 5/15/35[3,4]	362,030	74,195
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	429,171	92,102
Series 3201,Cl. SG, 2.578%, 8/15/36[3]	190,937	37,611
Series 3397,Cl. GS, 12.581%, 12/15/37[3]	149,893	28,158
Series 3424,Cl. EI, 3.953%, 4/15/38[3]	65,967	8,005
Series 3450,Cl. BI, 6.967%, 5/15/38[3]	254,349	44,058
Series 3606,Cl. SN, 0.084%, 12/15/39[3]	76,352	15,037
Series 3659,Cl. IE, 0.00%, 3/15/19[3,4]	247,107	11,880
Series 3685,Cl. EI, 0.00%, 3/15/19[3,4]	148,509	5,098
Federal National Mortgage Assn.:
3.00%, 4/1/31[5]	12,770,000	13,341,408
3.50%, 4/1/46[5]	20,265,000	21,254,107
4.00%, 4/1/46[5]	13,000,000	13,894,825
5.00%, 4/1/46[5]	5,190,000	5,743,428
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	457,200	483,108
5.00%, 2/1/18-7/1/33	1,015,905	1,082,008
5.50%, 4/1/21-5/1/36	259,157	290,729
6.00%, 10/1/16-1/1/19	25,720	26,111
6.50%, 4/1/17-1/1/34	690,427	798,139
7.00%, 11/1/17-6/1/34	836,196	998,302
7.50%, 2/1/27-3/1/33	1,069,379	1,312,507
8.50%, 7/1/32	1,546	1,692
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.827%, 4/25/25[2]	825,000	858,413
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[2]	580,000	606,091

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 35.505%, 3/25/23[3]	$125,309	$21,433
Series 221,Cl. 2, 38.935%, 5/25/23[3]	15,064	2,900
Series 254,Cl. 2, 29.374%, 1/25/24[3]	256,748	47,154
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	48,711	9,035
Series 313,Cl. 2, 3.736%, 6/25/31[3]	490,780	107,915
Series 319,Cl. 2, 0.004%, 2/25/32[3]	223,318	44,704
Series 321,Cl. 2, 4.197%, 4/25/32[3]	65,344	11,987
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	69,161	12,701
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	137,650	22,800
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	261,630	51,891
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	1,079,560	231,849
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	210,171	48,492
Series 339,Cl. 15, 4.404%, 10/25/33[3]	639,032	141,354
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	188,715	37,588
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	121,863	22,384
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	212,323	39,250
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	153,685	29,135
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	75,272	14,560
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	100,061	20,795
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	137,936	160,084
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	125,085	143,316
Series 2002-12,Cl. PG, 6.00%, 3/25/17	14,581	14,853
Series 2002-29,Cl. F, 1.433%, 4/25/32[2]	57,491	58,882
Series 2002-64,Cl. FJ, 1.433%, 4/25/32[2]	17,703	18,132
Series 2002-68,Cl. FH, 0.94%, 10/18/32[2]	40,231	40,767
Series 2002-84,Cl. FB, 1.433%, 12/25/32[2]	256,647	262,657
Series 2002-9,Cl. PC, 6.00%, 3/25/17	13,820	14,102
Series 2002-9,Cl. PR, 6.00%, 3/25/17	16,923	17,253
Series 2002-90,Cl. FH, 0.933%, 9/25/32[2]	143,594	145,312
Series 2003-100,Cl. PA, 5.00%, 10/25/18	150,883	156,039
Series 2003-11,Cl. FA, 1.433%, 9/25/32[2]	256,653	262,663
Series 2003-112,Cl. AN, 4.00%, 11/25/18	50,904	52,048
Series 2003-116,Cl. FA, 0.833%, 11/25/33[2]	26,057	26,233
Series 2003-84,Cl. GE, 4.50%, 9/25/18	21,163	21,886
Series 2004-101,Cl. BG, 5.00%, 1/25/20	66,206	66,908
Series 2004-25,Cl. PC, 5.50%, 1/25/34	50,436	52,615
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,130,173	1,229,426
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	668,100
Series 2005-71,Cl. DB, 4.50%, 8/25/25	161,660	172,213
Series 2006-11,Cl. PS, 22.979%, 3/25/36[2]	114,162	183,199
Series 2006-46,Cl. SW, 22.612%, 6/25/36[2]	188,879	267,137
Series 2008-75,Cl. DB, 4.50%, 9/25/23	72,351	74,395
Series 2009-113,Cl. DB, 3.00%, 12/25/20	216,101	219,952
Series 2009-36,Cl. FA, 1.373%, 6/25/37[2]	59,347	60,870
Series 2009-70,Cl. TL, 4.00%, 8/25/19	254,234	259,280
Series 2010-43,Cl. KG, 3.00%, 1/25/21	109,496	111,870
Series 2011-122,Cl. EC, 1.50%, 1/25/20	133,144	133,568
Series 2011-15,Cl. DA, 4.00%, 3/25/41	123,501	130,238
Series 2011-3,Cl. EL, 3.00%, 5/25/20	355,319	361,572
Series 2011-3,Cl. KA, 5.00%, 4/25/40	253,235	277,831
Series 2011-38,Cl. AH, 2.75%, 5/25/20	11,184	11,350
Series 2011-6,Cl. BA, 2.75%, 6/25/20	150,457	152,422
Series 2011-69,Cl. EA, 3.00%, 11/25/29	98,460	99,484

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates: (Continued)
Series 2011-82,Cl. AD, 4.00%, 8/25/26	$217,560	$223,546
Series 2012-20,Cl. FD, 0.833%, 3/25/42[2]	362,633	364,482
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.519%, 11/18/31[3]	65,595	14,595
Series 2001-63,Cl. SD, 25.148%, 12/18/31[3]	17,538	3,617
Series 2001-68,Cl. SC, 17.03%, 11/25/31[3]	11,588	2,466
Series 2001-81,Cl. S, 18.835%, 1/25/32[3]	14,579	3,432
Series 2002-28,Cl. SA, 28.825%, 4/25/32[3]	9,935	2,268
Series 2002-38,Cl. SO, 39.994%, 4/25/32[3]	63,496	12,777
Series 2002-48,Cl. S, 24.731%, 7/25/32[3]	15,693	3,648
Series 2002-52,Cl. SL, 27.459%, 9/25/32[3]	9,983	2,298
Series 2002-56,Cl. SN, 26.23%, 7/25/32[3]	21,564	4,934
Series 2002-77,Cl. IS, 36.366%, 12/18/32[3]	108,178	24,848
Series 2002-77,Cl. SH, 28.734%, 12/18/32[3]	21,500	4,698
Series 2002-9,Cl. MS, 21.336%, 3/25/32[3]	18,665	4,346
Series 2003-13,Cl. IO, 7.591%, 3/25/33[3]	198,294	32,218
Series 2003-26,Cl. DI, 9.193%, 4/25/33[3]	155,256	37,468
Series 2003-33,Cl. SP, 23.749%, 5/25/33[3]	115,979	25,837
Series 2003-38,Cl. SA, 0.00%, 3/25/23[3,4]	49,334	1,556
Series 2003-4,Cl. S, 25.435%, 2/25/33[3]	33,078	8,271
Series 2004-56,Cl. SE, 9.662%, 10/25/33[3]	537,284	116,083
Series 2005-12,Cl. SC, 6.723%, 3/25/35[3]	18,173	3,618
Series 2005-14,Cl. SE, 30.983%, 3/25/35[3]	663,575	109,576
Series 2005-40,Cl. SA, 42.067%, 5/25/35[3]	559,749	104,570
Series 2005-40,Cl. SB, 55.096%, 5/25/35[3]	883,628	156,537
Series 2005-52,Cl. JH, 2.678%, 5/25/35[3]	342,409	64,837
Series 2005-63,Cl. SA, 41.528%, 10/25/31[3]	30,919	6,530
Series 2006-90,Cl. SX, 99.999%, 9/25/36[3]	596,890	110,863
Series 2007-88,Cl. XI, 26.306%, 6/25/37[3]	692,538	126,453
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	57,719	7,435
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	46,388	1,897
Series 2010-95,Cl. DI, 0.00%, 11/25/20[3,4]	346,161	17,470
Series 2011-96,Cl. SA, 4.432%, 10/25/41[3]	177,607	32,328
Series 2012-134,Cl. SA, 8.796%, 12/25/42[3]	688,075	172,075
Series 2012-40,Cl. PI, 0.00%, 4/25/41[3,4]	1,263,822	162,324
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	1
		89,154,446

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed—2.8%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	$63,796	$70,340
7.50%, 2/15/27	4,707	4,852
8.00%, 5/15/26	9,745	9,870
Government National Mortgage Assn. II Pool:
2.00%, 11/20/25[2]	2,979	3,076
3.50%, 4/1/46[5]	38,420,000	40,620,146
4.00%, 4/1/46[5]	6,560,000	7,014,845
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 15.024%, 4/16/37[3]	291,961	62,759
Series 2011-52,Cl. HS, 4.685%, 4/16/41[3]	496,512	96,744
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, 8%, 2/16/30	1,016,050	1,182,473
		49,065,105
Non-Agency—9.0%
Commercial—7.4%
Banc of America Funding Trust: Series 2006-G,Cl. 2A4, 0.722%, 7/20/36[2]	1,004,137	932,688
Series 2014-R7,Cl. 3A1, 2.837%, 3/26/36[1,2]	121,734	122,090
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.43%, 9/26/35[1,2]	161,728	161,960
Series 2012-RR2,Cl. 6A3, 2.853%, 9/26/35[1,2]	245,345	243,799
Series 2012-RR6,Cl. RR6, 2.404%, 11/26/36[1]	256,924	254,152
Series 2013-RR2,Cl. 5A2, 3.034%, 3/26/36[1,2]	7,315,167	6,317,491
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.656%, 1/25/36[2]	20,223	18,827
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,019,470	991,442
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[1,2]	245,000	224,791
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1,Cl. 1A1, 2.87%, 10/25/35[2]	10,949	10,815
Series 2009-8,Cl. 7A2, 2.837%, 3/25/36[1,2]	10,415,452	9,356,244
Series 2012-8,Cl. 1A1, 2.862%, 10/25/35[1,2]	463,022	461,302
Series 2014-8,Cl. 1A2, 1.012%, 7/20/36[1,2]	3,400,000	2,582,660
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.573%, 10/15/45[1,2]	95,000	91,448
Series 2012-CR5,Cl. E, 4.338%, 12/10/45[1,2]	605,000	562,229
Series 2013-CR7,Cl. D, 4.351%, 3/10/46[1,2]	3,270,000	3,012,422
Series 2013-CR9,Cl. D, 4.254%, 7/10/45[1,2]	2,685,000	2,408,887
Series 2014-UBS3,Cl. D, 4.814%, 6/10/47[1,2]	8,895,000	6,928,742
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	3,323,650	250,844
Connecticut Avenue Securities:
Series 2014-C03,Cl. 2M2, 3.333%, 7/25/24[2]	4,495,000	4,120,616
Series 2015-C01,Cl. 1M2, 4.733%, 2/25/25[2]	2,500,000	2,501,524

	Principal Amount	Value
Commercial (Continued)
Connecticut Avenue Securities: (Continued)
Series 2015-C03,Cl. 1M2, 5.433%, 7/25/25[2]	$4,490,000	$4,495,453
CSMC, Series 2009-13R, Cl. 4A1, 2.739%, 9/26/36[1,2]	16,170	16,198
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.699%, 11/10/46[1,2]	100,000	104,222
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	73,167	60,317
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 3/10/26[5]	600,000	617,994
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.872%, 7/22/36[1,2]	5,060,144	4,400,850
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 3.869%, 5/25/45[1,2]	3,725,000	3,762,663
Series 2012-K501,Cl. C, 3.361%, 11/25/46[1,2]	40,000	40,109
Series 2013-K25,Cl. C, 3.618%, 11/25/45[1,2]	135,000	126,302
Series 2013-K26,Cl. C, 3.599%, 12/25/45[1,2]	95,000	88,166
Series 2013-K27,Cl. C, 3.496%, 1/25/46[1,2]	150,000	137,210
Series 2013-K28,Cl. C, 3.495%, 6/25/46[1,2]	2,330,000	2,119,810
Series 2013-K502,Cl. C, 3.104%, 3/25/45[1,2]	220,000	222,477
Series 2013-K712,Cl. C, 3.369%, 5/25/45[1,2]	265,000	267,691
Series 2013-K713,Cl. C, 3.165%, 4/25/46[1,2]	535,000	528,345
Series 2014-K41,Cl. B, 3.831%, 11/25/47[1,2]	2,365,000	2,247,488
Series 2015-K44,Cl. B, 3.685%, 1/25/48[1,2]	3,990,000	3,517,773
Series 2015-K45,Cl. B, 3.591%, 4/25/48[1,2]	3,011,000	2,635,171
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.10%, 9/18/60[2]	1,602,392	1,548,206
GS Mortgage Securities Trust, Series 2014- GC22, Cl. D, 4.646%, 6/10/47[1,2]	1,515,000	1,199,739
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.869%, 7/25/35[2]	23,753	23,352
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[1,2]	500,000	463,051
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Cl. D, 4.155%, 12/15/47[2]	4,527,000	4,214,724
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.824%, 7/25/35[2]	91,794	91,565
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.739%, 9/26/36[1,2]	61,305	61,278
Series 2009-5,Cl. 1A2, 2.807%, 7/26/36[1,2]	5,123,222	4,563,983
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.563%, 8/15/46[1,2]	2,500,000	2,215,276
Series 2013-C15,Cl. D, 5.067%, 11/15/45[1,2]	1,245,000	1,215,428
Series 2014-C21,Cl. D, 4.661%, 8/15/47[1,2]	4,953,000	3,949,670
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,720,000	1,846,370
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,225,000	1,278,469

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.691%, 10/15/48[2]	$597,244	$697,418
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[1,2]	705,000	681,065
Series 2013-C12,Cl. D, 4.766%, 10/15/46[1,2]	2,370,000	2,185,900
Series 2013-C13,Cl. D, 4.892%, 11/15/46[1,2]	570,000	524,474
Series 2013-C7,Cl. D, 4.296%, 2/15/46[1,2]	435,000	390,547
Series 2013-C8,Cl. D, 4.164%, 12/15/48[1,2]	185,000	171,471
Series 2014-C14,Cl. B, 4.642%, 2/15/47[2]	240,000	258,267
Series 2014-C14,Cl. D, 4.832%, 2/15/47[1,2]	5,060,000	4,206,482
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	695,000	716,973
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.193%, 11/26/36[1,2]	25,019	24,452
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.546%, 6/26/46[1,2]	237,325	236,642
RALI Trust, Series 2005-QA4, Cl. A32, 3.244%, 4/25/35[2]	21,036	1,767
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.569%, 8/25/34[2]	4,304,691	4,297,865
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.633%, 2/25/24[2]	25,000	24,978
Series 2014-DN4,Cl. M3, 4.983%, 10/25/24[2]	4,980,000	4,953,379
Series 2014-HQ2,Cl. M3, 4.183%, 9/25/24[2]	5,430,000	5,035,724
Series 2015-DN1,Cl. M3, 4.583%, 1/25/25[2]	3,975,000	4,001,713
Series 2015-DNA2,Cl. M2, 3.033%, 12/25/27[2]	10,000	10,011
Series 2015-DNA3,Cl. M2, 3.283%, 4/25/28[2]	965,000	972,310
Series 2015-DNA3,Cl. M3, 5.133%, 4/25/28[2]	3,815,000	3,709,080
Series 2015-HQA1,Cl. M1, 1.683%, 3/25/28[2]	755,758	756,608
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 4.889%, 5/10/63[1,2]	1,025,000	977,045
Series 2013-C5,Cl. D, 4.089%, 3/10/46[1,2]	4,200,000	3,741,630
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.905%, 4/25/47[2]	466,665	352,207
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.454%, 12/15/45[1,2]	115,000	106,859
Series 2012-C7,Cl. E, 4.837%, 6/15/45[1,2]	180,000	172,848
Series 2013-C11,Cl. D, 4.179%, 3/15/45[1,2]	441,000	396,328
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	520,324
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	4,285,075	211,408
		129,950,098

	Principal Amount	Value
Residential—1.6%
Alba plc, Series 2007-1, Cl. C, 0.879%, 3/17/39[2]	$2,305,000	$2,586,332
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[2]	151,823	151,577
Series 2006-1,Cl. A1, 2.58%, 2/25/36[2]	84,535	82,595
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	944,440	933,747
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.92%, 5/25/35[2]	1,289,428	1,271,264
Series 2005-3,Cl. 2A4, 2.864%, 8/25/35[2]	2,237,200	1,879,806
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.666%, 12/15/35[2]	60,480	52,183
Series 2006-H,Cl. 2A1A, 0.586%, 11/15/36[2]	32,593	23,274
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	452,748	459,201
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.743%, 7/25/35[2]	10,829	10,221
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.533%, 8/25/36[2]	954,878	400,119
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,6]	66,744	16,686
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.993%, 11/15/35[2]	1,395,523	1,923,039
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	20,410	16,221
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,587,422	2,428,150
ResLoC UK plc, Series 2007-1X, Cl. A3B, 0.751%, 12/15/43[2]	1,404,014	1,802,314
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.537%, 10/25/33[2]	106,334	107,967
Series 2005-AR16,Cl. 1A1, 2.571%, 12/25/35[2]	14,026	13,188
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.765%, 2/25/35[2]	1,727,076	1,714,677
Series 2005-AR10,Cl. 1A1, 2.785%, 6/25/35[2]	780,492	792,256
Series 2005-AR13,Cl. 1A5, 2.739%, 5/25/35[2]	281,903	282,132
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[2]	279,950	271,955
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[2]	3,458,690	3,271,905
Series 2005-AR4,Cl. 2A2, 2.969%, 4/25/35[2]	16,143	16,141
Series 2006-AR10,Cl. 5A5, 2.807%, 7/25/36[2]	602,501	579,921
Series 2006-AR14,Cl. 1A2, 5.868%, 10/25/36[2]	1,204,652	1,159,875
Series 2006-AR2,Cl. 2A3, 2.837%, 3/25/36[2]	2,797,199	2,744,757
Series 2006-AR7,Cl. 2A4, 2.771%, 5/25/36[2]	1,530,086	1,451,580
Series 2006-AR8,Cl. 2A1, 2.765%, 4/25/36[2]	1,129,041	1,099,968
Series 2007-AR3,Cl. A4, 5.866%, 4/25/37[2]	904,321	848,199
		28,391,250
Total Mortgage-Backed Obligations (Cost $296,186,682)		296,560,899
U.S. Government Obligations—1.8%
Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	2,776,000	2,788,700

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
U.S. Government Obligations (Continued)
Federal National Mortgage Assn. Nts., 0.875%, 3/28/18		$2,775,000	$2,780,972
United States Treasury Nts.:
0.75%, 10/31/17[7,8]		10,614,000	10,620,007
0.875%, 7/15/17[8]		1,535,000	1,538,988
1.625%, 4/30/19[8]		3,464,000	3,540,586
1.75%, 10/31/20[8]		9,509,000	9,748,208
2.50%, 8/15/23[8]		735,000	783,593
Total U.S. Government Obligations (Cost $31,530,570)			31,801,054
Foreign Government Obligations—5.2%
Brazil—0.2%
Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		640,000	515,200
6.00%, 4/7/26		2,090,000	2,128,665
			2,643,865
Colombia—0.3%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	840,000	966,831
4.00%, 2/26/24		410,000	413,075
5.00%, 6/15/45		315,000	294,525
6.125%, 1/18/41		3,530,000	3,724,150
			5,398,581
Croatia—0.2%
Republic of Croatia Sr. Unsec. Bonds:
3.00%, 3/11/25	EUR	770,000	830,295
6.00%, 1/26/24[1]		1,160,000	1,266,065
6.75%, 11/5/19[1]		775,000	851,876
Republic of Croatia Sr. Unsec. Nts.,
3.875%, 5/30/22	EUR	1,235,000	1,443,893
			4,392,129
Hungary—0.2%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		1,165,000	1,293,568
5.75%, 11/22/23		1,550,000	1,768,938
			3,062,506
India—0.1%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		1,035,000	1,057,196
Indonesia—1.4%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		760,000	792,300
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		500,000	502,500
4.55%, 3/29/26[1]		840,000	842,100
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		1,670,000	1,837,000
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	250,000	284,645
4.125%, 1/15/25[1]		315,000	317,263
5.125%, 1/15/45[1]		1,575,000	1,569,503
5.875%, 3/13/20[1]		315,000	351,128
6.75%, 1/15/44[1]		1,635,000	1,980,353
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	112,775,000,000	8,828,786
Series FR56, 8.375%, 9/15/26	IDR	95,810,000,000	7,562,653
			24,868,231
Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		2,085,000	1,838,282
Mexico—1.1%
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/2115	EUR	1,720,000	1,710,046

		Principal Amount	Value
Mexico (Continued)
United Mexican States Sr. Unsec. Bonds: (Continued)
Series M, 5.75%, 3/5/26	MXN	316,200,000	$18,060,085
			19,770,131
Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[1]		960,000	983,160
5.50%, 12/11/42[1]		1,065,000	1,110,262
			2,093,422
Namibia—0.0%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		420,000	407,400
Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		450,000	463,500
3.875%, 3/17/28		1,005,000	1,017,562
4.00%, 9/22/24		840,000	886,200
5.20%, 1/30/20		3,490,000	3,856,450
6.70%, 1/26/36		850,000	1,088,000
			7,311,712
Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	1,135,000	1,300,038
3.75%, 3/1/30	EUR	1,260,000	1,463,245
4.125%, 8/25/27		740,000	778,850
			3,542,133
Romania—0.5%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	1,150,000	1,352,851
3.875%, 10/29/35[1]	EUR	2,620,000	3,114,162
4.875%, 1/22/24[1]		1,315,000	1,451,497
6.125%, 1/22/44[1]		1,680,000	2,055,393
			7,973,903
Serbia—0.1%
Republic of Serbia Sr. Unsec. Nts.,
5.25%, 11/21/17[1]		565,000	583,716
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		1,190,000	1,246,751
			1,830,467
Turkey—0.1%
Republic of Turkey Sr. Unsec. International Bonds, 4.875%, 10/9/26		1,260,000	1,278,682
Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		4,705,000	4,387,412
Total Foreign Government Obligations (Cost $88,754,843)			91,856,052
Corporate Loans—0.5%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		787,308	703,779
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		948,286	880,009
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.183%, 1/30/19[2]		3,513,532	2,414,823
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7.00%, 3/19/17[2]		756,626	758,518
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]		235,452	233,686

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Corporate Loans (Continued)
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		$768,065	$762,305
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,6]		4,151,000	1,058,505
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[2,6,9]		1,490,134	7,452
Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[2,6]		1,485,000	44,550
Staples Escrow LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/2/22[2]		1,445,000	1,443,968
Total Corporate Loans (Cost $15,265,470)			8,307,595
Corporate Bonds and Notes—50.1%
Consumer Discretionary—9.7%
Auto Components—1.1%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		1,970,000	2,038,950
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	184,141
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		1,445,000	1,242,700
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	970,000	1,551,307
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,780,000	2,903,732
Goodyear Tire & Rubber Co. (The):
5.125% Sr. Unsec. Nts., 11/15/23		1,815,000	1,864,912
7.00% Sr. Unsec. Nts., 5/15/22		745,000	800,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		2,915,000	2,780,910
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	3,020,063
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		3,675,000	3,656,625
			20,044,215
Automobiles—0.5%
Daimler Finance North America LLC:
3.875% Sr. Unsec. Nts., 9/15/21		110,000	117,854
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		322,000	494,561
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		1,945,000	1,968,560
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		2,265,000	2,144,599
6.25% Sr. Unsec. Nts., 10/2/43		765,000	820,019
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		616,000	621,954
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		155,000	161,196
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]		624,000	628,494
Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[1]		645,000	650,503
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]		1,095,000	1,121,006
			8,728,746
Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		2,172,000	2,128,560

		Principal Amount	Value
Diversified Consumer Services—0.1%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24		$813,000	$863,812
Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,382,113
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]		235,000	244,987
6.875% Sr. Unsec. Nts., 5/15/23		1,400,000	1,498,000
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		835,000	716,012
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		830,000	653,210
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,770,000	1,831,950
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		2,005,000	2,065,150
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		140,000	145,768
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		2,100,000	2,147,250
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		970,000	1,003,950
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		2,855,000	3,012,025
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22		388,000	392,844
6.375% Sr. Unsec. Nts., 6/15/17		561,000	591,882
McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20		387,000	401,430
4.875% Sr. Unsec. Nts., 12/9/45		260,000	285,271
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		1,080,000	1,032,677
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	2,215,000	2,519,196
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		1,250,000	1,296,094
6.625% Sr. Unsec. Nts., 12/15/21		1,155,000	1,244,512
6.75% Sr. Unsec. Nts., 10/1/20		1,135,000	1,233,745
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		1,030,000	1,060,900
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		550,000	501,875
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		1,670,000	1,772,288
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,6]		250,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		560,000	541,800
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,235,000	2,123,250
			30,698,179
Household Durables—0.9%
Beazer Homes USA, Inc., 6.625% Sec. Nts., 4/15/18		990,000	1,009,800
Jarden Corp.:
5.00% Sr. Unsec. Nts., 11/15/23[1]		868,000	913,570
6.125% Sr. Unsec. Nts., 11/15/22		1,140,000	1,176,736
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		1,595,000	1,602,975
7.625% Sr. Unsec. Nts., 5/15/23		2,805,000	2,797,987
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		400,000	403,000
4.75% Sr. Unsec. Nts., 5/30/25		1,808,000	1,785,400

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Household Durables (Continued)
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		$770,000	$816,200
Newell Rubbermaid, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18		386,000	386,298
5.50% Sr. Unsec. Nts., 4/1/46		289,000	314,056
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21		495,000	504,900
5.50% Sr. Unsec. Nts., 3/1/26		740,000	764,975
6.00% Sr. Unsec. Nts., 2/15/35		80,000	78,200
Standard Industries, Inc.:
5.125% Sr. Unsec. Nts., 2/15/21[1]		245,000	252,044
5.50% Sr. Unsec. Nts., 2/15/23[1]		245,000	251,125
Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]		1,060,000	1,022,900
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		1,929,000	1,895,243
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		280,000	280,742

			16,256,151
Leisure Equipment & Products—0.0%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		647,000	641,131
Media—3.5%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		315,000	377,639
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		2,460,000	2,515,350
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,260,000	1,253,700
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	1,270,000	1,306,042
7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	3,980,000	4,499,409
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		1,202,000	1,280,130
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[1]		1,752,000	1,851,429
6.484% Sr. Sec. Nts., 10/23/45[1]		1,642,000	1,832,603
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 2/15/26[1]		1,135,000	1,177,562
Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22		895,000	895,000
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		519,000	578,843
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		2,950,000	2,714,000
6.75% Sr. Unsec. Nts., 6/1/21		925,000	957,375
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		1,260,000	1,278,900
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,172,812
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		570,000	604,200
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	650,781
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		283,000	292,291
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		2,000,000	2,092,500
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]		490,000	501,638
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22		1,465,000	1,545,575
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		1,280,000	1,276,800
6.875% Sr. Unsec. Nts., 11/15/20		1,205,000	1,250,188

	Principal Amount		Value
Media (Continued)
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		$4,220,000	$4,135,600
Omnicom Group, Inc., 3.65% Sr. Unsec. Nts., 11/1/24		588,000	607,222
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		602,000	607,382
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		1,845,000	1,863,450
6.125% Sr. Unsec. Nts., 10/1/22		1,185,000	1,247,213
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[1]		245,000	257,786
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		570,000	589,546
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		1,680,000	1,736,700
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		628,000	629,054
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		438,000	390,346
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26		200,000	210,255
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		965,000	943,288
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]		245,000	245,000
5.125% Sr. Sec. Nts., 2/15/25[1]		1,135,000	1,123,650
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	3,890,000	4,798,163
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		1,552,500	1,647,591
Viacom, Inc., 3.50% Sr. Unsec. Nts., 4/1/17		248,000	251,129
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	1,390,000	2,069,122
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		827,000	831,135
6.00% Sr. Sec. Nts., 4/15/21	GBP	3,712,500	5,583,352

			61,671,751
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		2,950,000	3,139,906
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45		142,000	128,987
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,9]		325,000	252,077

			3,520,970
Specialty Retail—0.8%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		601,000	635,557
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,276,963
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		1,030,000	992,663
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		342,000	406,923
L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21		2,705,000	3,056,380
6.875% Sr. Unsec. Nts., 11/1/35		1,595,000	1,738,869
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		580,000	494,450
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		640,000	672,000
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		555,000	562,363
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		2,760,000	2,904,900
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		384,000	381,301

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Specialty Retail (Continued)
Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		$910,000	$891,800
			14,014,169
Textiles, Apparel & Luxury Goods—0.7%
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		2,215,000	2,248,225
6.875% Sr. Unsec. Nts., 5/1/22		490,000	531,650
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	1,525,000	2,163,577
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		2,400,000	2,472,000
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		3,060,000	3,090,600
William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		825,000	851,813
			11,357,865
Consumer Staples—2.2%
Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19		970,000	984,437
3.65% Sr. Unsec. Nts., 2/1/26		1,148,000	1,208,758
4.90% Sr. Unsec. Nts., 2/1/46		717,000	803,082
Anheuser-Busch InBev SA/NV, 2.75% Sr. Unsec. Nts., 3/17/36[10]	EUR	1,750,000	2,127,478
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		390,000	591,087
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17		305,000	306,571
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		2,150,000	2,252,125
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]		515,000	554,553
			8,828,091
Food & Staples Retailing—0.6%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]		690,000	699,303
CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45		448,000	521,214
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40		261,000	282,418
6.50% Sr. Unsec. Nts., 6/15/17		166,000	175,305
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		2,055,000	2,096,100
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19		40,000	40,594
6.40% Sr. Unsec. Nts., 8/15/17		559,000	597,665
6.90% Sr. Unsec. Nts., 4/15/38		150,000	198,332
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		1,765,000	1,984,232
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]		2,100,000	2,233,875
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19		1,015,000	1,046,719
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44		490,000	549,473
			10,425,230
Food Products—0.7%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17		615,000	619,467
8.50% Sr. Unsec. Nts., 6/15/19		400,000	465,392
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]		2,065,000	2,129,531
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17		635,000	632,280
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18		498,000	500,290

	Principal Amount	Value
Food Products (Continued)
Kraft Heinz Foods Co., 5.20% Sr. Unsec. Nts., 7/15/45[1]	$313,000	$351,683
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]	745,000	782,250
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	917,962
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	940,000	992,875
7.375% Sr. Unsec. Nts., 2/15/22	1,675,000	1,777,594
TreeHouse Foods, Inc.:
4.875% Sr. Unsec. Nts., 3/15/22	822,000	844,605
6.00% Sr. Unsec. Nts., 2/15/24[1]	990,000	1,054,350
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	308,000	332,314
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	670,000	724,438
		12,125,031
Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24	360,000	386,100
6.375% Sr. Unsec. Nts., 11/15/20	1,700,000	1,798,600
		2,184,700
Personal Products—0.1%
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	85,000	87,125
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	2,205,000	2,276,663
		2,363,788
Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	463,000	850,924
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	596,000	598,014
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	708,000	863,854
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,170,000	1,232,887
		3,545,679
Energy—5.4%
Energy Equipment & Services—0.7%
Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	2,095,000	1,644,575
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	550,000	517,000
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	1,535,000	1,508,751
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	249,123
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	905,000	552,050
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	466,000	464,245
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	2,612,000	2,313,545
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,770,000	2,705,348
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	780,000	627,900
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	789,000	787,324
4.00% Sr. Unsec. Nts., 12/21/25[1]	611,000	631,841
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	638,809

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services (Continued)
Sinopec Group Overseas Development
2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[1]	$860,000	$864,742
		13,505,253
Oil, Gas & Consumable Fuels—4.7%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	168,000	132,290
6.20% Sr. Unsec. Nts., 3/15/40	206,000	198,830
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,705,000	1,628,275
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	2,090,000	1,883,320
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	2,185,000	2,204,700
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	895,000	606,362
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	350,000	320,756
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	873,000	338,287
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,650,000	1,462,312
Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	785,000	388,575
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	1,640,000	729,800
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	760,000	810,450
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	546,000	545,315
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	336,000	334,320
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,465,000	1,443,025
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	113,012
5.95% Sr. Unsec. Nts., 3/15/46	230,000	247,271
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	1,044,893
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	950,000	823,531
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	370,000	325,563
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	500,000	498,125
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,178,000	866,907
Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	485,000	425,501
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,010,500
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	1,910,812
EnLink Midstream Partners LP, 4.40% Sr. Unsec. Nts., 4/1/24	791,000	636,519
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	174,000	161,955
4.90% Sr. Unsec. Nts., 5/15/46	120,000	115,820
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	1,460,000	686,200
Exxon Mobil Corp., 4.114% Sr. Unsec. Nts., 3/1/46	314,000	333,908
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	1,925,000	1,883,162
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,720,000	1,569,500

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]		$274,000	$182,895
Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21		490,000	546,989
5.75% Sr. Unsec. Nts., 8/1/23		1,555,000	1,746,690
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]		505,000	463,166
6.375% Sr. Unsec. Nts., 4/9/21[1]		3,255,000	3,356,100
7.00% Sr. Unsec. Nts., 5/5/20[1]		3,450,000	3,636,300
Kinder Morgan, Inc.:
1.50% Sr. Unsec. Nts., 3/16/22	EUR	2,450,000	2,648,420
5.55% Sr. Unsec. Nts., 6/1/45		2,286,000	2,039,009
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22		1,305,000	1,096,200
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]		1,530,000	1,430,550
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]		1,670,000	1,016,612
MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[1]		1,760,000	1,626,170
4.875% Sr. Unsec. Nts., 6/1/25[1]		695,000	635,120
Navios Maritime Acquisition Corp./ Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		945,000	630,787
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		1,045,000	984,913
Noble Energy, Inc.:
5.05% Sr. Unsec. Nts., 11/15/44		240,000	205,174
5.625% Sr. Unsec. Nts., 5/1/21		1,525,000	1,534,298
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]		720,000	667,800
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		765,000	568,013
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		1,360,000	1,329,400
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]		2,144,000	2,032,840
5.45% Sr. Unsec. Nts., 10/14/21[1]		534,000	512,453
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]		1,135,000	198,625
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		310,000	226,982
4.875% Sr. Unsec. Nts., 3/17/20		255,000	212,849
5.75% Sr. Unsec. Nts., 1/20/20		75,000	64,800
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,030,000	1,047,281
5.50% Sr. Unsec. Nts., 6/27/44		3,790,000	3,174,125
6.375% Sr. Unsec. Nts., 2/4/21[1]		850,000	908,650
6.375% Sr. Unsec. Nts., 1/23/45		580,000	540,560
6.875% Sr. Unsec. Nts., 8/4/26[1]		2,000,000	2,170,000
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		1,735,000	1,505,113
5.00% Sr. Sub. Nts., 3/15/23		325,000	277,063
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		410,000	386,039
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		1,565,000	1,369,375
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		1,250,000	1,196,875
5.75% Sr. Sec. Nts., 5/15/24		575,000	552,000
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		825,000	449,625
7.75% Sr. Unsec. Nts., 6/15/21		405,000	234,900
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,550,000	1,108,250
Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20		780,000	571,350

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		$1,420,000	$1,015,300
Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18		616,000	658,932
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		745,000	707,288
5.00% Sr. Unsec. Nts., 1/15/18		1,160,000	1,162,900
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		1,154,000	1,149,673
6.25% Sr. Unsec. Nts., 10/15/22[1]		935,000	935,000
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		195,000	195,374
TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[2,11]	EUR	2,185,000	2,346,220
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		1,640,000	1,098,800
Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,292,664
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		945,000	661,500
6.00% Sr. Unsec. Nts., 1/15/22		305,000	224,175
			82,211,983
Financials—10.9%
Capital Markets—1.3%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		574,000	584,464
Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]		632,000	598,369
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		512,000	519,905
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[2,11]		2,070,000	2,044,332
Deutsche Bank AG, 7.50% Jr. Sub. Perpetual Bonds[2,11]		1,655,000	1,421,231
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		3,145,000	2,924,850
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		1,935,000	1,944,675
5.75% Sec. Nts., 1/15/24[1]		910,000	913,322
7.00% Sr. Unsec. Nts., 12/1/23[1]		3,055,000	3,097,006
Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45		590,000	601,807
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		3,970,000	3,468,788
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]		530,000	520,510
Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25		470,000	434,800
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26		777,000	812,494
5.00% Sub. Nts., 11/24/25		746,000	809,244
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		626,000	627,943
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1,5]		584,000	582,236
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,11]		824,000	826,060
			22,732,036
Commercial Banks—5.8%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		4,669,000	4,720,536
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[2,10]	EUR	750,000	823,569

	Principal Amount		Value
Commercial Banks (Continued)
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[6]		$315,159	$—
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		125,000	122,175
Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[2,11]	EUR	5,105,000	5,411,825
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38		455,000	623,606
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]		655,000	681,459
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[2]	EUR	1,955,000	2,229,435
10.00% Sub. Nts., 12/19/22	EUR	1,865,000	2,704,642
BankAmerica Capital III, 1.192% Jr. Sub. Nts., 1/15/27[2]		420,000	328,125
Barclays plc:
7.00% Jr. Sub. Perpetual Bonds[2,11]	GBP	2,230,000	2,853,056
8.00% Jr. Sub. Perpetual Bonds[2,11]	EUR	2,720,000	3,003,705
BNP Paribas SA:
4.375% Sub. Nts., 9/28/25[1]		529,000	528,071
5.945% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,805,000	2,599,244
7.375% Jr. Sub. Perpetual Bonds[1,2,11]		1,215,000	1,177,031
BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21		759,000	766,743
2.75% Sub. Nts., 7/8/26[2]	EUR	2,520,000	2,931,161
4.875% Sub. Nts., 4/1/26[1]		2,265,000	2,250,601
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	586,563
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,253,075
Citigroup, Inc.:
4.65% Sr. Unsec. Nts., 7/30/45		480,000	504,868
6.675% Sub. Nts., 9/13/43		296,000	360,094
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		2,900,000	3,284,830
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]		2,095,000	1,833,125
Cooperatieve Rabobank UA:
4.375% Sub. Nts., 8/4/25		2,987,000	3,094,344
5.50% Jr. Sub. Perpetual Bonds[2,11]	EUR	1,910,000	2,101,395
Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,2,11]		755,000	756,129
8.375% Jr. Sub. Perpetual Bonds[1,2,11]		520,000	576,004
Danske Bank AS:
2.80% Sr. Unsec. Nts., 3/10/21[1]		525,000	533,613
5.684% Jr. Sub. Perpetual Bonds[2,11]	GBP	2,965,000	4,302,884
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26		491,000	504,550
FirstMerit Corp., 4.35% Sub. Nts., 2/4/23		660,000	676,774
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		1,015,000	949,025
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,360,000	2,075,969
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21		528,000	536,431
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		730,000	747,830
ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		1,105,000	1,127,012
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]		705,000	716,356
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[1]		3,375,000	3,166,891
5.71% Sub. Nts., 1/15/26[1]		866,000	844,131
7.00% Jr. Sub. Perpetual Bonds[2,10,11]	EUR	1,980,000	2,155,880
JPMorgan Chase & Co.:
4.25% Sub. Nts., 10/1/27		1,063,000	1,108,745
6.75% Jr. Sub. Perpetual Bonds, Series S2,11		650,000	714,513

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Commercial Banks (Continued)
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]		$345,000	$355,113
Lincoln Finance Ltd.:
6.875% Sr. Sec. Nts., 4/15/21[1]	EUR	625,000	739,635
7.375% Sr. Sec. Nts., 4/15/21[1]		500,000	521,875
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,11]		566,000	612,695
NN Group NV, 4.625% Sub. Nts., 4/8/44[2]	EUR	2,835,000	3,344,700
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		1,660,000	1,664,150
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,11]	GBP	150,000	219,771
Regions Bank, Birmingham AL, 2.25% Sr. Unsec. Nts., 9/14/18		477,000	476,532
Regions Financial Corp., 7.375% Sub. Nts., 12/10/37		232,000	299,553
Royal Bank of Scotland Group plc:
5.125% Sub. Nts., 5/28/24		3,315,000	3,193,413
7.64% Jr. Sub. Perpetual Bonds[2,11]		700,000	684,250
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		3,475,000	3,297,063
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		1,165,000	1,063,715
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21		526,000	532,920
Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,2,11]		550,000	547,250
8.00% Jr. Sub. Perpetual Bonds[1,2,11]		4,515,000	4,390,838
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	1,645,000	1,828,546
SumitG Guaranteed Secured Obligation Issuer DAC, 2.251% Sr. Sec. Nts., 11/2/20[1]		3,900,000	3,900,257
SunTrust Banks, Inc.:
2.90% Sr. Unsec. Nts., 3/3/21		796,000	809,020
3.50% Sr. Unsec. Nts., 1/20/17		364,000	369,772
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]		557,000	563,814
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1,5]		460,000	460,184
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		995,000	983,319
Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S2,11		685,000	695,061
			101,819,461
Consumer Finance—0.4%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	1,452,550
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		1,000,000	1,007,500
5.75% Sub. Nts., 11/20/25		680,000	668,100
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		656,000	650,946
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,039,775
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		980,000	956,064
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24		155,000	157,618
4.50% Sr. Unsec. Nts., 7/23/25		465,000	479,381
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		685,000	551,425
			6,963,359
Diversified Financial Services—0.4%
Banco Nacional de Desenvolvimento Economico e Social, 4% Sr. Unsec. Nts., 4/14/19[1]		1,540,000	1,489,950

	Principal Amount		Value
Diversified Financial Services (Continued)
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		$267,000	$270,125
Berkshire Hathaway, Inc.:
1.625% Sr. Unsec. Nts., 3/16/35	EUR	1,090,000	1,162,274
3.125% Sr. Unsec. Nts., 3/15/26		398,000	409,599
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,12]	MXN	5,808,600	29,586
McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		552,000	559,752
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		763,000	806,592
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		402,000	403,360
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	670,000	778,300
4.75% Sr. Sec. Nts., 5/15/23[1]		135,000	136,350
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		327,000	327,611
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		810,000	757,350
			7,130,849
Insurance—1.1%
Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[2]	EUR	1,750,000	2,399,467
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,11]	GBP	750,000	1,085,322
6.125% Jr. Sub. Perpetual Bonds[2,11]	GBP	2,930,000	4,286,944
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		480,000	496,978
Chubb INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26		322,000	336,527
4.35% Sr. Unsec. Nts., 11/3/45		258,000	281,975
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,244,388
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		671,000	704,751
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		670,000	661,625
Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	344,785
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		525,000	537,041
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,11]		446,000	427,324
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,525,000	1,469,719
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]		617,000	611,601
Sogecap SA, 4.125% Sub. Perpetual Bonds[2,11]	EUR	2,300,000	2,512,148
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		835,000	864,840
Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		535,000	549,724
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,11]		360,000	250,200
			20,065,359
Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		275,000	276,768
5.90% Sr. Unsec. Nts., 11/1/21		279,000	319,233
Banco Invex SA/ Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[6,12]	MXN	4,830,531	—
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	620,643

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Real Estate Investment Trusts (REITs) (Continued)
Communications Sales & Leasing, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		$2,320,000	$2,163,400
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		635,000	644,525
CTR Partnership LP/ CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		760,000	767,600
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,615,587
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,293,500
5.875% Sr. Unsec. Nts., 1/15/26		1,135,000	1,197,993
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		1,035,000	1,073,813
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		810,000	814,050
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		332,000	344,428
Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23		357,000	348,997
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		685,000	725,073
iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,080,650
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[1]		620,000	652,550
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		740,000	782,550
Outfront Media Capital LLC/ Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,134,350
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		53,000	55,581
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		755,000	751,225
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	432,540
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	130,792
			20,225,848
Real Estate Management & Development—0.3%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		873,000	889,695
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	1,944,000
Realogy Group LLC/ Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		1,605,000	1,665,187
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	1,025,000	1,230,497
			5,729,379
Thrifts & Mortgage Finance—0.4%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		1,015,000	883,050
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		2,135,000	2,081,625
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		2,025,000	1,984,500
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		1,630,000	1,067,650
			6,016,825
Health Care—3.4%
Biotechnology—0.1%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		471,000	495,569
4.70% Sr. Unsec. Nts., 5/14/45		125,000	133,495
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45		236,000	262,868

	Principal Amount	Value
Biotechnology (Continued)
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	$300,000	$316,025
5.00% Sr. Unsec. Nts., 8/15/45	81,000	87,959
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	340,000	374,173
		1,670,089
Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	264,000	282,231
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	678,000	704,733
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	580,000	516,200
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	707,200
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	2,405,000	2,516,231
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	510,000	524,943
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	520,000	523,900
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	318,000	330,447
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	264,000	267,356
		6,373,241
Health Care Providers & Services—2.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	930,000	950,925
6.50% Sr. Unsec. Nts., 3/1/24[1]	250,000	260,625
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	945,000	976,894
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	377,000	392,734
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	1,920,000	1,948,800
Centene Escrow Corp.:
5.625% Sr. Unsec. Nts., 2/15/21[1]	245,000	256,025
6.125% Sr. Unsec. Nts., 2/15/24[1]	245,000	258,475
CHS/Community Health Systems, Inc., 6.875% Sr. Unsec. Nts., 2/1/22	3,585,000	3,253,387
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	1,160,000	1,151,300
5.125% Sr. Unsec. Nts., 7/15/24	1,995,000	2,018,691
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	590,000	601,800
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	661,000	687,805
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	1,485,000	898,425
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	785,000	801,681
5.875% Sr. Unsec. Nts., 1/31/22[1]	921,000	1,016,323
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	708,533
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,063,051
5.875% Sr. Unsec. Nts., Series 1, 5/1/23	3,480,000	3,671,400
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,550,000	1,577,900
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,395,000	1,262,475
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,158,000	1,174,910
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	1,435,000	1,503,163

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Health Care Providers & Services (Continued)
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		$348,000	$371,378
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18		261,000	287,129
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		740,000	709,723
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		900,000	855,000
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		2,370,000	2,281,125
8.125% Sr. Unsec. Nts., 4/1/22		1,445,000	1,489,665
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		1,000,000	1,020,000
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		725,000	674,250
			36,123,592
Life Sciences Tools & Services—0.1%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		1,627,000	1,671,140
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18		247,000	248,567
4.15% Sr. Unsec. Nts., 2/1/24		229,000	241,885
5.30% Sr. Unsec. Nts., 2/1/44		298,000	332,842
			2,494,434
Pharmaceuticals—0.7%
Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		645,000	648,246
3.80% Sr. Unsec. Nts., 3/15/25		647,000	674,552
4.75% Sr. Unsec. Nts., 3/15/45		206,000	219,089
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	2,055,000	2,450,398
Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		585,000	504,562
Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[1]		1,555,000	1,488,913
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		1,205,000	1,140,231
6.00% Sr. Unsec. Nts., 2/1/25[1]		210,000	197,925
Mallinckrodt International Finance SA/
Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		220,000	207,240
5.50% Sr. Unsec. Nts., 4/15/25[1]		1,160,000	1,029,500
5.75% Sr. Unsec. Nts., 8/1/22[1]		930,000	861,413
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26		239,000	246,627
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]		370,000	387,575
Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		2,330,000	1,834,875
5.875% Sr. Unsec. Nts., 5/15/23[1]		555,000	437,756
			12,328,902
Industrials—5.4%
Aerospace & Defense—0.7%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21		2,440,000	2,543,700
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]		674,000	695,216
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]		2,995,000	2,306,150
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]		910,000	832,650
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17		173,000	172,468
3.95% Sr. Unsec. Nts., 11/15/16		211,000	213,789

	Principal Amount	Value
Aerospace & Defense (Continued)
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	$1,555,000	$1,469,475
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	428,000	453,968
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	440,000	496,883
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	985,000	1,024,400
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	293,000	303,895
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	1,975,000	1,787,375
		12,299,969
Air Freight & Couriers—0.4%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	1,475,000	1,183,688
FedEx Corp., 4.75% Sr. Unsec. Nts., 11/15/45	1,639,000	1,742,101
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,035,200
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,870,000	1,944,800
		6,905,789
Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,540,000	3,677,175
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	816,512
5.50% Sr. Unsec. Nts., 10/1/19[1]	930,000	950,925
		5,444,612
Building Products—0.5%
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	1,045,000	1,089,203
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,340,000	3,481,950
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	530,000	538,015
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,860,000	1,897,200
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	2,000,000	2,087,500
		9,093,868
Commercial Services & Supplies—0.8%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	495,000	525,937
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	3,135,000	3,221,212
Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	1,075,000	1,101,767
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	2,095,000	1,230,812
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	400,000	293,000
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21[1]	1,230,000	1,249,988
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,400,000	1,141,000
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	727,000	742,894
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	2,165,000	2,192,063
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	217,000	218,813
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	2,580,000	2,376,309
		14,293,795

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Construction & Engineering—0.0%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]		$420,000	$433,620
Electrical Equipment—0.2%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]		2,090,000	2,027,300
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]		329,000	331,879
5.625% Sr. Unsec. Nts., 11/1/24[1]		1,190,000	1,242,062
			3,601,241
Industrial Conglomerates—0.0%
CITIC Ltd., 7.875% Sub. Perpetual Bonds[2,11]		345,000	346,142
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25		305,000	315,868
			662,010
Machinery—0.9%
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]		1,785,000	1,780,538
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		2,800,000	2,660,000
CNH Industrial Capital LLC, 4.875% Sr. Unsec. Nts., 4/1/21		370,000	369,538
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23		139,000	145,704
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		1,020,000	1,045,500
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		764,000	825,277
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		3,585,000	3,177,206
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		2,410,000	1,795,450
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	270,000	328,610
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18		585,000	594,506
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		1,840,000	1,789,400
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,335,000	1,108,050
Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16		593,000	593,609
			16,213,388
Marine—0.0%
AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[1]		63,000	60,696
Professional Services—0.4%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17		796,000	841,171
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		2,740,000	2,880,425
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]		2,415,000	2,487,450
			6,209,046
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		2,100,000	1,929,375
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35		111,000	114,129
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		187,000	184,998
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46		197,000	210,754
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]		354,000	360,877
4.25% Sr. Unsec. Nts., 1/17/23[1]		281,000	285,235

	Principal Amount	Value
Road & Rail (Continued)
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]	$1,725,000	$1,566,816
		4,652,184
Trading Companies & Distributors—0.7%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	615,000	628,069
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	245,000	246,837
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	354,450
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,290,000	1,227,113
6.75% Sr. Unsec. Nts., 12/15/20	875,000	861,875
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	3,760,000	3,962,100
5.75% Sr. Unsec. Nts., 4/15/24[1,5]	490,000	504,700
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	2,030,000	1,410,850
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	1,710,000	1,816,875
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23	2,100,000	2,094,750
		13,107,619
Transportation Infrastructure—0.2%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	1,745,000	1,787,683
Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]	900,000	893,262
		2,680,945
Information Technology—2.1%
Communications Equipment—0.4%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	1,610,000	1,094,800
Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	960,000	994,080
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	975,000	994,500
Infor US, Inc.:
5.75% Sr. Sec. Nts., 8/15/20[1]	340,000	351,050
6.50% Sr. Unsec. Nts., 5/15/22	725,000	663,375
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	719,050
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	535,000	535,000
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	971,000	1,009,840
		6,361,695
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22	650,000	652,376
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	2,065,000	2,085,650
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	700,000	712,250
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	722,000	711,170
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	1,955,000	2,130,950
		6,292,396
Internet Software & Services—0.1%
Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25	725,000	758,908
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	1,445,000	1,502,800
		2,261,708
IT Services—0.3%
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	636,693

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
IT Services (Continued)
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		$1,880,000	$1,682,600
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]		1,585,000	1,620,504
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18		506,000	505,675
Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45		301,000	330,247
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		222,000	223,397
6.75% Sr. Unsec. Nts., 2/1/17		111,000	115,090
			5,114,206
Semiconductors & Semiconductor Equipment—0.4%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]		3,525,000	3,745,312
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		156,000	175,339
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]		2,055,000	1,690,238
5.875% Sr. Unsec. Nts., 2/15/22		755,000	656,850
			6,267,739
Software—0.2%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]		1,170,000	1,235,813
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		459,000	456,970
4.375% Sr. Unsec. Nts., 6/15/25		185,000	189,479
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]		775,000	561,875
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		595,000	577,150
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		401,000	411,025
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24		437,000	465,547
			3,897,859
Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		452,000	474,604
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]		2,355,000	2,490,118
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		621,000	625,340
6.35% Sr. Unsec. Nts., 10/15/45[1]		2,150,000	2,120,437
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		520,000	538,200
			6,248,699
Materials—3.8%
Chemicals—1.0%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		258,000	248,893
4.125% Sr. Unsec. Nts., 3/15/35		129,000	112,475
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[2,11]	EUR	2,535,000	2,935,218
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		1,140,000	1,308,150
Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23[1]		1,160,000	951,200
7.00% Sr. Unsec. Nts., 5/15/25[1]		660,000	532,125
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		187,000	179,569
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		803,000	810,832
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		2,125,000	1,774,375
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]		2,245,000	2,188,875

		Principal Amount	Value
Chemicals (Continued)
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24		$350,000	$292,889
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	815,000	940,574
4.625% Sr. Unsec. Nts., 7/15/24		1,470,000	1,545,574
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		692,000	676,600
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		1,395,000	1,011,375
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		2,015,000	1,561,625
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		418,000	432,544
			17,502,893
Construction Materials—0.3%
CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]		678,000	695,744
6.00% Sr. Unsec. Nts., 9/30/16		299,000	304,574
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		765,000	690,183
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	771,171
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	795,767
8.00% Sr. Unsec. Nts., 1/31/17	EUR	655,000	793,153
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		582,000	590,730
Lafarge SA, 4.75% Sr. Unsec. Nts., 9/30/20	EUR	930,000	1,240,053
			5,881,375
Containers & Packaging—1.2%
Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		1,225,000	1,286,250
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		2,200,000	2,233,000
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,880,000	1,692,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,870,000	1,916,750
International Paper Co.:
4.80% Sr. Unsec. Nts., 6/15/44		378,000	365,515
5.15% Sr. Unsec. Nts., 5/15/46		690,000	697,304
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		1,110,000	1,050,782
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,277,781
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		660,000	693,391
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20		3,920,000	4,032,700
9.875% Sr. Unsec. Nts., 8/15/19		250,000	258,906
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,200,313
5.125% Sr. Unsec. Nts., 12/1/24[1]		645,000	672,413
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		3,175,000	3,298,031
			20,675,136
Metals & Mining—1.3%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	250,000	160,926
5.95% Sr. Unsec. Nts., 7/31/24		65,000	60,840
Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24		1,960,000	1,891,400
5.72% Sr. Unsec. Nts., 2/23/19		520,000	542,750

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value
Metals & Mining (Continued)
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		$913,000	$931,831
7.875% Sr. Unsec. Nts., 11/1/20		1,322,000	1,123,700
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,000,000	2,157,365
5.50% Sr. Unsec. Nts., 2/25/17		3,355,000	3,417,906
6.125% Sr. Unsec. Nts., 6/1/25		730,000	678,900
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		1,250,000	903,125
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,383,750
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]		509,000	509,539
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[1]		1,900,000	1,555,555
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		173,000	158,272
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		235,000	201,460
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		260,000	258,641
Novelis, Inc.:
8.375% Sr. Unsec. Nts., 12/15/17		1,112,000	1,136,464
8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,303,375
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		1,840,000	1,637,501
Teck Resources Ltd., 3.15% Sr. Unsec. Nts., 1/15/17		2,330,000	2,248,450
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		560,000	495,600
			22,757,350
Paper & Forest Products—0.0%
Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	300,000	367,509
Telecommunication Services—4.2%
Diversified Telecommunication Services—3.0%
AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26		365,000	386,407
4.35% Sr. Unsec. Nts., 6/15/45		1,042,000	962,227
5.15% Sr. Unsec. Nts., 3/15/42		2,065,000	2,089,410
British Telecommunications plc:
1.75% Sr. Unsec. Nts., 3/10/26[10]	EUR	1,960,000	2,304,791
5.75% Sr. Unsec. Nts., 12/7/28	GBP	1,215,000	2,223,057
9.625% Sr. Unsec. Nts., 12/15/30		606,000	949,926
CenturyLink, Inc.:
Series S,6.45% Sr. Unsec. Nts., 6/15/21		1,940,000	1,975,153
Series Y,7.50% Sr. Unsec. Nts., 4/1/24[5]		1,235,000	1,239,631
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		2,475,000	2,462,625
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,424,500
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	1,949,100
10.50% Sr. Unsec. Nts., 9/15/22[1]		1,595,000	1,640,856
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		745,000	484,250
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		3,585,000	4,797,218
Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22		130,000	132,504
5.625% Sr. Unsec. Nts., 2/1/23		1,930,000	1,990,312
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		165,000	166,248
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		6,517,000	6,863,118

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telecom Italia SpA, 3.625% Sr. Unsec. Nts., 1/19/24[10]	EUR	1,980,000	$2,379,884
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		577,000	592,336
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		228,000	289,530
T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24		985,000	999,775
6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,816,316
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		250,000	262,884
4.50% Sr. Unsec. Nts., 9/15/20		1,071,000	1,185,773
4.522% Sr. Unsec. Nts., 9/15/48		4,141,000	4,166,956
5.012% Sr. Unsec. Nts., 8/21/54		146,000	147,141
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	851,813
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	1,788,962
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		1,345,000	1,349,196
			52,871,899
Wireless Telecommunication Services—1.2%
Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[1]		1,530,000	1,637,837
5.35% Sr. Unsec. Nts., 5/20/24[1]		390,000	421,340
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		1,440,000	1,281,600
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		709,000	739,911
Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]		1,315,000	1,321,575
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		4,070,000	3,123,725
Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[2,11]	GBP	4,435,000	6,470,341
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,11]	EUR	2,890,000	3,463,629
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	2,225,000	2,516,153
			20,976,111
Utilities—3.0%
Electric Utilities—1.6%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		291,000	305,975
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		250,000	256,221
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23		539,000	544,897
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		5,366,000	5,611,065
6.00% Sr. Unsec. Nts., 2/2/18[1]		755,000	801,584
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,11]		2,247,000	2,064,431
5.625% Jr. Sub. Perpetual Bonds[1,2,11]		1,135,000	1,042,781
6.00% Jr. Sub. Perpetual Bonds[2,11]	GBP	1,015,000	1,334,596
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		728,000	777,047
Enel SpA, 5% Jr. Sub. Nts., 1/15/75[2]	EUR	3,915,000	4,672,499
Indiana Michigan Power Co., 4.55% Sr. Unsec. Nts., Series K, 3/15/46		202,000	208,765
Israel Electric Corp. Ltd., 7.25% Sr. Sec. Nts., 1/15/19[1]		2,520,000	2,797,764
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	358,812
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,432,977
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		793,000	793,927

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Electric Utilities (Continued)
PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		$533,000	$575,416
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		620,000	688,662
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		523,000	585,959
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		596,000	600,664
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		389,000	402,810
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25		431,000	443,009
			27,299,861
Gas Utilities—0.1%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		975,000	1,004,250
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		660,000	589,050
			1,593,300
Independent Power and Renewable Electricity Producers—0.8%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,175,625
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,304,409
7.875% Sr. Sec. Nts., 1/15/23[1]		638,000	679,470
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16		799,000	802,384
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		420,000	352,800
7.375% Sr. Unsec. Nts., 11/1/22		1,580,000	1,469,400
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,6]		1,487,674	1,621,565
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		935,000	687,225
Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		345,000	348,476
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	1,745,000	2,532,597
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		1,432,213	1,391,036
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,364,513
			14,729,500
Multi-Utilities—0.5%
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		740,000	784,246
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		178,000	199,484
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		2,345,000	1,612,187
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	4,005,000	4,766,081

		Principal Amount	Value
Multi-Utilities (Continued)
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		$403,000	$426,870
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25		426,000	429,764
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		513,000	548,653
			8,767,285
Total Corporate Bonds and Notes (Cost $917,323,897)			880,313,981

		Shares
Common Stocks—0.1%
Arco Capital Corp. Ltd.[1,13,14]		690,638	—
JP Morgan International, GDR[13]		446,838	—
Kaiser Aluminum Corp.		205	17,331
Nortek, Inc.[13]		24,095	1,163,548
Premier Holdings Ltd.[13]		18,514	—
Revel Entertainment, Inc.[13]		16,153	—
Wallace Theater Holdings, Inc.[1,13]		1,525	15
Total Common Stocks (Cost $3,285,672)			1,180,894

		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[13] (Cost $6,331,888)		22,685	—

		Principal Amount
Structured Securities—0.5%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[6]	RUB	53,910,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[6]	RUB	97,250,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[1,15]		1,288,712	769,551
3.138% Sr. Sec. Nts., 4/30/25[1,15]		1,267,173	756,689
3.191% Sr. Sec. Nts., 4/30/25[1,15]		1,577,733	942,140
3.242% Sr. Sec. Nts., 4/30/25[1,15]		1,800,742	1,075,309
3.269% Sr. Sec. Nts., 4/30/25[1,15]		1,438,582	859,046
3.346% Sr. Sec. Nts., 4/30/25[1,15]		1,352,207	807,467
3.905% Sr. Sec. Nts., 4/30/25[1,15]		1,642,017	980,527
4.005% Sr. Sec. Nts., 4/30/25[1,15]		1,417,619	846,528
67.804% Sr. Sec. Nts., 12/31/17[1,12]	BRL	5,140,000	1,965,093
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[6,15]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	35,196,710	231,281
Total Structured Securities (Cost $17,878,661)			9,233,631

		Shares
Investment Companies—19.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[16,17]		202,935,942	202,935,942
Oppenheimer Master Event-Linked Bond Fund, LLC[17]		3,158,849	48,072,519
Oppenheimer Master Loan Fund, LLC[17]		6,443,877	93,399,667
Total Investment Companies (Cost $352,702,821)			344,408,128

	Counterparty	Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased—0.0%
AUD Currency Put[13]	BNP	USD 0.740	6/2/16	AUD 22,700,000	152,635
EUR Currency Put[13]	BAC	USD 1.099	6/14/16	EUR 19,000,000	114,342
JPY Currency Call[13,18]	DEU	JPY 120.000	8/2/16	JPY 1,520,000	82,733
Total Over-the-Counter Options Purchased (Cost $694,670)					349,710

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 4/26/18 Call[13]	DEU	Receive	If “FRO 2” is < than 0.40% at Fixing Date; Floating Rate calculated at MAX[0;(FRO 1-Strike Swap Rate)]	0.800%	4/24/18	EUR	52,600	$ 246,451
Interest Rate Swap maturing 5/30/33 Put[13]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	1,235	65,636
Interest Rate Swap maturing 1/30/19 Call[13]	BAC	Pay	Three-Month USD BBA LIBOR	1.200	1/26/17	USD	504,910	3,502,031
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $2,768,819)								3,814,118
Total Investments, at Value (Cost $1,865,069,969)							102.4%	1,798,874,982
Net Other Assets (Liabilities)							(2.4)	(42,548,235)

Net Assets							100.0%	$ 1,756,326,747

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $534,367,543 or 30.43% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,911,012 or 0.22% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of accompanying Consolidated Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,327,751. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $6,714,771. See Note 6 of the accompanying Consolidated Notes.

9. Interest or dividend is paid-in-kind, when applicable.

10. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Non-income producing security.

14. Security received as the result of issuer reorganization.

15. Zero coupon bond reflects effective yield on the date of purchase.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	92,728,261	259,473,401	149,265,720	202,935,942
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	—	3,158,849
Oppenheimer Master Loan Fund, LLC	6,443,877	—	—	6,443,877

		Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$202,935,942	$183,666	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		48,072,519	642,600[a]	522,197 [a]
Oppenheimer Master Loan Fund, LLC		93,399,667	1,413,665 [b]	1,216,115 [b]

Total		$344,408,128	$2,239,931	$1,738,312

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Digital option becomes eligible for exercise if at expiration date spot exchange rate 1 is greater than or equal to 7.00 CNH per 1.00 USD and if spot exchange rate 2 is less than or equal to 120.00 JPY per 1.00 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,333,379,941	74.1%
United Kingdom	62,438,085	3.5
France	36,683,465	2.0
Netherlands	30,790,837	1.7
Indonesia	29,887,125	1.7
Mexico	28,391,557	1.6
Italy	25,775,068	1.4

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Geographic Holdings (Continued)	Value	Percent

Canada	$18,373,326	1.0%
Luxembourg	18,348,597	1.0
Spain	16,805,106	0.9
Supranational	16,335,087	0.9
Ireland	16,295,440	0.9
India	13,702,344	0.8
Germany	12,762,724	0.7
Peru	12,216,890	0.7
Kazakhstan	9,293,848	0.5
Brazil	8,792,241	0.5
Romania	7,973,903	0.5
Portugal	7,960,854	0.4
Belgium	7,603,115	0.4
Panama	7,311,712	0.4
Colombia	6,979,851	0.4
Switzerland	6,037,627	0.3
China	6,026,977	0.3
Denmark	4,897,194	0.3
Australia	4,614,461	0.3
Israel	4,549,589	0.3
Croatia	4,392,129	0.3
Uruguay	4,387,413	0.3
Russia	4,104,600	0.2
Austria	3,463,629	0.2
Hungary	3,062,506	0.2
Morocco	2,803,145	0.2
Turkey	2,722,185	0.2
Philippines	2,432,977	0.1
Jersey, Channel Islands	2,147,250	0.1
Serbia	1,830,467	0.1
United Arab Emirates	1,787,683	0.1
Greece	1,644,575	0.1
Japan	1,606,056	0.1
South Africa	1,566,816	0.1
Sweden	1,425,344	0.1
Jamaica	1,281,600	0.1
Singapore	711,170	0.0
Chile	699,303	0.0
South Korea	628,493	0.0
Thailand	550,487	0.0
Namibia	407,400	0.0
Finland	367,509	0.0
Eurozone	360,793	0.0
Bermuda	264,488	0.0

Total	$1,798,874,982	100.0%

Forward Currency Exchange Contracts as of March 31, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2016	CAD	36,760	USD	27,005	$1,300,820	$—
BAC	05/2016	NZD	12,600	USD	8,457	230,643	—
BAC	05/2016	USD	8,726	AUD	11,345	48,629	—
BAC	05/2016	USD	5,742	CAD	8,080	—	479,664
BAC	07/2016	USD	1,914	IDR	28,000,000	—	186,947
BAC	05/2016	USD	9,046	JPY	1,011,000	50,712	—
BAC	04/2016	USD	5,055	MYR	20,270	—	172,600
BNP	04/2016	BRL	19,970	USD	5,611	—	57,351
BNP	04/2016	COP	29,730,000	USD	8,852	1,049,783	—
BNP	04/2016	MXN	655,000	USD	35,478	2,429,263	—
BNP	04/2016	USD	4,994	BRL	19,970	—	559,935
BNP	04/2016	USD	12,744	MXN	234,300	—	816,079
BOA	05/2016	AUD	23,925	USD	17,534	765,324	—
BOA	05/2016	EUR	3,100	USD	3,429	103,840	—
BOA	05/2016	GBP	180	USD	258	787	—
BOA	04/2016	INR	1,238,000	USD	18,005	647,113	—
BOA	05/2016	JPY	3,888,000	USD	34,562	29,511	—
BOA	04/2016	MXN	131,800	USD	7,607	6,618	333
BOA	04/2016	PHP	411,000	USD	8,820	117,236	—

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	04/2016	SGD	10,250	USD	7,541	$63,239	$—
BOA	05/2016	USD	9,054	AUD	12,585	—	571,971
BOA	05/2016	USD	5,042	BRL	18,470	—	54,277
BOA	05/2016	USD	17,741	CAD	24,940	—	1,462,636
BOA	04/2016 - 05/2016	USD	83,223	EUR	76,765	—	4,259,272
BOA	05/2016	USD	62,984	GBP	41,415	3,493,897	—
BOA	04/2016	USD	7,592	INR	504,000	3,156	—
BOA	05/2016	USD	17,262	JPY	1,944,000	—	34,402
BOA	04/2016 - 06/2016	USD	8,812	MXN	168,000	337	910,683
BOA	05/2016	USD	5,478	NZD	8,335	—	268,520
BOA	04/2016 - 06/2016	USD	11,188	PHP	524,000	—	199,464
BOA	04/2016	USD	8,598	THB	303,000	—	10,417
BOA	04/2016	USD	7,565	TRY	21,810	—	136,705
CITNA-B	05/2016	AUD	12,570	USD	8,846	768,915	—
CITNA-B	05/2016	CAD	23,915	USD	17,583	832,060	—
CITNA-B	05/2016	EUR	11,625	USD	12,928	318,995	—
CITNA-B	05/2016	USD	8,963	AUD	12,605	—	678,623
CITNA-B	05/2016	USD	11,958	CAD	16,515	—	758,561
CITNA-B	05/2016	USD	18,996	EUR	17,295	—	711,569
CITNA-B	04/2016	USD	9,076	MXN	171,820	—	867,825
CITNA-B	05/2016	USD	8,507	NZD	12,615	—	190,675
CITNA-B	05/2016	USD	8,967	PLN	35,930	—	655,435
DEU	04/2016	BRL	11,930	USD	3,255	62,782	—
DEU	05/2016	EUR	2,870	USD	3,136	133,930	—
DEU	05/2016	USD	8,988	AUD	12,545	—	607,386
DEU	04/2016 - 05/2016	USD	6,375	BRL	23,940	13,268	270,180
DEU	05/2016	USD	2,182	EUR	1,980	—	74,017
GSCO-OT	05/2016	CAD	12,085	USD	8,732	573,916	—
GSCO-OT	04/2016	COP	29,444,580	USD	8,776	1,036,864	—
GSCO-OT	07/2016	IDR	77,347,000	USD	5,325	479,358	—
GSCO-OT	05/2016	INR	1,012,000	USD	14,677	511,963	—
GSCO-OT	04/2016	USD	18,560	COP	59,174,580	—	1,154,496
GSCO-OT	07/2016	USD	3,820	IDR	55,926,000	—	376,561
GSCO-OT	05/2016	USD	26,168	JPY	2,951,000	—	86,938
HSBC	05/2016	EUR	3,605	USD	3,894	214,034	—
HSBC	04/2016	INR	504,000	USD	7,562	26,463	—
HSBC	05/2016	SGD	230	USD	161	9,231	—
HSBC	05/2016	USD	5,764	EUR	5,215	—	178,877
HSBC	04/2016	USD	17,572	MXN	327,000	—	1,352,818
HSBC	04/2016 - 05/2016	USD	7,887	SGD	10,710	—	58,511
JPM	05/2016	AUD	25,175	USD	18,014	1,241,797	—
JPM	04/2016	BRL	29,470	USD	7,635	588,124	27,283
JPM	05/2016	CAD	12,270	USD	8,824	624,451	—
JPM	05/2016	EUR	20,285	USD	22,176	938,775	—
JPM	05/2016	GBP	2,800	USD	3,908	113,742	—
JPM	07/2016	IDR	6,579,000	USD	451	42,263	—
JPM	05/2016	JPY	2,018,000	USD	17,831	123,384	—
JPM	04/2016	MXN	175,700	USD	9,465	703,467	—
JPM	05/2016	PLN	35,930	USD	9,137	485,270	—
JPM	04/2016	RUB	17,100	USD	220	34,938	—
JPM	05/2016	USD	9,229	AUD	12,590	—	400,596
JPM	04/2016	USD	7,974	BRL	29,470	57,351	279,779
JPM	05/2016	USD	9,405	EUR	8,605	—	400,781
JPM	05/2016	USD	2,006	GBP	1,420	—	33,289
JPM	06/2016	USD	16,236	IDR	217,517,000	—	172,882
JPM	05/2016	USD	14,761	INR	1,012,000	—	427,826
JPM	05/2016	USD	17,396	MXN	318,400	—	948,412
JPM	04/2016	USD	5,039	MYR	20,510	—	249,678
JPM	04/2016	USD	8,799	PHP	409,000	—	91,064
JPM	04/2016 - 05/2016	USD	468	RUB	34,200	—	38,704
MSCO	05/2016	BRL	9,690	USD	2,659	14,905	—
MSCO	05/2016	EUR	2,770	USD	3,057	99,489	—
MSCO	05/2016	GBP	1,265	USD	1,819	—	1,408
MSCO	05/2016	JPY	1,018,000	USD	9,146	—	88,680
MSCO	04/2016	MXN	458,200	USD	25,462	1,055,858	—
MSCO	05/2016	USD	16,136	EUR	14,505	—	392,437

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
MSCO	05/2016	USD	4,507	GBP	3,155	$38,943	$63,692
MSCO	04/2016	USD	27,546	MXN	458,900	987,900	—
NOM	05/2016	EUR	3,095	USD	3,364	163,369	—
NOM	05/2016	GBP	2,160	USD	3,216	7,969	120,944
RBS	05/2016	AUD	12,585	USD	8,985	641,062	—
RBS	05/2016	CAD	3,690	USD	2,794	47,584	—
RBS	04/2016	COP	29,444,580	USD	9,742	70,912	—
RBS	05/2016	EUR	11,400	USD	12,762	228,368	—
RBS	05/2016	GBP	3,610	USD	5,148	37,378	—
RBS	05/2016	NZD	8,335	USD	5,401	345,219	—
RBS	05/2016	USD	9,058	AUD	12,585	—	567,881
RBS	05/2016	USD	38,104	CAD	51,310	—	1,405,216
RBS	04/2016	USD	8,808	COP	29,444,580	—	1,005,492
RBS	05/2016	USD	9,068	JPY	1,018,000	10,811	—
RBS	04/2016	USD	26,325	MXN	480,580	—	1,473,216
RBS	05/2016	USD	8,508	NZD	12,615	—	189,792
TDB	04/2016	BRL	4,880	USD	1,329	28,581	—
TDB	05/2016	CAD	12,125	USD	9,081	255,642	—
TDB	04/2016	COP	28,640,000	USD	8,681	863,625	—
TDB	04/2016	MXN	677,100	USD	35,679	3,507,438	—
TDB	04/2016	MYR	20,510	USD	4,946	343,246	—
TDB	04/2016	TRY	21,810	USD	7,640	61,576	—
TDB	04/2016 - 05/2016	USD	2,702	BRL	9,800	14,015	26,951
TDB	04/2016	USD	8,995	COP	28,640,000	—	550,069
TDB	05/2016	USD	28,141	EUR	26,075	—	1,571,872
TDB	05/2016	USD	851	GBP	560	46,770	—
TDB	04/2016	USD	18,281	INR	1,238,000	—	370,871
TDB	04/2016	USD	13,683	MXN	257,900	—	1,242,437

Total Unrealized Appreciation and Depreciation						$29,146,909	$30,344,980

Futures Contracts as of March 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-Bundesobligation	EUX	Sell	6/08/16	11	$2,044,260	$(137)
United States Treasury Long Bonds	CBT	Buy	6/21/16	36	5,919,750	66,702
United States Treasury Long Bonds	CBT	Sell	6/21/16	88	14,470,500	(24,830)
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/16	97	12,647,891	56,925
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	675	88,013,672	(410,491)
United States Treasury Nts., 2 yr.	CBT	Buy	6/30/16	459	100,406,250	106,289
United States Treasury Nts., 5 yr.	CBT	Sell	6/30/16	18	2,180,953	(20,683)
United States Ultra Bonds	CBT	Buy	6/21/16	197	33,988,656	(280,194)

						$(506,419)

Over-the-Counter Options Written at March 31, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
AUD Currency Put	BNP	USD	0.713	6/2/16	AUD	(22,700,000)	$44,719	$(47,942)
EUR Currency Call	BAC	USD	1.161	6/14/16	EUR	(19,000,000)	125,682	(212,496)
EUR Currency Put	BAC	USD	1.066	6/14/16	EUR	(19,000,000)	111,599	(34,029)

Total Over-the-Counter Options Written							$282,000	$(294,467)

Centrally Cleared Credit Default Swaps at March 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.EM 25	Buy	1.000%	6/20/21	USD	3220.00	$(304,648)	$276,883
CDX.EM 25	Buy	1.000	6/20/21	USD	14825.00	(1,298,011)	1,274,781
CDX.HY.25	Buy	5.000	12/20/20	USD	8750.00	19,639	(251,811)

Total Cleared Credit Default Swaps						$(1,583,020)	$1,299,853

Over-the-Counter Credit Default Swaps at March 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,738)	$130,631
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	5,807

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	125	$(60)	$5,807
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	10,005
Federative Republic of Brazil	BNP	Buy	1.000	12/20/20	USD	840	(133,264)	83,192
Federative Republic of Brazil	BNP	Buy	1.000	6/20/21	USD	840	(112,265)	97,999
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	(33,633)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(140,078)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,651	(140,078)
Malaysia	BOA	Buy	1.000	12/20/20	USD	705	(36,881)	12,915
Malaysia	BOA	Buy	1.000	12/20/20	USD	385	(26,693)	7,053
Malaysia	BOA	Buy	1.000	12/20/20	USD	765	(40,897)	14,014
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	765	(48,374)	14,014
Republic of Peru	BNP	Buy	1.000	12/20/20	USD	964	(27,540)	21,224
Republic of South Africa	BOA	Buy	1.000	12/20/20	USD	1,890	(198,110)	147,106
Republic of South Africa	HSBC	Buy	1.000	12/20/20	USD	1,890	(217,553)	147,106
Russian Federation	BNP	Buy	1.000	12/20/20	USD	765	(81,669)	55,105
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(12,011)

Total Over-the-Counter Credit Default Swaps							$(545,981)	$426,178

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$1,740,000		$—		BBB
Investment Grade Single Name Corporate Debt	500,000	EUR	—		BBB- to BBB
Non-Investment Grade Sovereign Debt	$2,140,000		$1,680,000		B- to BB

Total USD	$3,880,000		$—

Total EUR	500,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at March 31, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
DEU	Pay	BZDI	14.080%	1/2/19	BRL	52,880	$53,803
GSG	Pay	BZDI	14.080	1/2/19	BRL	51,620	52,521
GSG	Pay	BZDI	14.160	1/4/21	BRL	18,130	28,195

Total Over-the-Counter Interest Rate Swaps							$134,519

Over-the-Counter Interest Rate Swaptions Written at March 31, 2016

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 1/30/19 Call	BAC	Receive	Three-Month USD BBA LIBOR	0.900%	1/26/17	USD		504,910	$1,325,389	$(1,639,766)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Counterparty Abbreviations (Continued)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CDX.EM.25	Markit CDX Emerging Markets Index
CDX.HY.25	Markit CDX High Yield Index
FRO 1	Floating Rate Option 30 yr. Rate
FRO 2	Floating Rate Option 10 yr. Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 139,825 shares with net assets of $12,450,499 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$114,713,833	$16,335,087	$131,048,920
Mortgage-Backed Obligations	—	296,544,213	16,686	296,560,899
U.S. Government Obligations	—	31,801,054	—	31,801,054
Foreign Government Obligations	—	91,856,052	—	91,856,052
Corporate Loans	—	8,300,143	7,452	8,307,595
Corporate Bonds and Notes	—	880,284,395	29,586	880,313,981
Common Stocks	1,180,879	—	15	1,180,894
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	7,037,257	2,196,374	9,233,631
Investment Companies	202,935,942	—	—	202,935,942
Over-the-Counter Options Purchased	—	349,710	—	349,710
Over-the-Counter Interest Rate Swaptions Purchased	—	3,814,118	—	3,814,118

Total Investments, at Value	204,116,821	1,434,700,775	18,585,200	1,657,402,796
Other Financial Instruments:
Swaps, at value	—	886,497	—	886,497
Centrally cleared swaps, at value	—	1,551,664	—	1,551,664
Futures contracts	229,916	—	—	229,916
Forward currency exchange contracts	—	29,146,909	—	29,146,909

Total Assets excluding investment companies valued using practical expedient	$204,346,737	$1,466,285,845	$18,585,200	$1,689,217,782

Investment companies valued using practical expedient				141,472,186

Total Assets				$1,830,689,968

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(325,800)	$—	$(325,800)
Centrally cleared swaps, at value	—	(251,811)	—	(251,811)
Options written, at value	—	(294,467)	—	(294,467)
Futures contracts	(736,335)	—	—	(736,335)
Forward currency exchange contracts	—	(30,344,980)	—	(30,344,980)
Swaptions written, at value	—	(1,639,766)	—	(1,639,766)

Total Liabilities	$(736,335)	$(32,856,824)	$—	$(33,593,159)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 8.8% of Master Loan and 15.7% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$118,338,830

Sold securities	15,182,114

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price.

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.
Information concerning securities not accruing interest at period end is as follows:

Cost	$15,675,559
Market Value	$2,748,758
Market Value as % of Net Assets	0.16%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $402,496,931 and $613,618,631, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $134,486,229 and $100,600,989 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $184,600 and $905,265 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $348,984 and $434,373 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	64,770,515,000	$2,061,032
Options written	46,362,900,000	824,136
Options closed or expired	(90,650,000)	(172,868)
Options exercised	(110,982,065,000)	(2,430,300)

Options outstanding as of March 31, 2016	60,700,000	$282,000

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $15,569,027 and $30,329,397 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $6,721,770 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund held no outstanding currency swap contracts.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $24,439,520 and $45,995,261 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,811,947 and $2,728,173 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of December 31, 2015	362,297,441	$1,043,474
Swaptions written	1,411,090,000	4,109,289
Swaptions closed or expired	(362,297,441)	(1,043,475)
Swaptions exercised	(906,180,000)	(2,783,899)

Swaptions outstanding as of March 31, 2016	504,910,000	$1,325,389

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $10,413,602.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,865,590,120
Federal tax cost of other investments	47,281,499

Total federal tax cost	$1,912,871,619

Gross unrealized appreciation	$58,432,811
Gross unrealized depreciation	(127,444,741)

Net unrealized depreciation	$(69,011,930)

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—85.4%
Consumer Discretionary—10.5%
Auto Components—0.6%
Lear Corp.	455	$50,582
Automobiles—3.6%
Ford Motor Co.[1]	11,195	151,133
General Motors Co.	4,435	139,392
		290,525
Hotels, Restaurants & Leisure—0.9%
Extended Stay America, Inc.	4,375	71,312
Household Durables—3.1%
Beazer Homes USA, Inc.[2]	4,000	34,880
CalAtlantic Group, Inc.	2,642	88,296
MDC Holdings, Inc.	3,040	76,182
PulteGroup, Inc.	2,425	45,372
		244,730
Media—0.2%
Comcast Corp., Cl. A	139	8,490
Viacom, Inc., Cl. B	175	7,224
		15,714
Multiline Retail—1.1%
J.C. Penney Co., Inc.[2]	1,005	11,115
Kohl’s Corp.	1,050	48,941
Macy’s, Inc.	620	27,336
		87,392
Specialty Retail—1.0%
Best Buy Co., Inc.	2,000	64,880
Staples, Inc.	1,200	13,236
		78,116
Consumer Staples—4.8%
Beverages—0.9%
Coca-Cola Co. (The)	865	40,127
Molson Coors Brewing Co., Cl. B	345	33,182
		73,309
Food & Staples Retailing—1.2%
Walgreens Boots Alliance, Inc.	80	6,739
Wal-Mart Stores, Inc.	1,325	90,749
		97,488
Food Products—1.2%
B&G Foods, Inc.	180	6,266
Kraft Heinz Co. (The)	1,105	86,809
		93,075
Household Products—0.5%
Procter & Gamble Co. (The)	465	38,274
Tobacco—1.0%
Philip Morris International, Inc.	825	80,941
Energy—7.2%
Oil, Gas & Consumable Fuels—7.2%
BP plc, Sponsored ADR	2,600	78,468
Chevron Corp.	1,865	177,921
Exxon Mobil Corp.	1,350	112,846
Kinder Morgan, Inc.	1,375	24,558
Marathon Oil Corp.	3,150	35,091
Royal Dutch Shell plc, Cl. A, Sponsored ADR	2,750	133,238
Williams Cos., Inc. (The)	1,075	17,275
		579,397
Financials—30.2%
Capital Markets—4.2%
Goldman Sachs Group, Inc. (The)	915	143,637
KKR & Co. LP3	6,105	89,682

	Shares	Value
Capital Markets (Continued)
Morgan Stanley	4,150	$103,792
		337,111
Commercial Banks—11.6%
Bank of America Corp.	5,000	67,600
Citigroup, Inc.[1]	8,875	370,531
JPMorgan Chase & Co.	5,300	313,866
Wells Fargo & Co.	3,625	175,305
		927,302
Insurance—7.3%
American International Group, Inc.	1,400	75,670
Assured Guaranty Ltd.	9,675	244,777
Chubb Ltd.	30	3,575
MBIA, Inc.[2]	10,015	88,633
MetLife, Inc.	3,885	170,707
		583,362
Real Estate Investment Trusts (REITs)—5.7%
Apollo Commercial Real Estate Finance, Inc.	2,850	46,455
Blackstone Mortgage Trust, Inc., Cl. A	1,925	51,705
Colony Capital, Inc., Cl. A	4,550	76,303
Communications Sales & Leasing, Inc.	3,650	81,213
iStar, Inc.[2]	4,585	44,291
NorthStar Realty Finance Corp.	1,700	22,304
Starwood Property Trust, Inc.	4,600	87,078
Two Harbors Investment Corp.	5,290	42,003
		451,352
Thrifts & Mortgage Finance—1.4%
MGIC Investment Corp.[2]	4,750	36,433
Radian Group, Inc.	6,356	78,814
		115,247
Health Care—10.7%
Biotechnology—1.3%
AbbVie, Inc.	1,865	106,529
Health Care Equipment & Supplies—1.4%
Medtronic plc	1,515	113,625
Health Care Providers & Services—0.1%
UnitedHealth Group, Inc.	76	9,797
Pharmaceuticals—7.9%
Allergan plc[2]	265	71,028
Johnson & Johnson	1,095	118,479
Merck & Co., Inc.	3,675	194,444
Pfizer, Inc.[1]	5,240	155,314
Roche Holding AG, Sponsored ADR	2,135	65,384
Teva Pharmaceutical Industries Ltd., Sponsored ADR	465	24,882
		629,531
Industrials—5.4%
Aerospace & Defense—0.3%
General Dynamics Corp.	65	8,539
United Technologies Corp.	175	17,518
		26,057
Airlines—1.8%
United Continental Holdings, Inc.[2]	2,420	144,861
Commercial Services & Supplies—1.0%
R.R. Donnelley & Sons Co.	4,875	79,950
Electrical Equipment—0.5%
Eaton Corp. plc	605	37,849
General Cable Corp.	250	3,052
		40,901
Industrial Conglomerates—1.5%
General Electric Co.[1]	3,725	118,418

1      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Road & Rail—0.3%
CSX Corp.	760	$19,570
Information Technology—8.4%
Communications Equipment—1.2%
Cisco Systems, Inc.	3,275	93,239
Internet Software & Services—0.8%
Alphabet, Inc., Cl. C2	90	67,046
IT Services—0.1%
International Business Machines Corp.	33	4,998
Semiconductors & Semiconductor Equipment—1.2%
Cypress Semiconductor Corp.	2,175	18,835
Intel Corp.	465	15,043
QUALCOMM, Inc.	1,250	63,925
		97,803
Software—2.1%
Microsoft Corp.[1]	2,780	153,539
Oracle Corp.	460	18,819
		172,358
Technology Hardware, Storage & Peripherals—3.0%
Apple, Inc.	1,670	182,013
EMC Corp.	1,275	33,979
HP, Inc.	850	10,472
Seagate Technology plc	400	13,780
		240,244
Materials—1.8%
Chemicals—0.6%
LyondellBasell Industries NV, Cl. A	425	36,371
Monsanto Co.	89	7,809
		44,180
Containers & Packaging—0.6%
International Paper Co.	1,250	51,300
Paper & Forest Products—0.6%
Domtar Corp.	1,160	46,980
Telecommunication Services—3.9%
Diversified Telecommunication Services—3.9%
AT&T, Inc.	4,375	171,368
CenturyLink, Inc.	2,250	71,910
Frontier Communications Corp.	11,925	66,661
		309,939
Utilities—2.5%
Electric Utilities—2.1%
American Electric Power Co., Inc.	1,176	78,086
PPL Corp.	2,250	85,658
		163,744
Independent Power and Renewable Electricity Producers—0.4%
NRG Energy, Inc.	2,550	33,175
Total Common Stocks (Cost $6,510,372)		6,829,474
Preferred Stocks—8.1%
Allergan plc, 5.50% Cv., Series A	91	83,642

	Shares	Value
Preferred Stocks (Continued)
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	1,000	$26,490
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,300	35,945
Dominion Resources, Inc., 6.375% Cv.	495	24,898
Exelon Corp., 6.50% Cv.	1,225	60,307
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	1,335	139,374
iStar, Inc., 4.50% Cv., Non-Vtg.	2,100	88,641
Post Holdings, Inc., 5.25% Cv.	735	92,386
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	106	93,697
Total Preferred Stocks (Cost $655,472)		645,380

	Units
Rights, Warrants and Certificates—0.0%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[2] (Cost $14,648)	4,065	148
	Principal Amount
Non-Convertible Corporate Bonds and Notes—0.7%
Frontier Communications Corp., 11% Sr. Unsec. Nts., 9/15/25[4]	$18,000	18,157
J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	38,500	37,538
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	3,000	2,235
Total Non-Convertible Corporate Bonds and Notes (Cost $50,802)		57,930
Convertible Corporate Bonds and Notes—4.5%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	97,000	53,350
MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	55,000	69,541
9.00% Cv. Jr. Sub. Nts., 4/1/63[4]	21,000	24,163
Micron Technology, Inc., 3% Cv. Sr.
Unsec. Nts., 11/15/43	132,000	90,585
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	72,000	43,290
4.75% Cv. Sr. Sub. Nts., 4/15/19	131,000	78,600
Total Convertible Corporate Bonds and Notes (Cost $506,613)		359,529

	Shares
Structured Security—0.2%
Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17 (Cost $16,983)	450	14,935
Investment Company—0.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[6,7] (Cost $73,378)	73,378	73,378
Total Investments, at Value (Cost $7,828,268)	99.8%	7,980,774
Net Other Assets (Liabilities)	0.2	14,564
Net Assets	100.0%	$7,995,338

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $219,407. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $42,320 or 0.53% of the Fund’s net assets at period end.

5. Represents the current interest rate for a variable or increasing rate security.

6. Rate shown is the 7-day yield at period end.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

2      OPPENHEIMER EQUITY INCOME FUND/VA

Footnotes to Statement of Investments (Continued)

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	60,375	357,673	344,670	73,378

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$73,378	$ 32

Exchange-Traded Options Written at March 31, 2016
Description	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
American Electric Power Co., Inc. Call	USD	65.000	4/15/16	USD	(4)	$296	$(620)
American Electric Power Co., Inc. Call	USD	67.500	5/20/16	USD	(5)	356	(475)
AT&T, Inc. Call	USD	39.000	5/20/16	USD	(10)	606	(690)
Best Buy Co., Inc. Call	USD	31.550	4/15/16	USD	(2)	176	(256)
CenturyLink, Inc. Call	USD	30.000	4/15/16	USD	(5)	781	(1,005)
Chevron Corp. Call	USD	95.000	5/20/16	USD	(1)	332	(340)
Chevron Corp. Call	USD	95.000	4/15/16	USD	(4)	1,226	(756)
Coca-Cola Co. (The) Call	USD	45.000	4/15/16	USD	(2)	161	(292)
General Electric Co. Call	USD	32.000	4/15/16	USD	(5)	55	(135)
LyondellBasell Industries NV Call	USD	92.500	4/15/16	USD	(1)	84	(10)
Marathon Oil Corp. Call	USD	11.500	4/15/16	USD	(2)	152	(90)
Marathon Oil Corp. Call	USD	11.000	5/20/16	USD	(1)	67	(123)
MBIA, Inc. Call	USD	9.000	4/15/16	USD	(5)	330	(133)
NRG Energy, Inc. Call	USD	13.000	4/15/16	USD	(5)	389	(275)
Philip Morris International, Inc. Call	USD	99.000	4/15/16	USD	(5)	231	(335)
PPL Corp. Call	USD	38.000	4/15/16	USD	(5)	204	(200)

Total of Exchange-Traded Options Written						$5,446	$(5,735)

3      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

4      OPPENHEIMER EQUITY INCOME FUND/VA

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

5      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$838,371	$—	$—	$838,371
Consumer Staples	383,087	—	—	383,087
Energy	579,397	—	—	579,397
Financials	2,414,374	—	—	2,414,374
Health Care	859,482	—	—	859,482
Industrials	429,757	—	—	429,757
Information Technology	675,688	—	—	675,688
Materials	142,460	—	—	142,460
Telecommunication Services	309,939	—	—	309,939
Utilities	196,919	—	—	196,919
Preferred Stocks	556,739	88,641	—	645,380
Rights, Warrants and Certificates	148	—	—	148
Non-Convertible Corporate Bonds and Notes	—	57,930	—	57,930
Convertible Corporate Bonds and Notes	—	359,529	—	359,529
Structured Security	—	14,935	—	14,935
Investment Company	73,378	—	—	73,378
Total Assets	$7,459,739	$521,035	$—	$7,980,774

Liabilities Table
Other Financial Instruments:
Options written, at value	$(5,735)	$—	$—	$(5,735)
Total Liabilities	$(5,735)	$—	$—	$(5,735)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

	Transfers out of Level 2*	Transfers into Level 1*
Assets Table
Investments, at Value:
Preferred Stocks	$(126,635)	$126,635
Total Assets	$(126,635)	$126,635

*Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the

6      OPPENHEIMER EQUITY INCOME FUND/VA

4. Investments and Risks (Continued)

partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives,

7      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $91 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,216 and $2,117 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts Amount of Premiums

Options outstanding as of December 31, 2015	49	$9,487
Options written	121	13,676
Options closed or expired	(60)	(5,599)
Options exercised	(48)	(12,118)

Options outstanding as of March 31, 2016	62	$5,446

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or

8      OPPENHEIMER EQUITY INCOME FUND/VA

6. Use of Derivatives (Continued)

clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$7,887,781
Federal tax cost of other investments	(5,446)

Total federal tax cost	$7,882,335

Gross unrealized appreciation	$753,915
Gross unrealized depreciation	(661,211)

Net unrealized appreciation	$92,704

9      OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—31.8%
Consumer Discretionary—1.4%
Diversified Consumer Services—0.1%
Apollo Education Group, Inc.[1]	40,751	$334,769
Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.	27,725	1,273,964
Fujita Kanko, Inc.	33,000	170,039
Hilton Worldwide Holdings, Inc.	5,860	131,967
		1,575,970
Household Durables—0.0%
Sekisui House SI Residential Investment Corp.	193	198,250
Media—0.4%
Carmike Cinemas, Inc.[1]	13,150	395,026
DISH Network Corp., Cl. A1	17,463	807,838
Journal Media Group, Inc.	33,300	398,268
		1,601,132
Multiline Retail—0.4%
Target Corp.[2]	21,095	1,735,697
Textiles, Apparel & Luxury Goods—0.1%
Tumi Holdings, Inc.[1]	14,748	395,541
Consumer Staples—1.3%
Beverages—0.3%
Coca-Cola Co. (The)	25,800	1,196,862
Food & Staples Retailing—0.2%
Fresh Market, Inc. (The)[1]	13,861	395,454
Rite Aid Corp.[1]	44,532	362,936
		758,390
Tobacco—0.8%
Altria Group, Inc.	32,102	2,011,512
Philip Morris International, Inc.	15,420	1,512,856
		3,524,368
Energy—6.8%
Energy Equipment & Services—0.2%
Schlumberger Ltd.	9,378	691,627
Vantage Drilling International[1]	447	50,288
		741,915
Oil, Gas & Consumable Fuels—6.6%
Buckeye Partners LP3	16,255	1,104,365
Canadian Natural Resources Ltd.	14,945	404,248
Chevron Corp.	8,044	767,397
Columbia Pipeline Group, Inc.	15,611	391,836
ConocoPhillips	26,863	1,081,773
Energy Transfer Equity LP3	123,420	879,985
Energy Transfer Partners LP3	52,776	1,706,776
Enterprise Products Partners LP3	81,595	2,008,869
EOG Resources, Inc.	9,545	692,776
EQT Midstream Partners LP3	11,635	865,993
Genesis Energy LP3	20,355	647,085
Magellan Midstream Partners LP3	31,455	2,164,104
MPLX LP3	27,907	828,559
NGL Energy Partners LP3	35,415	266,321
Noble Energy, Inc.	36,334	1,141,251
NuStar Energy LP3	1,480	59,792
NuStar GP Holdings LLC[3]	22,600	468,498
Occidental Petroleum Corp.	11,367	777,844
Plains All American Pipeline LP3	37,140	778,826
Plains GP Holdings LP, Cl. A	27,300	237,237
Shell Midstream Partners LP3	16,401	600,441
Sunoco Logistics Partners LP3	84,400	2,115,908
Tallgrass Energy GP LP, Cl. A	50,418	931,725
Tallgrass Energy Partners LP3	12,100	463,672
Targa Resources Corp.[2]	22,712	678,180
TC PipeLines LP3	37,065	1,787,274

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Tesoro Logistics LP3	17,160	$783,526
TransMontaigne Partners LP3	9,505	348,358
Valero Energy Corp.	6,541	419,540
Western Gas Partners LP3	10,965	475,991
Williams Cos., Inc. (The)	33,620	540,273
Williams Partners LP3	34,227	699,942
		27,118,365
Financials—8.4%
Capital Markets—0.2%
Goldman Sachs Group, Inc. (The)	4,623	725,718
Commercial Banks—1.0%
Banner Corp.	566	23,795
Camden National Corp.	176	7,392
Citigroup, Inc.	20,260	845,855
JPMorgan Chase & Co.	19,645	1,163,377
M&T Bank Corp.[2]	15,255	1,693,305
Wells Fargo & Co.	7,790	376,724
		4,110,448
Diversified Financial Services—0.0%
Tiptree Financial, Inc., Cl. A	596	3,397
Insurance—1.1%
Allstate Corp. (The)	12,290	827,977
Chubb Ltd.	20,725	2,469,384
Enstar Group Ltd.[1]	308	50,075
Fidelity & Guaranty Life	15,120	396,749
Phoenix Cos., Inc. (The)[1]	10,536	388,146
Unum Group[2]	11,010	340,429
		4,472,760
Real Estate Investment Trusts (REITs)—5.0%
Acadia Realty Trust	8,730	306,685
American Assets Trust, Inc.	13,015	519,559
American Campus Communities, Inc.	9,400	442,646
Blackstone Mortgage Trust, Inc., Cl. A	53,685	1,441,979
Boston Properties, Inc.	3,740	475,279
Chesapeake Lodging Trust	10,950	289,737
CyrusOne, Inc.	4,030	183,970
Derwent London plc	5,920	267,052
Digital Realty Trust, Inc.	5,810	514,127
Duke Realty Corp.	13,610	306,769
Equinix, Inc.	1,210	400,159
Equity One, Inc.	6,640	190,302
Equity Residential	5,180	388,655
Essex Property Trust, Inc.	1,660	388,208
Eurocommercial Properties NV	3,438	160,545
Extra Space Storage, Inc.	6,890	643,939
FelCor Lodging Trust, Inc.	29,070	236,048
Fortune Real Estate Investment Trust	177,000	189,605
Frasers Centrepoint Trust	92,000	136,507
GLP J-Reit	170	193,574
Goodman Group	99,600	507,618
GPT Group (The)	28,200	107,751
Great Portland Estates plc	29,880	311,438
Hammerson plc	26,290	217,675
Highwoods Properties, Inc.	4,840	231,400
Invincible Investment Corp.	506	378,836
Kilroy Realty Corp.	5,330	329,767
Kimco Realty Corp.	10,890	313,414
Klepierre	6,750	322,513
Land Securities Group plc	30,120	474,412
LaSalle Logiport REIT[1]	140	135,217
Macerich Co. (The)	14,145	1,120,850
Paramount Group, Inc.	20,690	330,006
Physicians Realty Trust	11,240	208,839
Prologis, Inc.	10,960	484,213
Public Storage	3,010	830,248
Regency Centers Corp.	6,740	504,489

1      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Simon Property Group, Inc.	6,060	$1,258,601
SL Green Realty Corp.	1,510	146,289
Starwood Property Trust, Inc.	81,820	1,548,853
Sun Communities, Inc.	1,890	135,343
Tanger Factory Outlet Centers, Inc.	5,050	183,770
Taubman Centers, Inc.	3,680	262,126
Unibail-Rodamco SE	2,571	705,425
Vastned Retail NV	2,323	103,935
Ventas, Inc.	5,890	370,834
Vicinity Centres	105,700	258,283
Welltower, Inc.	8,980	622,673
Westfield Corp.	56,507	432,234
		20,512,397
Real Estate Management & Development—1.1%
CapitaLand Ltd.	103,000	234,505
Cheung Kong Property Holdings Ltd.	26,000	167,367
China Resources Land Ltd.	88,000	225,507
City Developments Ltd.	16,000	96,942
Daiwa House Industry Co. Ltd.	10,400	291,608
Hang Lung Properties Ltd.	75,000	143,463
Helical Bar plc	26,890	148,752
Henderson Land Development Co. Ltd.	31,000	190,143
Hongkong Land Holdings Ltd.	29,000	173,653
Hufvudstaden AB, Cl. A	10,086	159,775
Mitsubishi Estate Co. Ltd.	21,100	390,858
Mitsui Fudosan Co. Ltd.	24,000	596,763
Sino Land Co. Ltd.	128,000	203,422
Sun Hung Kai Properties Ltd.	33,000	403,288
Swire Properties Ltd.	50,800	137,836
Unite Group plc (The)	28,720	261,769
Vonovia SE	13,481	485,042
		4,310,693
Thrifts & Mortgage Finance—0.0%
Essent Group Ltd.[1]	2,062	42,890
Health Care—3.1%
Biotechnology—0.2%
Baxalta, Inc.	22,545	910,818
Chelsea Therapeutics, Inc.[1,4]	10,531	—
Dyax Corp.[1,4]	10,770	108
		910,926
Health Care Equipment & Supplies—0.2%
Alere, Inc.[1]	6,959	352,195
Medtronic plc	7,872	590,400
		942,595
Health Care Providers & Services—1.2%
Express Scripts Holding Co.[1,2]	12,820	880,606
HCA Holdings, Inc.[1]	4,235	330,542
UnitedHealth Group, Inc.[2]	21,605	2,784,884
Universal Health Services, Inc., Cl. B	7,155	892,372
		4,888,404
Life Sciences Tools & Services—0.1%
Affymetrix, Inc.[1]	27,987	392,098
Pharmaceuticals—1.4%
Allergan plc[1,2]	5,020	1,345,510
Ambit Biosciences Corp.[1,4]	10,347	6,208
Durata Therapeutics[1,4]	6,530	—
Merck & Co., Inc.	27,855	1,473,808
Novartis AG, ADR	18,220	1,319,857
Roche Holding AG	6,274	1,539,536
Teva Pharmaceutical Industries Ltd.[1]	10	—
		5,684,919
Industrials—3.7%
Aerospace & Defense—1.9%
Honeywell International, Inc.[2]	28,160	3,155,328

	Shares	Value
Aerospace & Defense (Continued)
L-3 Communications Holdings, Inc.	3,210	$380,385
Lockheed Martin Corp.	10,165	2,251,548
Northrop Grumman Corp.	9,090	1,798,911
Raytheon Co.	3,080	377,700
		7,963,872
Airlines—0.1%
United Continental Holdings, Inc.[1]	8,660	518,388
Building Products—0.0%
Griffon Corp.	794	12,267
Commercial Services & Supplies—0.8%
ADT Corp. (The)	9,098	375,383
Republic Services, Inc., Cl. A	41,520	1,978,428
Tyco International plc[2]	22,525	826,893
		3,180,704
Electrical Equipment—0.1%
PowerSecure International, Inc.[1]	20,828	389,276
Industrial Conglomerates—0.4%
General Electric Co.[2]	45,280	1,439,451
Machinery—0.2%
Blount International, Inc.[1]	40,031	399,509
Flowserve Corp.	7,690	341,513
		741,022
Road & Rail—0.2%
Union Pacific Corp.	9,960	792,318
Information Technology—3.4%
Communications Equipment—0.4%
Juniper Networks, Inc.	42,860	1,093,358
Telefonaktiebolaget LM Ericsson, Cl. B	50,157	501,731
		1,595,089
Electronic Equipment, Instruments, & Components—0.5%
Checkpoint Systems, Inc.[1]	38,629	390,925
Ingram Micro, Inc., Cl. A	9,972	358,095
Multi-Fineline Electronix, Inc.[1,2]	16,278	377,812
Newport Corp.[1]	16,990	390,770
Rofin-Sinar Technologies, Inc.[1]	12,207	393,310
		1,910,912
Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1,2	4,246	3,239,273
Benefitfocus, Inc.[1]	454	15,141
Endurance International Group Holdings, Inc.[1]	1,765	18,586
Limelight Networks, Inc.[1]	2,083	3,770
		3,276,770
IT Services—0.0%
MoneyGram International, Inc.[1]	1,284	7,858
Semiconductors & Semiconductor Equipment—1.1%
Fairchild Semiconductor International, Inc., Cl. A1	22,982	459,640
Mattson Technology, Inc.[1]	106,486	388,674
Microsemi Corp.[1]	2,935	112,440
QUALCOMM, Inc.[2]	32,840	1,679,438
Xilinx, Inc.	37,385	1,773,170
		4,413,362
Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	20,000	2,179,800
Hutchinson Technology, Inc.[1,2]	111,713	408,870
		2,588,670
Materials—1.6%
Chemicals—1.0%
Airgas, Inc.	2,812	398,292
Celanese Corp., Cl. A2	17,230	1,128,565

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Chemicals (Continued)
LyondellBasell Industries NV, Cl. A	8,023	$686,608
Methanex Corp.	31,730	1,019,168
Valspar Corp. (The)	3,640	389,553
Westlake Chemical Partners LP3	22,463	442,521
		4,064,707
Containers & Packaging—0.6%
Packaging Corp. of America	13,320	804,528
Sonoco Products Co.[2]	31,420	1,526,069
		2,330,597
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
AT&T, Inc.[2]	62,180	2,435,591
BCE, Inc.	27,865	1,268,972
		3,704,563
Wireless Telecommunication Services—0.0%
NII Holdings, Inc.[1]	605	3,345
Utilities—1.2%
Electric Utilities—0.9%
Edison International	25,985	1,868,061
Empire District Electric Co. (The)	10,933	361,336
PPL Corp.	40,425	1,538,980
		3,768,377
Gas Utilities—0.2%
Piedmont Natural Gas Co., Inc.	6,529	390,630
Questar Corp.	15,462	383,458
		774,088
Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust	52,072	109
NRG Energy, Inc.	171	2,228
		2,337
Multi-Utilities—0.1%
CMS Energy Corp.	12,300	522,012
Total Common Stocks (Cost $137,258,051)		130,178,489
Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	346,800
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	489,250
Total Preferred Stocks (Cost $845,454)		836,050
	Principal Amount
Asset-Backed Securities—4.3%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.701%, 5/10/32[5,6]	$417,628	411,973
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.706%, 6/15/32[5,6]	4,365,098	3,518,269
Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 1.733%, 3/25/37[5,6]	1,600,000	1,466,068
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.736%, 9/15/41[5,6]	1,910,164	1,279,787
GSAMP Trust, Series 2005-HE4, Cl. M3, 0.953%, 7/25/45[6]	1,400,000	1,132,909
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.883%, 12/25/35[6]	1,836,000	1,603,285
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.813%, 12/25/35[6]	1,780,000	1,450,592
New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 1.153%, 3/25/35[6]	972,964	827,043
Raspro Trust, Series 2005-1A, Cl. G, 1.023%, 3/23/24[5,6]	2,514,520	2,407,371

	Principal Amount		Value
Asset-Backed Securities (Continued)
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.883%, 10/25/35[6]		$4,250,000	$3,456,531
Total Asset-Backed Securities (Cost $18,384,511)			17,553,828
Mortgage-Backed Obligation—0.5%
RAMP Trust, Series 2005-RS6, Cl. M4, 1.083%, 6/25/35[6] (Cost $2,045,171)		2,300,000	1,974,609
Foreign Government Obligation—2.1%
Federative Republic of Brazil Unsec. Bonds, 13.495%, 7/1/16[10] (Cost $9,684,775)	BRL	32,000,000	8,610,297
Non-Convertible Corporate Bonds and Notes—10.0%
Consumer Discretionary—1.4%
Auto Components—0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		350,000	333,900
Diversified Consumer Services—0.1%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]		400,000	296,000
Hotels, Restaurants & Leisure—0.3%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		250,000	260,300
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[5]		300,000	306,750
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22		250,000	280,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[5]		250,000	236,562
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]		200,000	189,500
			1,273,737
Media—0.8%
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[5]		250,000	247,270
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[5]		200,000	204,000
6.50% Sr. Unsec. Nts., 4/30/21		250,000	259,577
CCO Safari II LLC, 4.908% Sr. Sec. Nts., 7/23/25[5]		300,000	317,026
Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22		300,000	300,000
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22		350,000	332,500
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21		350,000	245,000
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[5]		400,000	392,000
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]		350,000	368,266
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[5]		300,000	297,000
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]		400,000	393,120
			3,355,759
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[5]		250,000	266,094

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail—0.0%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	$200,000	$143,500
Consumer Staples—0.3%
Food & Staples Retailing—0.1%
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[5]	250,000	265,938
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19	300,000	309,375
		575,313
Food Products—0.2%
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	176,000
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]	250,000	253,437
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	400,000	424,500
		853,937
Energy—1.5%
Energy Equipment & Services—0.0%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	90,000	38,475
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[4,7]	250,000	—
Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	6,930
		45,405
Oil, Gas & Consumable Fuels—1.5%
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21[7]	300,000	2,437
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	300,000	295,500
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[5]	250,000	219,975
Denbury Resources, Inc.: 4.625% Sr. Sub. Nts., 7/15/23	100,000	42,500
5.50% Sr. Sub. Nts., 5/1/22	100,000	45,500
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	178,281
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[5]	250,000	244,566
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	350,000	63,000
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	250,000	29,457
Lukoil International Finance BV:
4.563% Sr. Unsec. Unsub. Nts., 4/24/23[5]	250,000	239,661
6.125% Sr. Unsec. Nts., 11/9/20[5]	2,729,000	2,885,918
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	350,000	339,938
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[5,7]	400,000	70,000
Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[5]	250,000	246,875
Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	82,345
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	200,000	92,100
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	300,000	289,875
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	29,063
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	304,437

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[5]	$250,000	$245,000
		5,946,428
Financials—3.4%
Capital Markets—0.1%
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[6,8]	89,000	63,902
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	400,000	414,000
		477,902
Commercial Banks—2.9%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[5]	200,000	195,480
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	200,000	171,000
Banco Bradesco SA (Cayman Islands), 5.90% Sub. Nts., 1/16/21[5]	250,000	260,500
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[5]	100,000	77,500
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	600,000	609,000
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K6,8	1,666,000	1,632,680
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	400,000	408,044
Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[6,8]	1,783,000	1,725,052
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	250,000	234,063
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,6]	200,000	204,885
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[5]	300,000	290,310
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[6,8]	1,653,000	1,655,066
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[6,8]	250,000	272,447
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	196,779
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[6,8]	2,117,000	2,096,306
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K6,8	1,597,000	1,654,732
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	206,640
		11,890,484
Diversified Financial Services—0.1%
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[5]	250,000	240,625
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[7]	300,000	825
		241,450
Insurance—0.1%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[5]	250,000	246,875
Real Estate Investment Trusts (REITs)—0.1%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	377,562
Real Estate Management & Development—0.1%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	200,000	212,985
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	200,000	203,500

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Real Estate Management & Development (Continued)
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5,7]	$200,000	$159,000
		575,485
Health Care—0.5%
Health Care Equipment & Supplies—0.2%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[5]	400,000	303,000
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	403,000
		706,000
Health Care Providers & Services—0.3%
Centene Escrow Corp., 5.625% Sr. Unsec. Nts., 2/15/21[5]	300,000	313,500
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	556,531
5.75% Sr. Unsec. Nts., 8/15/22	200,000	209,500
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	275,000
		1,354,531
Industrials—0.7%
Aerospace & Defense—0.1%
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	349,020
Air Freight & Couriers—0.1%
XPO Logistics, Inc., 6.50% Sr. Unsec. Nts., 6/15/22[5]	300,000	292,875
Building Products—0.1%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[5]	250,000	247,813
Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[5,7]	200,000	1,240
Machinery—0.1%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	200,000	155,000
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	378,000
		533,000
Professional Services—0.1%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	350,000	360,500
Trading Companies & Distributors—0.2%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	200,000	213,250
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	300,000	316,770
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	428,000
		958,020
Transportation Infrastructure—0.0%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[5]	133,000	142,044
Information Technology—0.3%
Communications Equipment—0.1%
Avaya, Inc., 10.50% Sec. Nts., 3/1/21[5]	200,000	62,500
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[5]	300,000	306,000
		368,500
Software—0.1%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	350,000	369,687

	Principal Amount	Value
Software (Continued)
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	$350,000	$253,750
		623,437
Technology Hardware, Storage & Peripherals—0.1%
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	250,000	264,344
Materials—0.8%
Chemicals—0.1%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	300,000	207,000
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	200,000	145,500
		352,500
Construction Materials—0.1%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	550,000	521,125
Containers & Packaging—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	360,063
Metals & Mining—0.4%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	300,000	305,907
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	200,000	218,696
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	235,890
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]	300,000	156,000
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[5]	250,000	240,565
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[5]	300,000	288,000
Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[5]	250,000	258,761
		1,703,819
Paper & Forest Products—0.1%
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[5]	250,000	253,750
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.6%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	338,047
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	250,000	248,750
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[5]	250,000	227,525
8.50% Sub. Perpetual Bonds[5,6,8]	500,000	427,500
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]	400,000	427,500
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	257,500
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	300,000	195,000
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	370,125
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	200,000	192,244
		2,684,191
Wireless Telecommunication Services—0.3%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	172,750

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Wireless Telecommunication Services (Continued)
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[5]		$250,000	$232,813
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]		200,000	209,232
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]		200,000	203,250
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]		400,000	364,000
			1,182,045
Utilities—0.2%
Electric Utilities—0.1%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		250,000	308,742
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[4,7]		100,000	—
			308,742
Independent Power and Renewable Electricity Producers—0.1%
Calpine Corp., 5.75% Sr. Unsec. Nts., 1/15/25		300,000	289,125
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]		250,000	218,125
			507,250
Total Non-Convertible Corporate Bonds and Notes (Cost $44,104,954)			40,974,640
Convertible Corporate Bonds and Notes—0.5%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[5]		1,750,000	1,750,000
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27		434,000	413,114
Total Convertible Corporate Bonds and Notes (Cost $2,302,572)			2,163,114
Corporate Loans—3.5%
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.678%, 10/31/18[6]		906,625	909,931
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[6,9]		1,641,653	1,619,080
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[6]		3,300,000	3,300,686
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/30/19[6]		3,200,000	2,993,002
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 2/26/21[6,9]		5,330,000	5,349,987
Total Corporate Loans (Cost $14,373,153)			14,172,686
Event-Linked Bonds—13.9%
Earthquake—3.4%
Acorn Re Ltd. Catastrophe Linked Nts., 4.049%, 7/17/18[5,6]		750,000	759,562
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[5,6]	EUR	800,000	907,748
Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18[5,6]		500,000	496,925
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.663%, 5/3/16[5,6]		650,000	650,796
Golden State Re II Ltd. Catastrophe Linked Nts., 2.368%, 1/8/19[5,6]		1,000,000	988,150

	Principal Amount		Value
Earthquake (Continued)
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.908%, 11/25/19[5,6]		$250,000	$248,212
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[5]	JPY	127,500,000	1,132,880
2.408%, 4/6/18[5,6]		950,000	949,762
2.658%, 4/6/18[5,6]		750,000	748,387
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.663%, 4/8/16[5,6]		750,000	751,669
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.163%, 4/9/18[5,6]		500,000	497,675
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.163%, 4/7/17[5,6]		750,000	749,512
Nakama Re Ltd. Catastrophe Linked Nts.:
2.288%, 1/16/19[5,6]		750,000	751,163
2.413%, 4/13/18[5,6]		250,000	249,863
2.663%, 4/13/18[5,6]		500,000	500,425
2.913%, 9/29/16[5,6]		750,000	748,369
3.038%, 1/16/20-1/14/21[5,6]		750,000	754,788
3.413%, 1/14/21[5,6]		250,000	252,438
Tramline Re II Ltd. Catastrophe Linked Nts., 3.408%, 7/7/17[5,6]		250,000	248,888
Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[5,6]		750,000	749,513
5.00%, 12/7/17-9/21/18[5,6]		1,000,000	1,008,750
			14,145,475
Longevity—0.2%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.96%, 1/15/17[5,6]		750,000	760,537
Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[5,6]		250,000	249,913
			1,010,450
Multiple Event—5.1%
Atlas IX Capital DAC Catastrophe Linked Nts., 7.985%, 1/8/20[5,6]		250,000	253,437
Atlas IX Capital Ltd. Catastrophe Linked Nts.:
3.815%, 1/17/19[5,6]		750,000	766,912
7.46%, 1/7/19[5,6]		250,000	246,712
Blue Danube II Ltd. Catastrophe Linked Nts., 4.562%, 5/23/16[5,6]		900,000	902,542
Caelus Re IV Ltd. Catastrophe Linked Nts., 5.668%, 3/6/20[5,6]		500,000	503,525
Citrus Re Ltd. Catastrophe Linked Nts.:
4.448%, 4/24/17[5,6]		750,000	743,587
4.628%, 4/18/17[5,6]		250,000	247,137
Cranberry Re Ltd. Catastrophe Linked Nts., 3.968%, 7/6/18[5,6]		500,000	508,475
East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.818%, 3/14/18[5,6]		750,000	741,487
3.39%, 3/13/20[5,6]		500,000	500,725
Espada Re Ltd. Catastrophe Linked Nts., 1.50%, 6/6/20[5,6]		250,000	249,875
Galileo Re Ltd. Catastrophe Linked Nts.:
7.568%, 1/9/17[5,6]		250,000	253,812
13.668%, 1/8/18-1/8/19[5,6]		750,000	763,587
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.658%, 4/30/18[5,6]		500,000	498,575
4.908%, 4/30/18[5,6]		500,000	500,575
9.408%, 12/6/19[5,6]		500,000	506,275
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
11.898%, 1/8/18[5,6]		200,000	204,090
17.898%, 1/8/18[5,6]		500,000	516,225
Longpoint Re Ltd. III Catastrophe Linked Nts., 3.75%, 5/23/18[5,6]		250,000	253,162
PennUnion Re Ltd. Catastrophe Linked Nts., 4.668%, 12/7/18[5,6]		500,000	502,275
Queen Street VII Re Ltd. Catastrophe Linked Nts., 8.768%, 4/8/16[5,6]		250,000	250,181

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value
Multiple Event (Continued)
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.668%,12/6/165,[6]		$1,499,000	$1,503,122
5.918%,12/6/16[5,6]		250,000	251,812
8.168%, 6/6/16[5,6]		500,000	504,025
12.918%,12/6/16[5,6]		250,000	255,088
19.168%,12/6/16[5,6]		250,000	256,288
22.168%, 6/6/16[5,6]		250,000	255,456
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.418%,12/6/17[5,6]		500,000	496,775
20.168%,12/6/17[5,6]		250,000	254,138
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
3.668%, 6/6/18[5,6]		500,000	500,175
4.968%, 12/6/18[5,6]		250,000	245,788
15.168%, 6/6/18[5,6]		500,000	498,225
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
7.418%, 12/6/19[5,6]		250,000	248,188
11.168%, 6/6/19[5,6]		250,000	251,163
Riverfront Re Ltd. Catastrophe Linked Nts., 4.168%, 1/6/17[5,6]		500,000	495,225
Sanders Re Ltd. Catastrophe Linked Nts.:
3.168%, 5/25/18[5,6]		250,000	245,388
3.408%, 5/25/18[5,6]		750,000	737,963
4.008%, 6/7/17[5,6]		250,000	251,188
4.028%, 5/28/19[5,6]		500,000	495,175
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.00%, 1/8/18[5,6]		500,000	500,775
6.368%, 1/9/17[5,6]		500,000	502,625
7.00%, 1/8/18[5,6]		500,000	504,525
7.048%, 1/9/17[5,6]		250,000	252,738
9.018%, 7/9/18[5,6]		250,000	273,188
Tramline Re II Ltd. Catastrophe Linked Nts., 9.908%, 1/4/19[5,6]		400,000	402,220
VenTerra Re Ltd. Catastrophe Linked Nts., 3.908%, 1/9/17[5,6]		750,000	752,438
			20,846,862
Other—0.5%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[5,6]	EUR	250,000	285,755
3.35%, 1/8/20[5,6]	EUR	500,000	569,121
Vitality Re IV Ltd. Catastrophe Linked Nts., 3.908%, 1/9/17[5,6]		250,000	252,912
Vitality Re V Ltd. Catastrophe Linked Nts., 2.658%, 1/7/19[5,6]		250,000	251,487
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.258%, 1/8/18[5,6]		250,000	248,688
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.808%, 1/7/20[5,6]		250,000	250,763
			1,858,726
Windstorm—4.7%
Akibare II Ltd. Catastrophe Linked Nts., 3.908%, 4/13/16[5,6]		625,000	625,219
Akibare Re Ltd. Catastrophe Linked Nts., 3.241%, 4/7/20[5,6]		500,000	501,162
Alamo Re Ltd. Catastrophe Linked Nts.:
4.758%, 6/7/19[5,6]		750,000	765,337
5.398%, 6/7/17[5,6]		500,000	507,775
6.058%, 6/7/18[5,6]		500,000	512,425
Aozora Re Ltd. Catastrophe Linked Nts.:
2.168%, 4/7/17[5,6]	JPY	91,000,000	802,178
3.113%, 4/7/20[5,6]		250,000	250,000
Armor Re Ltd. Catastrophe Linked Nts., 4.238%, 12/15/16[5,6]		1,000,000	994,125
Calypso Capital II Ltd. Catastrophe Linked Nts.:
2.88%, 1/9/17[5,6]	EUR	500,000	573,729
4.10%, 1/8/18[5,6]	EUR	250,000	292,213
Citrus Re Ltd. Catastrophe Linked Nts.: 5.058%, 4/9/18[5,6]		500,000	495,425

		Principal Amount	Value
Windstorm (Continued)
Citrus Re Ltd. Catastrophe Linked Nts.: (Continued)
6.488%, 4/9/18[5,6]		$500,000	$495,425
7.50%, 2/24/19[5,6]		500,000	500,575
9.648%, 4/9/18[5,6]		500,000	497,625
10.84%, 2/25/19[5,6]		250,000	248,788
Eurus Ltd. Catastrophe Linked Nts., 3.75%, 4/7/16[5,6]	EUR	250,000	284,589
Everglades Re II Ltd. Catastrophe Linked Nts., 5.318%, 5/3/18[5,6]		750,000	754,912
Everglades Re Ltd. Catastrophe Linked Nts., 7.618%, 4/28/17[5,6]		500,000	510,675
Gator Re Ltd. Catastrophe Linked Nts., 6.438%, 1/9/17[5,6]		1,000,000	971,250
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,6]	EUR	750,000	860,594
Ibis Re II Ltd. Catastrophe Linked Nts., 4.158%, 6/28/16[5,6]		270,000	271,168
Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[5,6]	EUR	750,000	852,742
Longpoint Re Ltd. III Catastrophe Linked Nts., 4.358%, 5/18/16[5,6]		500,000	501,362
Manatee Re Ltd. Catastrophe Linked Nts.:
5.158%, 12/22/17[5,6]		750,000	739,162
16.25%, 3/10/19[5,6]		500,000	496,925
MetroCat Re Ltd. Catastrophe Linked Nts., 4.663%, 8/5/16[5,6]		250,000	251,656
Mythen Re Ltd. Catastrophe Linked Nts., 12.263%, 11/10/16[5,6]		500,000	503,462
Pelican III Re Ltd. Catastrophe Linked Nts., 6.168%, 4/16/18[5,6]		750,000	748,237
Pelican Re Ltd. Catastrophe Linked Nts., 6.168%, 5/15/17[5,6]		500,000	506,825
Queen City Re Catastrophe Linked Nts., 3.668%, 1/6/17[5,6]		1,000,000	987,050
Queen Street IX Re Ltd. Catastrophe Linked Nts., 5.668%, 6/8/17[5,6]		250,000	250,288
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.668%, 6/8/16[5,6]		500,000	504,663
Queen Street X Re Ltd. Catastrophe Linked Nts., 5.918%, 6/8/18[5,6]		250,000	250,388
Queen Street XI Re DAC Catastrophe Linked Nts., 6.318%, 6/7/19[5,6]		250,000	251,563
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.658%, 5/9/16[5,6]		500,000	504,665
			19,064,177
Total Event-Linked Bonds (Cost $57,193,381)			56,925,690
Short-Term Notes—21.6%
France—1.6%
French Republic Treasury Bills, 0.00%, 8/18/16[10]	EUR	5,600,000	6,382,595
Italy—2.8%
Republic of Italy Treasury Bills:
0.00%, 10/14/16[10]	EUR	5,500,000	6,262,843
0.00%, 9/14/16[10]	EUR	4,400,000	5,010,255
			11,273,098
Mexico—1.5%
United Mexico States Treasury Bills, 3.951%, 6/23/16[10]	MXN	110,000,000	6,309,808
Sweden—2.2%
Kingdom of Sweden Treasury Bills, 0.00%, 4/20/16[10]	SEK	74,000,000	9,118,155
United States—13.5%
United States Treasury Bills, 0.407%, 9/15/16[10,11,12]		55,450,000	55,365,272
Total Short-Term Notes (Cost $87,667,957)			88,448,928

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Companies—10.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[13,14,15]	37,136,037	$37,136,037

	Shares	Value
Investment Companies (Continued)
SPDR Gold Trust Exchange Traded Fund[1,15]	34,231	$ 4,025,566

Total Investment Companies (Cost $41,129,541)		41,161,603

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
AUD Currency Call[1,16]	BOA	NZD	1.110	4/7/16	AUD	18,430,000	53,606
CAD Currency Put[1,17]	CITNA-B	MXN	12.200	4/13/16	CAD	911,500	151
CAD Currency Put[1]	GSG	CAD	1.400	5/24/16	CAD	27,600,000	13,634
CAD Currency Put[1,18]	CITNA-B	MXN	12.000	7/13/16	CAD	911,500	10,466
CHF Currency Put[1,19]	BOA	JPY	110.000	11/24/16	CHF	906,600	169,193
CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH	32,500,000	115,700
GBP Currency Put[1,20]	BOA	USD	1.410	4/21/16	GBP	18,430,000	76,761
JPY Currency Call[1,21]	GSG	KRW	10.600	4/11/16	JPY	91,083,000	35,118
TWD Currency Put[1,22]	DEU	TWD	35.300	4/15/16	TWD	911,500	21

Total Over-the-Counter Options Purchased (Cost $1,162,749)							474,650

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 11/2/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070%	11/20/17	JPY	560,000	928

Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	424,000	703

Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three-Month USD BBA LIBOR	2.580	3/19/18	USD	1,100	27,710

Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	3,750	104,949

Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three-Month USD BBA LIBOR	2.505	4/16/18	USD	2,200	61,570

Interest Rate Swap maturing 5/26/29 Call[1]	GSG	Receive	Three-Month USD BBA LIBOR	2.185	3/22/19	USD	3,300	160,581

Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	630,000	6,653

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $920,646)								363,094

Total Investments, at Value (Cost $417,072,915)							98.6%	403,837,678

Net Other Assets (Liabilities)							1.4	5,799,037

Net Assets							100.0%	$ 409,636,715

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $6,458,355. See Note 7 of accompanying Consolidated Notes.

3. Security is a Master Limited Partnership.

4. Security received as the result of issuer reorganization.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $87,528,635 or 21.37% of the Fund’s net assets at period end.

6. Represents the current interest rate for a variable or increasing rate security.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,988,245. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,054,855. See Note 6 of the accompanying Consolidated Notes.

13. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	23,203,584	65,193,281	51,260,828	37,136,037

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 37,136,037	$ 41,590

14. Rate shown is the 7-day yield at period end.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than or equal to 1.155 AUD per 1 NZD.

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

17. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 12.2 MXN per 1 CAD. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 11.5 MXN per 1 CAD.

18. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 12.0 MXN per 1 CAD. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 11.5 MXN per 1 CAD.

19. Digital option becomes eligible for exercise if at any time spot rates are less than or equal to 110 JPY per 1 CHF.

20. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 1.345 USD per 1 GBP.

21. Digital option becomes eligible for exercise if at any time spot rates are greater than or equal to 10.60 KRW per 1 JPY. Knock-out option becomes ineligible for exercise if at any time spot rates are greater than of equal to 11.20 KRW per 1 JPY.

22. Digital option becomes eligible for exercise if at any time spot rates are greater than or equal to 35.30 TWD per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$295,042,083	73.1%
Italy	11,637,098	2.9
Brazil	10,571,835	2.6
Japan	10,368,005	2.6
Sweden	9,779,661	2.4
France	9,518,002	2.4
Supranational	8,848,409	2.2
Mexico	7,078,746	1.7
Cayman Islands	5,348,129	1.3
Bermuda	5,184,421	1.3
Russia	4,297,399	1.1
Luxembourg	3,278,747	0.8
Switzerland	3,028,586	0.7
Canada	2,716,640	0.7
Eurozone	2,618,808	0.6
United Kingdom	1,912,858	0.5
Australia	1,647,492	0.4
Hong Kong	1,608,776	0.4
Colombia	1,566,837	0.4
Turkey	1,092,588	0.3
China	1,073,438	0.3
Netherlands	951,088	0.2
Argentina	633,919	0.2
Chile	627,183	0.2
Germany	485,042	0.1
Singapore	467,954	0.1
Barbados	427,500	0.1
Jersey, Channel Islands	306,750	0.1
Ireland	292,213	0.1
Peru	240,625	0.1
South Africa	235,890	0.1
India	204,885	0.0
Macau	189,500	0.0
Ukraine	176,000	0.0
Jamaica	172,750	0.0
China Offshore	115,700	0.0
Venezuela	92,100	0.0
Taiwan	21	0.0

Total	$403,837,678	100.0%

	Shares Sold Short	Value
Securities Sold Short—(10.2)%
Common Stock Securities Sold Short—(10.2)%
AGCO Corp.	(26,510)	$ (1,317,547)
Air Lease Corp., Cl. A	(69,395)	(2,228,967)
Aircastle Ltd.	(25,045)	(557,001)
Aker Solutions ASA	(244,171)	(780,609)
Assurant, Inc.	(7,170)	(553,166)
athenahealth, Inc.[1]	(4,430)	(614,795)
Boeing Co. (The)	(12,400)	(1,574,056)
Caterpillar, Inc.	(24,740)	(1,893,600)
CBL & Associates Properties, Inc.	(28,380)	(337,722)
Charter Communications, Inc., Cl. A1	(6,290)	(1,273,285)
Cheniere Energy, Inc.[1]	(26,850)	(908,336)
Cie Financiere Richemont SA	(19,443)	(1,281,483)
CNH Industrial NV	(144,010)	(973,508)
Colgate-Palmolive Co.	(21,770)	(1,538,051)

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Shor	t	Value
Common Stock Securities Sold Short (Continued)
Comcast Corp., Cl. A	(35,930)		$ (2,194,604)
Comerica, Inc.	(20,612)		(780,576)
Commerce Bancshares, Inc.	(20,292)		(912,125)
Deere & Co.	(29,280)		(2,254,267)
Ensco plc, Cl. A	(69,960)		(725,485)
Gulfmark Offshore, Inc., Cl. A1	(58,790)		(362,734)
Intel Corp.	(28,140)		(910,329)
Nasdaq, Inc.	(9,605)		(637,580)
Nationstar Mortgage Holdings, Inc.[1]	(26,610)		(263,439)
Oracle Corp.	(29,875)		(1,222,186)
Pennsylvania Real Estate Investment Trust	(144,292)		(3,152,780)
Procter & Gamble Co. (The)	(19,355)		(1,593,110)
Rio Tinto plc, Sponsored ADR	(19,000)		(537,130)
Southern Copper Corp.	(52,550)		(1,456,161)
Subsea 7 SA1	(216,575)		(1,632,277)
Texas Roadhouse, Inc., Cl. A	(8,850)		(385,683)
Tidewater, Inc.	(90,910)		(620,915)
Tiffany & Co.	(16,710)		(1,226,180)
Time Warner, Inc.	(5,540)		(401,927)
Transocean Ltd.	(12,808)		(117,065)
Weingarten Realty Investors	(98,343)		(3,689,829)
Zions Bancorporation	(27,990)		(677,638)

Total Securities Sold Short (Proceeds $44,243,930)			$ (41,586,146)

1. Non-income producing security.

Forward Currency Exchange Contracts as of March 31, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2016	USD	49	SEK	400	$—	$870
BNP	04/2016	BRL	32,940	USD	9,065	96,480	—
BNP	06/2016	MXN	22,700	USD	1,296	7,991	—
BNP	06/2016	NOK	1,600	USD	189	4,390	—
BNP	06/2016	TRY	3,690	USD	1,264	17,884	—
BNP	04/2016	USD	9,256	BRL	32,940	94,600	—
BNP	06/2016	USD	6,277	MXN	110,000	—	43,527
BOA	06/2016	CAD	1,725	USD	1,328	—	135
BOA	06/2016	JPY	748,660	USD	6,728	—	60,197
BOA	06/2016	SEK	10,810	USD	1,326	9,860	—
BOA	06/2016	USD	1,536	CAD	1,995	156	—
BOA	06/2016	USD	446	SEK	3,640	—	3,320
CITNA-B	04/2016	BRL	1,000	USD	239	39,182	—
CITNA-B	04/2016 - 06/2016	EUR	18,272	USD	20,584	221,905	—
CITNA-B	06/2016	GBP	890	USD	1,290	—	11,021
CITNA-B	06/2016	USD	1,922	AUD	2,525	—	6,590
CITNA-B	04/2016	USD	281	BRL	1,000	2,872	—
CITNA-B	04/2016 - 06/2016	USD	22,977	EUR	20,329	—	175,321
CITNA-B	06/2016	USD	428	THB	15,000	2,670	—
DEU	04/2016 - 05/2016	BRL	12,180	USD	3,373	24,409	20,649
DEU	04/2016	USD	1,910	BRL	7,190	—	89,892
GSCO-OT	04/2016	BRL	17,200	USD	4,833	—	49,396
GSCO-OT	04/2016	USD	4,486	BRL	17,200	96,805	393,932
HSBC	06/2016	HUF	711,000	USD	2,580	—	5,124
HSBC	06/2016	USD	129	CAD	170	—	2,052
HSBC	06/2016 - 09/2016	USD	6,270	EUR	5,505	—	24,995
HSBC	06/2016	USD	2,551	GBP	1,800	—	34,741
HSBC	04/2016	USD	8,871	SEK	74,000	—	249,032
HSBC	06/2016	ZAR	19,490	USD	1,261	38,593	—
JPM	06/2016	AUD	1,715	USD	1,305	4,590	—
JPM	04/2016	BRL	2,850	USD	801	—	8,185
JPM	06/2016	KRW	1,533,000	USD	1,324	11,205	—
JPM	06/2016	USD	383	AUD	505	—	2,514
JPM	04/2016 - 07/2016	USD	9,769	BRL	34,850	388,292	83,934
JPM	10/2016	USD	5,961	EUR	5,500	—	339,135
JPM	06/2016	USD	357	JPY	40,000	597	—
JPM	06/2016	USD	5,327	KRW	6,167,000	—	45,075
JPM	06/2016	USD	2,587	THB	90,000	33,459	—

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
MSCO	06/2016	CHF	1,380	USD	1,430	$9,921	$—
MSCO	06/2016	NOK	28,870	USD	3,468	19,487	—
MSCO	06/2016	NZD	1,870	USD	1,274	12,891	—
MSCO	06/2016	USD	1,779	CHF	1,715	—	11,087
MSCO	06/2016 - 08/2016	USD	6,608	EUR	5,850	—	78,173
MSCO	04/2016	USD	14,796	GBP	10,224	112,039	—
MSCO	06/2016	USD	1,300	HUF	357,000	7,819	—
MSCO	06/2016	USD	3,788	JPY	421,400	34,298	—
NOM	06/2016	KRW	7,670,000	USD	6,451	231,725	—
NOM	06/2016	USD	635	EUR	565	—	9,040
NOM	06/2016	USD	6,451	JPY	731,340	—	61,364
RBS	04/2016	GBP	10,224	USD	14,585	99,260	—
TDB	04/2016	BRL	6,700	USD	1,883	—	19,241
TDB	04/2016	USD	1,882	BRL	6,700	18,924	—

Total Unrealized Appreciation and Depreciation						$1,642,304	$1,828,542

Futures Contracts as of March 31, 2016
						Unrealized Appreciation
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	(Depreciation)
Aluminum*	LME	Sell	4/19/16	21	$792,094	$30,776
CAC 40 10 Index	PAR	Sell	4/15/16	311	15,512,632	411,491
CBOE Volatility Index	CBE	Sell	4/20/16	98	1,560,650	611,842
Cotton No. 2*	NYB	Buy	5/06/16	29	847,380	(42,974)
Euro-BTP	EUX	Sell	6/08/16	9	1,440,103	(21,066)
FTSE 100 Index	LIF	Sell	6/17/16	171	15,013,451	(21,131)
Gas Oil*	NYM	Sell	4/29/16	14	850,660	(73,752)
Gold (100 oz.)*	CMX	Buy	6/28/16	8	988,480	5,036
Lead*	LME	Buy	5/16/16	29	1,233,225	(46,493)
Lean Hogs*	CME	Buy	4/14/16	29	792,860	(22,045)
Live Cattle*	CME	Sell	4/29/16	15	797,550	7,556
Natural Gas*	NYM	Sell	4/27/16	45	881,550	(59,906)
Russell 2000 Mini Index	NYF	Sell	6/17/16	276	30,624,960	(781,817)
S&P 500 E-Mini Index	CME	Buy	6/17/16	337	34,567,775	714,421
S&P 500 E-Mini Index	CME	Sell	6/17/16	3	307,725	556
S&P/TSX 60 Index	MON	Sell	6/16/16	28	3,393,417	10,510
Silver*	CMX	Buy	5/26/16	11	850,520	34,594
Soybean*	CBT	Buy	7/14/16	19	871,863	30,796
SPI 200 Index	SFE	Sell	6/16/16	43	4,174,593	83,989
STOXX Europe 600 Index	EUX	Sell	6/17/16	879	16,583,549	(130,568)
United States Treasury Long Bonds	CBT	Sell	6/21/16	40	6,577,500	(112,124)
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	195	25,426,172	(97,532)
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/16	49	6,389,141	39,731
WTI Crude Oil*	NYM	Buy	4/20/16	25	958,500	(76,965)
Zinc*	LME	Sell	4/18/16	19	860,106	(22,742)

						$472,183

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at March 31, 2016

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
CAD Currency Put	GSG	CAD	1.450	5/24/16	CAD	(55,200,000)	$214,282	$ (2,705)
EUR Currency Put	DEU	USD	1.133	9/21/16	EUR	(18,429,000)	560,899	(474,215)
EUR Currency Call	DEU	USD	1.133	9/21/16	EUR	(18,429,000)	561,733	(699,270)
GBP Currency Put	BOA	USD	1.429	4/5/16	GBP	(1,500,000)	12,204	(5,380)
GBP Currency Call	BOA	USD	1.429	4/5/16	GBP	(1,500,000)	12,731	(17,702)
GBP Currency Put	GSG	USD	1.417	4/4/16	GBP	(1,510,000)	12,825	(1,149)
GBP Currency Call	GSG	USD	1.417	4/4/16	GBP	(1,510,000)	12,297	(32,118)
JPY Currency Call	NOM	KRW	11.300	6/13/16	JPY	(4,607,700,000)	450,074	(103,751)

Total of Over-the-Counter Options Written							$1,837,045	$ (1,336,290)

Centrally Cleared Credit Default Swaps at March 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24	Buy	5.000%	6/20/20	USD	183	$11,763	$ (9,347)
CDX.HY.24	Buy	5.000	6/20/20	USD	896	64,036	(45,724)
CDX.HY.24	Buy	5.000	6/20/20	USD	108	5,551	(5,507)
CDX.HY.24	Buy	5.000	6/20/20	USD	1,881	145,487	(95,994)

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24		Buy	5.000%	6/20/20	USD	217	$13,274	$ (11,065)
CDX.HY.25		Buy	5.000	12/20/20	USD	9,627	238,242	(277,049)
CDX.HY.25		Buy	5.000	12/20/20	USD	12,756	(26,221)	(367,097)
CDX.IG.25		Sell	1.000	12/20/20	USD	5,655	(44,408)	28,780
iTraxx.Main.24		Buy	1.000	12/20/20	EUR	5,160	69,067	(71,894)

Total of Cleared Credit Default Swaps							$476,791	$ (854,897)

Over-the-Counter Credit Default Swaps at March 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Ace INA Holdings, Inc.	BAC	Sell	1.000%	12/20/20	USD	1,530	$(65,508)	$ 59,205
Aetna, Inc.	GSG	Buy	1.000	12/20/20	USD	1,530	55,616	(48,308)
American Express Co.	BOA	Buy	1.000	12/20/20	USD	1,530	43,148	(37,418)
Anadarko Petroleum Corp.	CITNA-B	Buy	1.000	12/20/20	USD	1,530	(153,887)	150,838
Bristol-Myers Squibb Co.	GSG	Sell	1.000	12/20/20	USD	1,530	(65,508)	62,898
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,125	(34,531)	(46,016)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	288	160,725	(115,455)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	84	46,161	(33,867)
CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	1,125	(194,688)	111,334
CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	375	248,880	(239,978)
Computer Sciences Corp.	FIB	Sell	5.000	12/20/20	USD	1,530	(303,976)	274,909
Darden Restaurants, Inc.	CITNA-B	Sell	1.000	12/20/20	USD	1,530	(12,733)	9,379
Honeywell International, Inc.	JPM	Sell	1.000	12/20/20	USD	1,530	(60,892)	52,651
International Business Machines Corp.	FIB	Buy	1.000	12/20/20	USD	1,530	34,727	(35,116)
International Paper Co.	BNP	Buy	1.000	12/20/20	USD	1,530	9,868	(5,232)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	4,278	30,105	(19,349)
Macy’s, Inc.	BNP	Buy	1.000	12/20/20	USD	1,530	(99,407)	47,741
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	31,142
Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	20,352
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	31,142
Nordstrom, Inc.	CITNA-B	Buy	1.000	12/20/20	USD	1,530	(5,845)	15,388
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	2,567	(96,674)	168,288
Portuguese Republic	GSG	Buy	1.000	6/20/21	USD	568	(46,803)	43,551
Raytheon Co.	BNP	Sell	1.000	12/20/20	USD	1,530	(61,044)	54,826
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	1,454	55,320	(49,597)
Republic of Austria	GSG	Buy	1.000	6/20/21	USD	314	11,120	(11,246)
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	5,133	5,513	54,266
Ryder System, Inc.	CITNA-B	Buy	5.000	12/20/20	USD	1,530	264,614	(275,253)
Sherwin-Williams Co. (The)	BOA	Sell	1.000	12/20/20	USD	1,530	(61,807)	35,563
Union Pacific Corp.	BNP	Buy	1.000	12/20/20	USD	1,530	57,999	(53,430)
Valero Energy Corp.	JPM	Sell	1.000	12/20/20	USD	1,530	526	(28,785)
Yum! Brands, Inc.	BNP	Sell	1.000	12/20/20	USD	1,530	76,354	(105,074)

Total of Over-the-Counter Credit Default Swaps							$(381,570)	$ 119,349

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$5,655,000	$—	BBB+
Non-Investment Grade Corporate Debt Indexes	747,399	24,633,000	BB to CCC
Investment Grade Single Name Corporate Debt	12,240,000	—	A+ to BBB-
Non-Investment Grade Single Name Corporate Debt	1,530,000	—	BB

Total	$20,172,399	$24,633,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Pay	Three-Month SEK STIBOR SIDE	1.365%	8/10/25	SEK	4,580	$—	$ 21,149
BAC	Receive	Six-Month JPY BBA LIBOR	0.468	11/12/25	JPY	23,000	—	(6,732)
BAC	Pay	Three-Month SEK STIBOR SIDE	1.418	11/12/25	SEK	1,840	—	8,291

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Pay	Three-Month SEK STIBOR SIDE	1.630%	7/3/25	SEK	70,140	$20,342	$571,922
BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	26,899
BOA	Receive	Six-Month AUD BBR BBSW	3.105	12/7/25	AUD	13,430	—	(474,784)
CITNA-B	Pay	Three-Month USD BBA LIBOR	2.318	8/10/25	USD	165	(4)	10,908
GSG	Pay	Three-Month USD BBA LIBOR	2.197	11/12/25	USD	145	—	8,632
JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	28,000	—	(7,880)
JPM	Receive	Three-Month USD BBA LIBOR	2.350	7/10/25	USD	9,170	(2,532)	645,200
JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	948,000	—	(373,000)
JPM	Receive	Six-Month JPY BBA LIBOR	0.595	8/11/25	JPY	60,000	—	(23,885)
JPM	Receive	Six-Month JPY BBA LIBOR	0.566	8/6/25	JPY	13,000	—	(4,850)

Total of Centrally Cleared Interest Rate Swaps							$17,806	$401,870

Over-the-Counter Interest Rate Swaps at March 31, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)			Value
BOA	Pay	Three-Month CNY CNREPOFIX =CFXS	2.605%	3/26/21	CNY	3,900		$(1,440)
BOA	Pay	Three-Month CNY CNREPOFIX =CFXS	2.900	7/24/20	CNY	14,000		22,867
GSG	Pay	Three-Month CNY CNREPOFIX =CFXS	2.830	8/14/20	CNY	3,250		4,115

Total of Over-the-Counter Interest Rate Swaps								$25,542

Over-the-Counter Total Return Swaps at March 31, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Blackstone Group LP (The)	GSG	Receive	Twelve-Month USD BBA LIBOR plus 70 basis points	1/13/17	USD	1,294	$(73,780)
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/9/17	AUD	8,348	218,553
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	8,179	197,378
GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	5/27/16	HKD	8,744	(40,028)
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	3/10/17	HKD	49,793	310,188
GSOPRUSS Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 5 basis points	3/8/17	USD	29,205	1,417,696
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/10/17	USD	21,450	586,146
HIJ6 Index	GSG	Pay	No Floating Rate	5/9/16	HKD	52,444	(79,103)
iBoxx USD Liquid Leveraged Loans Index Series 1 Version 1	MOS-A	Receive	USD BBA LIBOR	9/26/16	USD	10,000	(39,078)
iBoxx USD Liquid Leveraged Loans Index Series 1 Version 1	GSG	Receive	USD BBA LIBOR	9/26/16	USD	16,232	(112,301)
iBoxx USD Liquid Leveraged Loans Index Series 1 Version 1	MOS-A	Receive	USD BBA LIBOR	9/26/16	USD	25,000	(228,508)
JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	9/8/16	USD	9,065	507,101
JPCMOSHR Custom Basket	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	9/8/16	USD	9,051	(544,607)
JPEBCACO Custom Basket	JPM	Receive	One-Month EUR EURIBOR	7/7/16	EUR	13,865	(253,599)
JPEBUKXO Custom Basket	JPM	Receive	One-Month GBP BBA LIBOR	7/7/16	GBP	10,569	(11,268)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	10,160	(379,188)

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	7/8/16	USD	2,303	$(85,952)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	10/7/16	USD	1,109	(41,398)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	6/16/16	USD	974	(33,049)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/15/16	USD	751	(25,467)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	5/6/16	USD	5,900	(220,206)

Total of Over-the-Counter Total Return Swaps							$1,069,530

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at March 31, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
AUD/CAD spot exchange rate	BOA	Pay	$ 9.100	4/29/16	AUD	6,500	$2,890
AUD/CAD spot exchange rate	DEU	Pay	8.750	5/4/16	AUD	6,400	(1,423)
AUD/CAD spot exchange rate	JPM	Pay	8.300	5/2/16	AUD	6,400	(2,649)
AUD/CAD spot exchange rate	JPM	Pay	8.940	4/29/16	AUD	6,500	1,295
AUD/CAD spot exchange rate	BOA	Receive	10.000	4/7/16	AUD	6,600	(16,442)
CHF/JPY spot exchange rate	BOA	Pay	11.600	4/11/16	CHF	4,900	18,040
CHF/JPY spot exchange rate	DEU	Pay	11.550	4/11/16	CHF	4,900	18,396
CHF/SEK spot exchange rate	DEU	Pay	7.500	4/29/16	CHF	4,800	849
EUR/CHF spot exchange rate	HSBC	Pay	6.650	4/18/16	EUR	4,400	15,020
EUR/NZD spot exchange rate	DEU	Receive	14.500	4/18/16	EUR	4,400	(19,226)
EUR/NZD spot exchange rate	JPM	Receive	16.000	4/14/16	EUR	4,400	(21,279)
EUR/NZD spot exchange rate	HSBC	Receive	14.500	4/15/16	EUR	4,400	(17,524)
EUR/SEK spot exchange rate	DEU	Pay	6.900	4/8/16	EUR	4,500	5,684
EUR/SEK spot exchange rate	BOA	Pay	6.900	4/11/16	EUR	4,500	5,121
GBP/NOK spot exchange rate	DEU	Pay	10.700	4/18/16	GBP	3,500	2,262
GBP/USD spot exchange rate	HSBC	Receive	11.000	4/29/16	USD	4,900	(7,742)
NZD/USD spot exchange rate	BOA	Receive	13.650	4/22/16	USD	4,900	(1,470)
NZD/USD spot exchange rate	DEU	Pay	13.750	4/21/16	USD	4,900	(2,303)
NZD/USD spot exchange rate	BOA	Receive	13.200	4/26/16	USD	4,900	3,087
NZD/USD spot exchange rate	DEU	Receive	13.100	4/26/16	USD	4,900	2,156

Total of Over-the-Counter Volatility Swaps							$(15,258)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)

CAD	Canadian Dollar
CHF	Swiss Franc
CHH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BTP	Italian Treasury Bonds
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CNREPOFIX=CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
GSEHOPCN	Custom Basket of Securities
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIJ6	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
iTraxx.Main 24	Credit Default Swap trading Index for a Specific Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
JPEBCACO	Custom Basket of Securities
JPEBUKXO	Custom Basket of Securities
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 21,023 shares with net assets of $11,159,582 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$5,473,070	$368,289	$—	$5,841,359
Consumer Staples	5,479,620	—	—	5,479,620
Energy	27,860,280	—	—	27,860,280
Financials	24,964,990	9,213,313	—	34,178,303
Health Care	11,273,090	1,539,644	6,208	12,818,942
Industrials	15,037,298	—	—	15,037,298
Information Technology	13,290,930	501,731	—	13,792,661
Materials	6,395,304	—	—	6,395,304
Telecommunication Services	3,707,908	—	—	3,707,908
Utilities	5,066,814	—	—	5,066,814
Preferred Stocks	—	836,050	—	836,050
Asset-Backed Securities	—	16,274,041	1,279,787	17,553,828
Mortgage-Backed Obligation	—	1,974,609	—	1,974,609
Foreign Government Obligation	—	8,610,297	—	8,610,297
Non-Convertible Corporate Bonds and Notes	—	40,974,640	—	40,974,640
Convertible Corporate Bonds and Notes	—	2,163,114	—	2,163,114
Corporate Loans	—	14,172,686	—	14,172,686
Event-Linked Bonds	—	56,925,690	—	56,925,690
Short-Term Notes	—	88,448,928	—	88,448,928
Investment Companies	41,161,603	—	—	41,161,603
Over-the-Counter Options Purchased	—	474,650	—	474,650
Over-the-Counter Interest Rate Swaptions Purchased	—	363,094	—	363,094

Total Investments, at Value	159,710,907	242,840,776	1,285,995	403,837,678
Other Financial Instruments:
Swaps, at value	—	4,562,317	—	4,562,317
Centrally cleared swaps, at value	—	1,321,781	—	1,321,781
Futures contracts	1,981,298	—	—	1,981,298
Forward currency exchange contracts	—	1,642,304	—	1,642,304

Total Assets	$161,692,205	$250,367,178	$1,285,995	$413,345,378

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(37,891,777)	$(3,694,369)	$—	$(41,586,146)
Options written, at value	—	(1,336,290)	—	(1,336,290)
Swaps, at value	—	(3,363,154)	—	(3,363,154)
Centrally cleared swaps, at value	—	(1,774,808)	—	(1,774,808)
Futures contracts	(1,509,115)	—	—	(1,509,115)
Forward currency exchange contracts	—	(1,828,542)	—	(1,828,542)

Total Liabilities	$(39,400,892)	$(11,997,163)	$—	$(51,398,055)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$2,205,500
Sold securities	1,064,141

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,064,537
Market Value	$233,502
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps,

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $109,683,784 and $168,746,930, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $40,784,784 and $95,492,860 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $705,559 and $681,634 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $768,002 and $341,292 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2015	5,400,003,810	$ 609,381
Options written	24,729,429,630	5,597,428
Options closed or expired	(13,150,740,000)	(1,805,861)
Options exercised	(12,272,915,440)	(2,563,903)

Options outstanding as of March 31, 2016	4,705,778,000	$ 1,837,045

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $62,859,484 and $18,437,450 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $20,511,133 and $23,400,357 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $163,589,415 and $42,332,914 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $48,122 and $45,528 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $333,882 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,266,583.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $54,394,642. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$418,729,621
Federal tax cost of other investments	(120,233,777)

Total federal tax cost	$298,495,844

Gross unrealized appreciation	$23,446,119
Gross unrealized depreciation	(33,991,932)

Net unrealized depreciation	$(10,545,813)

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—98.0%
Consumer Discretionary—22.1%
Auto Components—3.1%
Continental AG	36,299	$8,261,058
Valeo SA	46,151	7,175,957
		15,437,015
Automobiles—1.9%
Bayerische Motoren Werke AG	36,372	3,340,716
Hero MotoCorp Ltd.	132,410	5,888,659
		9,229,375
Diversified Consumer Services—0.8%
Dignity plc	105,267	3,739,662
Hotels, Restaurants & Leisure—3.6%
Carnival Corp.	150,220	7,927,110
Domino’s Pizza Group plc	363,728	5,251,570
William Hill plc	1,049,197	4,915,875
		18,094,555
Household Durables—1.1%
SEB SA	51,050	5,293,231
Media—3.5%
Grupo Televisa SAB, Sponsored ADR	129,840	3,565,406
ProSiebenSat.1 Media SE	107,492	5,524,207
SES SA, FDR	126,340	3,692,075
Sky plc	308,898	4,526,820
		17,308,508
Multiline Retail—2.8%
Dollarama, Inc.	132,266	9,307,249
Hudson’s Bay Co.	328,229	4,849,828
		14,157,077
Specialty Retail—0.8%
Industria de Diseno Textil SA	123,374	4,139,202
Textiles, Apparel & Luxury Goods—4.5%
Burberry Group plc	258,824	5,069,801
Cie Financiere Richemont SA	67,263	4,433,286
Hermes International	12,936	4,550,669
LVMH Moet Hennessy Louis Vuitton SE	27,970	4,783,957
Swatch Group AG (The)	11,090	3,830,278
		22,667,991
Consumer Staples—10.8%
Beverages—2.6%
Diageo plc	91,718	2,475,173
Heineken NV	76,133	6,894,049
Pernod Ricard SA	29,410	3,276,222
		12,645,444
Food & Staples Retailing—1.8%
CP ALL PCL	3,852,100	5,007,884
Spar Group Ltd. (The)	303,374	4,089,023
		9,096,907
Food Products—4.6%
Aryzta AG1	104,295	4,302,611
Barry Callebaut AG1	3,949	4,283,190
Danone SA	49,866	3,540,097
Saputo, Inc.	191,890	6,152,300
Unilever plc	106,439	4,806,285
		23,084,483
Household Products—1.2%
Reckitt Benckiser Group plc	59,540	5,749,532
Tobacco—0.6%
Swedish Match AB	89,869	3,043,059
Energy—1.4%
Energy Equipment & Services—0.4%
Technip SA	33,690	1,862,940

	Shares	Value
Oil, Gas & Consumable Fuels—1.0%
Koninklijke Vopak NV	99,147	$4,935,273
Financials—3.3%
Capital Markets—2.0%
ICAP plc	823,817	5,599,822
Tullett Prebon plc	269,054	1,354,123
UBS Group AG	207,578	3,324,768
		10,278,713
Commercial Banks—0.5%
ICICI Bank Ltd., Sponsored ADR	360,915	2,584,151
Insurance—0.8%
Prudential plc	207,467	3,847,953
Health Care—11.0%
Biotechnology—2.3%
CSL Ltd.	74,100	5,747,841
Grifols SA	264,101	5,863,543
		11,611,384
Health Care Equipment & Supplies—3.5%
Coloplast AS, Cl. B	63,242	4,775,916
Essilor International SA	38,120	4,696,991
Sonova Holding AG	32,649	4,156,998
William Demant Holding AS1	36,202	3,629,311
		17,259,216
Health Care Providers & Services—0.6%
Sonic Healthcare Ltd.	204,225	2,926,848
Life Sciences Tools & Services—1.0%
Lonza Group AG1	29,441	4,962,025
Pharmaceuticals—3.6%
Galenica AG	3,440	5,153,184
Novo Nordisk AS, Cl. B	132,701	7,164,847
Roche Holding AG	23,373	5,735,348
		18,053,379
Industrials—20.6%
Aerospace & Defense—2.5%
Airbus Group SE	96,490	6,402,693
Embraer SA	323,926	2,148,606
Rolls-Royce Holdings plc[1]	421,586	4,104,369
		12,655,668
Air Freight & Couriers—1.0%
Royal Mail plc	711,524	4,891,886
Commercial Services & Supplies—2.4%
Aggreko plc	167,767	2,582,487
Edenred	212,254	4,118,763
Prosegur Cia de Seguridad SA	947,340	5,320,785
		12,022,035
Construction & Engineering—1.3%
Boskalis Westminster	75,778	2,969,370
CIMIC Group Ltd.	139,285	3,706,318
		6,675,688
Electrical Equipment—3.3%
ABB Ltd.[1]	101,736	1,981,721
Legrand SA	78,140	4,374,314
Nidec Corp.	82,500	5,641,625
Schneider Electric SE	65,990	4,167,676
		16,165,336
Machinery—2.6%
Aalberts Industries NV	192,549	6,660,497
Atlas Copco AB, Cl. A	199,195	5,010,320
Weir Group plc (The)	84,249	1,339,958
		13,010,775
Professional Services—2.8%
Experian plc	264,813	4,712,214

1      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Professional Services (Continued)
Intertek Group plc	127,010	$5,757,129
SGS SA	1,596	3,371,092
		13,840,435
Trading Companies & Distributors—4.7%
Brenntag AG	112,897	6,436,366
Bunzl plc	227,061	6,574,210
Travis Perkins plc	197,957	5,175,769
Wolseley plc	89,853	5,059,554
		23,245,899
Information Technology—16.8%
Communications Equipment—2.3%
Nokia OYJ	914,561	5,433,018
Telefonaktiebolaget LM Ericsson, Cl. B	610,061	6,102,567
		11,535,585
Electronic Equipment, Instruments, & Components—2.6%
Hoya Corp.	131,893	5,014,423
Keyence Corp.	9,706	5,291,151
Spectris plc	96,728	2,549,028
		12,854,602
Internet Software & Services—1.7%
United Internet AG	80,349	4,029,812
Yahoo Japan Corp.	1,026,800	4,359,868
		8,389,680
IT Services—1.3%
Amadeus IT Holding SA, Cl. A	148,015	6,326,053
Semiconductors & Semiconductor Equipment—3.4%
ARM Holdings plc	262,030	3,821,570
ASML Holding NV	47,725	4,831,936
Infineon Technologies AG	603,830	8,588,304
		17,241,810
Software—4.9%
AVEVA Group plc	66,774	1,509,509
Dassault Systemes	66,676	5,278,285
Gemalto NV	81,660	6,018,586
SAP SE	70,372	5,693,248
Temenos Group AG1	107,969	5,902,060
		24,401,688

	Shares	Value
Technology Hardware, Storage & Peripherals—0.6%
Lenovo Group Ltd.	4,058,000	$3,182,816
Materials—5.7%
Chemicals—4.1%
Essentra plc	451,126	5,356,830
Novozymes AS, Cl. B	116,606	5,225,690
Sika AG	1,159	4,575,475
Syngenta AG	13,182	5,463,944
		20,621,939
Construction Materials—1.2%
James Hardie Industries plc	424,500	5,786,924
Containers & Packaging—0.4%
CCL Industries, Inc., Cl. B	10,838	2,057,029
Telecommunication Services—6.3%
Diversified Telecommunication Services—5.0%
BT Group plc	887,228	5,588,072
Iliad SA	20,510	5,269,439
Inmarsat plc	243,780	3,432,070
Nippon Telegraph & Telephone Corp.	191,700	8,242,635
Telstra Corp. Ltd.	605,507	2,468,062
		25,000,278
Wireless Telecommunication Services—1.3%
Vodafone Group plc	2,070,159	6,598,396
Total Common Stocks (Cost $346,796,516)		488,512,445
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	5,995,416	76,954
	Units
Rights, Warrants and Certificates—0.0%
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	4,390
	Shares
Investment Company—1.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[2,3] (Cost $8,247,416)	8,247,416	8,247,416
Total Investments, at Value (Cost $355,091,752)	99.7%	496,841,205
Net Other Assets (Liabilities)	0.3	1,650,346
Net Assets	100.0%	$498,491,551

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	4,009,537	21,040,657	16,802,778	8,247,416

	Value			Income
Oppenheimer Institutional Money Market Fund, Cl. E			$ 8,247,416	$ 6,288

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows: Geographic Holdings	Value	Percent
United Kingdom	$116,389,666	23.4%
France	62,080,615	12.5
Switzerland	61,475,979	12.4
Germany	41,873,711	8.4
Netherlands	38,712,405	7.8
Japan	28,549,703	5.7
Canada	22,366,407	4.5
Spain	21,649,583	4.4
Denmark	20,795,764	4.2
United States	16,178,915	3.3

2       OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Continued)		Value	Percent
Australia	$	14,849,069	3.0%
Sweden		14,155,946	2.9
India		8,549,765	1.7
Ireland		5,786,924	1.2
Finland		5,433,018	1.1
Thailand		5,007,884	1.0
South Africa		4,089,023	0.8
Mexico		3,565,406	0.7
China		3,182,816	0.6
Brazil		2,148,606	0.4

Total	$	496,841,205	100.0%

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts at period end based on valuation input level:

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$25,649,593	$84,417,023	$—	$110,066,616
Consumer Staples	6,152,300	47,467,125	—	53,619,425
Energy	—	6,798,213	—	6,798,213
Financials	2,584,151	14,126,666	—	16,710,817
Health Care	—	54,812,852	—	54,812,852
Industrials	—	102,507,722	—	102,507,722
Information Technology	—	83,932,234	—	83,932,234
Materials	2,057,029	26,408,863	—	28,465,892
Telecommunication Services	—	31,598,674	—	31,598,674
Preferred Stock	76,954	—	—	76,954
Rights, Warrants and Certificates	—	4,390	—	4,390
Investment Company	8,247,416	—	—	8,247,416

Total Assets	$44,767,443	$452,073,762	$—	$496,841,205

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its

6       OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Investments and Risks (Continued)

industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$362,300,681
Federal tax cost of other investments	(64,053)

Total federal tax cost	$362,236,628

Gross unrealized appreciation	$172,156,536
Gross unrealized depreciation	(37,639,543)

Net unrealized appreciation	$134,516,993

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016